Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

EXHIBIT 10.243

Services Agreement

by and between

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

and

HP ENTERPRISE SERVICES, LLC

Dated April 4, 2011

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

INTRODUCTION

RECITALS:

This SERVICES AGREEMENT (the "Agreement"), dated as of April 4, 2011 (the ”Effective Date”), between DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation ("Customer" or “DTG”) and HP ENTERPRISE SERVICES, LLC, a Delaware limited liability company ("Provider" or “HP”).

WHEREAS, Customer, Electronic Data Systems, Inc.  and EDS Information Services L.L.C. (collectively “EDS") are parties to the Second Amended and Restated Data Processing Services Agreement, entered into on August 1, 2006, as that agreement was amended and modified as of March 31, 2011 (the “2006 Agreement”).

1.           WHEREAS, Provider through an acquisition of EDS is the successor in interest to all of EDS’s rights and obligations under the 2006 Agreement.

2.           WHEREAS, Provider is engaged in the business of providing certain information processing, outsourcing, facilities management, systems development and information processing services;

3.           WHEREAS, Provider and Customer now desire to effect an early expiration of the term of the 2006 Agreement effective as of the Effective Date, and to enter into this Agreement, pursuant to which Provider will provide to Customer the services described herein in accordance with the following terms and conditions.

NOW, THEREFORE, in consideration of the above premises, and the mutual promises and covenants contained herein, the Parties hereby agree as follows:

ARTICLE 1

INTERPRETATION; 2006 AGREEMENT

1.2           Interpretive Matters.  This Agreement is the result of the Parties' negotiations, and no provision of this Agreement shall be construed for or against either Party because of the authorship of that provision.  In interpreting this Agreement, except where the context otherwise requires: (a)"including" or "include" does not denote or imply any limitation; (b) the singular includes the plural, and vice versa, and each gender includes each of the other; and (c) "Article," "Section," "Subsection" and "Exhibit," refer to an Article, Section, Subsection, and Exhibit, respectively, of this Agreement, unless otherwise stated in this Agreement.

1.3           2006 Agreement.  Notwithstanding the date set forth in the 2006 Agreement as the “Expiration Date” for expiration of the term of the 2006 Agreement, the Parties hereby agree that the term of the 2006 Agreement will be deemed to have expired effective as of the Effective Date of this Agreement.  [***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.4           Affiliates.  With respect to those Affiliates receiving Services pursuant to this Agreement, Customer shall be fully responsible and liable for all obligations of its Affiliates related to the receipt of those Services to the same extent as if such failure to perform or comply was committed by Customer.

ARTICLE 2

TERM AND OVERVIEW OF SERVICES

2.1           Term.  Unless earlier terminated as provided in Article 13, the term of this Agreement (the "Term") shall mean the period from the Effective Date to the Expiration Date.  If an extension of this Agreement has not been executed by the Parties at least one hundred and forty (140) days before the Expiration Date, Customer shall have the right, in its sole discretion, to extend the Term up to two times, so long as the total period of both extensions, plus any period of time requested by Customer for Termination Assistance Services pursuant to Article 14 of this Agreement, does not exceed, collectively, twenty four (24) months.  Any such extension shall, unless otherwise negotiated, be on the then current terms and conditions of this Agreement (including cost of living increases in the Monthly Charges and Pricing Exhibit (Exhibit 4)) other than the extended Expiration Date.   Customer shall exercise this right by giving Provider notice one hundred and twenty (120) days before the Expiration Date, which notice shall contain the new Expiration Date.

2.2           Services.  Provider shall provide the Services described in Article 3 and this Article 2.2.

2.2.1              Base Services.  Provider will provide to Customer the following Base Services during the Term:

  •           Cross Functional Services (Exhibit 2.1)

  •           Service Desk Services (Exhibit 2.2)

  •           Servers and Storage Services (Exhibit 2.3)

  •           Managed Network Services (Exhibit 2.4)

  •           End User Computing Services (Exhibit 2.5)

  •           Application Development and Maintenance Services (Exhibit 2.6)

  •           Enhanced Services (Exhibit 2.7)

2.2.2              Infrastructure Services.  Infrastructure Base Services are defined as those Services described in the Servers and Storage (2.3), Managed Network Services (2.4), and End User Computing (2.5) Exhibits.  Any infrastructure-related services or activities requested of Provider that are not identified in these Exhibits are Infrastructure Variable Services, will be considered a project, and are billable.

At the commencement of a project, or when a service request is entered into Provider’s service request system, Provider and Customer will review in-scope infrastructure-related tasks to determine if they are Infrastructure Base Services or Infrastructure Variable Services.  Services described in Exhibits 2.3, 2.4, and 2.5 are generally considered to be Infrastructure Base Services and not billable unless they represent the following:

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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 Dollar Thrifty Automotive Group, Inc.

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2.2.4              Non-Exclusivity.  Provider shall be a non-exclusive provider to Customer of the Services.  Customer shall have the right to use, either directly or through a contract with a third party, any and all Customer-owned resources used in performing Services that are located outside the Provider Data Center, even if they are used by Provider in performing Services.  Software, computer hardware and equipment used by Customer directly or through a contract with a third party, and which are not used by Provider in performing Services shall  be  collectively referred  to as  the “Outside Systems”.     Provider agrees to cooperate with Customer  and  any  third party providers of Outside Systems.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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In the event that such Outside Systems  interface  with  the  operation of  those systems  used  by  Provider in performing Services, and  such  interface adversely affects Provider’s ability to  deliver the Services or  tosatisfy the Service Levels, then Provider may pursue a Change through the Contract Change Process as described in Article 3.5, and Provider shall continue performing the Services to the extent feasible during such pursuit.  Customer shall use the Services for its internal business purposes and (without Provider’s Consent) may not transfer the right to receive any Services to any third party, allow any third party to use the Services (excluding Customer’s independent contractors’ use of the Services in performing Customer’s functions which would otherwise be performed by Customer), or use the Services to process data other than Customer Data.

2.3           Customer Resources and Obligations.  In order to permit Provider to perform the Services for Customer, Customer shall provide certain equipment, Software, and other Customer Resources, and shall perform the obligations of Customer, as described in Article 4 and elsewhere in the Agreement. Provider shall promptly inform Customer in writing if Provider believes Customer is not meeting its obligations under this Article 2.3.

2.4           Locations and Resources.

2.4.1 The charges set forth in this Agreement are based on the assumption that Customer will access the Services from the Customer Locations.

2.4.2  Except as provided for to the contrary in this Agreement, Provider shall have the right to manage all resources used in providing the Services, as it deems appropriate consistent with the requirements of this Agreement.  Should a Statement of Work require that Provider notify Customer of a change in locations or resources, such requirement shall be construed as Customer’s right to notification, and not as an approval right, unless the Statement of Work specifically provides Customer with an approval right. Provider shall have the right without obtaining Customer's Consent to subcontract (i) to Provider Affiliates, (ii) for any particular services where the value of the contract is less than $[***] in any twelve month period, and (iii) where the subcontract is to add human resources required for the performance of the Services, (iv) for the Services listed in Exhibit 12-A.  All other subcontracting requires Customer's Consent. In no event shall subcontracting relieve Provider from its responsibility to perform its obligations to Customer under this Agreement and Provider shall be directly liable to Customer for any and all liabilities arising from or relating to such subcontracting; and provided further, that Provider shall not in any event subcontract the functions performed by the Provider Account Manager.

2.5           Account Managers.  Provider and Customer shall each appoint an Account Manager and shall designate successor Account Managers in the event of a vacancy.  The Provider Account Manager shall be one of the Key Executive Personnel.  The Provider Account Manager will have overall responsibility for managing and coordinating delivery of the Services, and supervising performance of Provider's obligations under this Agreement.  The Customer Account Manager shall have overall responsibility for providing information and decisions regarding the delivery of the Services, and supervise Customer's obligations or requests for modification under this Agreement. Each Account Manager shall coordinate and consult with each other as needed provided nothing herein shall be construed to eliminate the requirement of formal written notices under Article 15.4 where expressly required in this Agreement.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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2.6           Reliance.  In performing its obligations under this Agreement, Provider will be entitled to reasonably rely upon any instructions or other information provided to Provider by the Customer Account Manager, or other Customer personnel identified by the Customer Account Manager in writing as having authority to provide the same on behalf of Customer.  Provider shall incur no liability or responsibility of any kind in reasonably relying on or complying with any such instructions or information.  Provider shall, however, seek clarification in connection with any instruction or direction from Customer that is inconsistent with or contrary to the provisions of this Agreement.  In performing its obligations under this Agreement, Customer will be entitled to reasonably rely upon any instructions or other information provided to Customer by the Provider Account Manager.  Customer shall incur no liability or responsibility of any kind in reasonably relying on or complying with any such instructions or information.  Customer shall, however, seek clarification in connection with any instruction or direction from Provider that is inconsistent with or contrary to the provisions of this Agreement.

2.7           Customer Acquired or Divested Entities.  Customer Affiliates may be added to the Agreement at any time at the discretion of Customer.  In the event a Customer Affiliate is divested by Customer and was receiving Services at the time of the divestiture, upon request of Customer Provider shall continue to provide the Services to the former Customer Affiliate for a period not to exceed twelve (12) months and Customer shall remain obligated to pay for such Services.  If Provider subsequently enters into an agreement for services with the divested entity, any associated reduction in the volume of Services provided to Customer by Provider shall result in an equitable decrease in the charge for the Services under this Agreement determined through the calculation of a reduction that is proportionate to the decrease in the volume of Services, and decreasing such reduction through the addition of any costs that Provider demonstrates are not proportionately reduced.

2.8           Third Party Consents to Assignment to Customer.  Third party agreements for Software, hardware or equipment that are used for the proper performance of the Services shall be assignable to Customer, without cost, upon the expiration or termination of this Agreement (unless such requirement is waived by Customer), and Provider agrees to make an assignment of any or all of the Unleveraged Third Party Provider Contracts promptly upon Customer's request.

2.9       Provider Transition and Transformation Plan.   A transition and transformation plan (the “Provider Transition and Transformation Plan”) is set forth in Exhibit 18.  Provider shall perform its obligations under the Provider Transition and Transformation Plan in accordance with its terms.

2.10          Customer Governance and Retained Functions. In addition to the Account Managers, Provider and Customer shall each appoint employees to serve on the Governance Committee.  The Committee will meet as needed, but no less than four times per year to review the Services as more particularly set forth in Exhibit 6.  Customer shall retain the responsibility for Retained Functions.

2.11         Provider Personnel.  Exhibit 5 contains specific rights and obligations of the Parties with respect to Provider personnel.

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ARTICLE 3

PROVIDER SERVICES

3.1           Base Services.

3.1.1           Subject to the terms and conditions of this Agreement, Provider shall provide the Base Services to Customer.

3.1.2           Subject to Customer's Minimum Spend Commitment (as defined in Exhibit 4) for Monthly Base Charges, if Customer wishes to request modifications to the Base Services, including additions, deletions and rearrangements thereof, then Customer shall submit such requests to Provider in writing.  Subject to the foregoing, in the event that a request contemplates a reduction in Base Services and is not a RRC as described in Exhibit 4, Provider shall evaluate such request and provide Customer with a proposed Contract Change to reduce the Monthly Base Charge in accordance with the Contract Change Process and consistent with the pricing methodology contained in Exhibit 4.  In the event that a request contemplates an addition to or restructuring of Base Services and is not an ARC as described in Exhibit 4, it shall be reviewed as a Contract Change for purposes of the Contract Change Process described in Article 3.5.

3.1.3           Provider will use commercially reasonable efforts to identify changes in technology necessary to provide the Base Services to Customer at a level required to support the Customer's operations, and to recommend changes in technology, related to the Base Services, that would improve Customer's operations.  In particular, Provider may make recommendations to Customer regarding the refreshment, upgrade, and maintenance status of Customer's Software portfolio.  Provider shall maintain reasonable currency as to all Software provided by Provider in the performance of the Services, as more specifically set forth in Exhibit 2.1.  For equipment provided by Provider, Provider shall refresh such equipment as necessary to maintain software currency as defined above.  For Customer Software and Customer Equipment, Provider will implement and support upgrades and new releases as directed by Customer or as required in an applicable Service Level. If Customer Equipment is no longer eligible for service by the applicable third party provider or Customer Software is not reasonably current (due to Customer direction), Provider will (a) provide reasonable Notice to Customer of the degradation in service and (b) continue to use commercially reasonable efforts to provide the Services using such Customer Software and Customer Equipment.  If such circumstances impair Provider's ability to meet applicable Service Levels, then Provider is relieved of meeting the applicable Service Levels to the extent of the impairment, after the date of such notice to Customer and Customer’s Consent to such relief.  Any disagreement shall be resolved pursuant to the dispute resolution procedure described in Article 12.

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3.1.4           In providing Base Services, and to complement Customer's provision of Customer Resources, Provider shall at its expense (a) provide and maintain the utility servers required by Provider for the performance of the Services, (b) supply network equipment within the Provider Data Center (e.g. Provider shall supply and maintain cables, routers (other than those that are supplied and managed by Customer's wide area network providers), switches and hubs within the Provider Data Center); (c) be responsible for network hardware, Software and functions within the Provider Data Center; and (d) arrange for the provision and maintenance of an industry-standard (Metropolitan Area Network, Frame Relay, MPLS, ATM or the like) communication path between the Provider Data Center and the Customer Location; provided, however, that in all events such communication path shall meet or exceed the performance specifications of the communication path used by Provider with Customer as of the Effective Date. Customer acknowledges that Provider is not a licensed provider of communications services and therefore shall arrange, as the contracting party, for the provision of the communication services through a third party provider that is selected by Provider and Customer and is licensed to provide telecommunications services.  Provider shall monitor such provider's performance of its obligation to provide and maintain the communications services, work with such provider and Customer to resolve problems with the communications services, and take all actions necessary (including contract enforcement) to cause such provider to perform such obligation.

3.1.5           Provider may modify, amend, enhance, update or provide an appropriate replacement for any element of its systems at any time; provided, that Provider shall provide at least ninety (90) days Notice to Customer with respect to such action, there shall be no reduction of the functionality provided by the Services and there shall be no effect on the Service Levels.

3.2           Software Development Costs. Statements of Work and monthly invoices which include charges for Software development by Provider will include detail regarding estimates for and actual costs incurred by Provider in the development of Software and other information sufficient for Customer to comply with Statement of Position 98-1 issued by the American Institute of Certified Public Accountants all as set forth in Exhibit 4.

3.3           Variable Services

3.3.1           [***]

3.3.2           If Customer intends to engage a service provider other than Provider to provide a Variable Service, then Provider shall have a reasonable opportunity to make a proposal to Customer to provide the Variable Service, which proposal (if made) shall be made in accordance with the procedure described in Article 3.3.1.  If Customer nevertheless elects to contract with a third party for the provision of the Variable Service, then Customer shall so notify Provider.  Prior to installation, implementation or operation of Software or other technology resulting from a Variable Service, Provider shall be entitled to evaluate the compatibility of the Software or other technology resulting from the Variable Service with the systems being operated by Provider in providing the Services.  Provider's installation, implementation or operation of technology resulting from a Variable Service additionally shall be subject to the Contract Change Process described in Article 3.5.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.4           [RESERVED]

3.5           Contract Change Process.  “Changes” as defined in Exhibit 20 shall be addressed in accordance with the Contract Change Process set forth in Exhibit 20.  .

3.6           Service Levels.  The Parties agree that Exhibit 3 shall set forth mutually-agreed standards for the performance of the Services (the “Service Levels”). The Service Levels will include, without limitation, objective measures of Provider performance of the Services, including but not limited to response times, problem resolution times, and system availability. Customer shall have the right to designate Service Levels as critical to the success of their operation as set forth in Exhibit 3 (“Critical Service Levels”).   Such Critical Service Levels are identified in Exhibit 3 and shall be subject to performance credits and earn-back opportunities as described therein.

3.7           Root Cause Analysis.  Promptly, and in no event later than [***] days after the occurrence of any information technology outage or incident (i) which results in nonattainment of a Service Level or creates a reasonable expectation that nonattainment of a Service Level will occur, or (ii) for which the Parties otherwise agree a Root Cause Analysis is appropriate, Provider shall:  (A) perform an initial root-cause analysis to identify the cause of such outage or incident, (B) take steps to correct such cause and its effects (regardless of whether caused by Provider) and take steps to bring the situation in compliance with the affected Service Level, (C) provide Customer with an initial written report detailing the cause of, and procedure for correcting, such outage or incident, and (D) provide Customer with satisfactory evidence that Provider has taken initial steps to prevent recurrence of such outage or incident.  The correction of any such outage or incident shall be performed by Provider pursuant to a project plan developed by the Parties.  Provider will, at Provider expense and through the use of Provider resources not otherwise dedicated to the performance of Services, correct outages or incidents attributable to Provider's failure to perform Services in accordance with its obligations under the Agreement. With respect to all other outages or incidents, regardless of the cause, Provider will use the Provider resources within the scope of the Services to correct the outage or incident, including resource reallocation with Customer approval, without expending a material amount of additional time or cost.  If an outage or incident arises despite Provider's performance of Services in accordance with its obligations under this Agreement, (i) Provider shall be entitled to temporary relief from its obligation to timely comply with the affected Service Level, but only to the extent and for the duration so affected; and (ii) Customer shall reimburse Provider for Provider’s expenses to correct such failure, but only to the extent Provider incurs additional cost and expense and such expense is approved in advance by Customer, unless the Parties otherwise mutually agree.  Nothing contained in this Section 3.7, including Provider's performance of its obligations hereunder, in any manner alters, modifies, or limits Customer's rights in the event of a Service Level Default as set forth in Exhibit 3 to this Agreement.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 4

CUSTOMER RESOURCES

4.1           Customer Resources.  In order to facilitate Provider's performance of the Services, Customer shall provide to Provider the Customer Equipment described in Exhibit 10 and Customer Software and Required Consents (the "Customer Resources").  The Customer Resources shall be used by Provider solely in the performance of the Services.

4.2           Customer Licensed Software.  Customer will obtain any licenses, consents, approvals or authorizations from third parties necessary for Provider to legally and physically access and use any Customer Licensed Software described in Exhibit 12-B and associated maintenance services necessary to perform the Services, and will provide written evidence of such consents to Provider upon Provider's written request.  Provider shall comply with the terms and conditions of the Customer Licensed Software licenses provided to Provider pertaining to the scope of the license grant and obligations relating to the protection of the licensor's rights in the relevant Software.  Customer shall pay all costs and expenses associated with the Customer Licensed Software, including all required license, installation, maintenance and upgrade fees.  The Customer Licensed Software will be made available to Provider in a form and on media compatible with the Customer Equipment and any equipment Provider is then operating on Customer's behalf, together with appropriate documentation and other materials.

4.3           Customer Owned Software.  Customer will provide Provider with object, executable, and where required, source code for the Customer Owned Software necessary for Provider to perform the Services, together with any consents, approvals, or authorizations from third parties necessary for Provider to legally and physically access and use the Customer Owned Software in object, executable, and source code form, for the sole purpose of providing the Services, and will provide written evidence of such consents to Provider.  Provider shall at all times comply with Customer’s policies and procedures, initially as set forth in Exhibit 4, as they exist at any time and from time to time during the Term governing the possession of source code for Customer Owned Software.  During the Term, Customer grants to Provider a royalty-free, non-exclusive and non-transferable license to use, copy and display the Customer Owned Software, including its source code, for the sole purpose of providing the Services.  The Customer Owned Software will be available to Provider in a form and on media compatible with the Customer Equipment and any equipment Provider is then operating on Customer's behalf, together with the appropriate documentation and will be provided in a timely manner when required by Provider in the performance of the Services.  Provider shall not combine or use Customer Owned Software in connection with so-called "open source" or "copyleft" Software, including Software licensed under the terms of the GPL, Mozilla Public License, LGPL, or MIT licenses without Customer’s prior written Consent.  Customer consents to the continued use of Linux and open source applications and utilities to the extent currently used in Customer’s IT environment.

4.4           Customer Equipment.  During the Term, Customer will provide to Provider, at no cost to Provider, access to and use of all equipment and hardware, including Customer Owned Equipment and Customer Leased Equipment (collectively the "Customer Equipment") necessary for performance of the Services, except that Provider shall provide the equipment described in  Article  3.1.4.   The Customer Equipment initially  shall  be provided  in  good  working  order  and  condition, and shall be accompanied by  all manuals, instructions, written

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warranties and other materials, in Customer's possession, which may be relevant to Provider's operation of the Customer Equipment.  Financial responsibility for Customer Equipment is set forth in the Financial Responsibility Matrix attached as Exhibit 4-B.  If Customer is requested by Provider to purchase additional Customer Equipment, or if Customer desires to purchase additional Customer Equipment, in accordance with the Agreement, then Provider shall in all instances have the opportunity to present to the Customer a proposal for purchase of such equipment through Provider, which proposal may be accepted or rejected by Customer in its sole discretion.  Provider shall have no responsibility or liability to Customer for the condition or performance of any equipment purchased from sources other than Provider until such equipment meets Provider’s minimum performance standards, but Provider shall cooperate with Customer's efforts to enforce warranties made by the original seller of such equipment.

4.5           Software Maintenance.  Customer will provide, or cause to be provided, all maintenance functions pertaining to the Customer Software.  As more fully described in Exhibit 2, Provider shall cooperate with the efforts of Customer, or other parties providing maintenance services, to correct errors in Customer Software and otherwise maintain the Customer Software, and shall provide the operational support for Customer Software maintenance specifically described in Base Services.

4.6           RESERVED

4.7  Change in Customer Resources.

4.7.1           Provider shall periodically evaluate the sufficiency of the Customer Resources, as components supporting Provider's performance of the Services and the satisfaction of the Service Levels.  If Provider reasonably determines that a change in Customer Resources (including changes in the nature of renewals, replacements or upgrades of Customer Resources) is necessary or appropriate, in order to provide the Services or satisfy the Service Levels, then Provider shall advise Customer of Provider's recommendations, including Provider's assessment of the adverse effect upon the provision of Services or the satisfaction of Service Levels, which would result from the failure to make the recommended changes.  Promptly thereafter, Customer shall, with Provider's consultation, consider the costs and benefits of implementing Provider's recommendation and notify Provider of Customer's decision whether to implement the recommended changes in the Customer Resources.  If Customer decides to implement such changes, then such changes shall be implemented (with the assistance and consultation of Provider) as soon as reasonably practical.  If Customer decides not to implement such changes, then, by supplement to this Agreement, the Parties shall modify the Services and, if appropriate, the Service Levels, to reflect the changes in Services or Service Levels resulting from Customer's decision not to make the recommended changes, but only to the extent that the Services and Service Levels are directly impacted by the deficiency in Customer Resources that were identified by Provider and validated through the Contract Change Process.  If the Parties do not agree on the modification to Services or Service Levels necessitated by Customer's election not to cure a validated deficiency in Customer Resources, the Parties shall implement the dispute resolution procedure described in Article 12.  Provider shall not purchase additional Customer Resources on Customer's behalf, without Customer's prior Consent.  This Article shall not apply to resources provided by Provider.

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4.7.2           Customer shall provide all necessary information, advice, approvals, and signatures on contracts, pertaining to the Customer Resources, as may be reasonably requested by Provider.  Customer shall provide to Provider all documents, assignments and assistance reasonably requested by Provider for the purpose of enforcing warranty and other claims with respect to Customer Equipment, and other performance by third parties under Third Party Service Contracts.

4.8           Failure to Obtain Required Consents or to Provide Resources.  In the event that any Required Consent is not obtained with respect to any of the Customer Resources, then, unless and until such Required Consent is obtained, the Parties shall cooperate in achieving a reasonable alternative arrangement.  If Customer fails to provide to Provider any Required Consent or other Customer Resources required to be provided pursuant to this Article 4, then Provider shall be excused from performing the Services if and to the extent such nonperformance during such period results from such failure to provide such Customer Resources, and Provider's nonperformance will not be deemed to be a breach of the Agreement or grounds for termination of this Agreement by Customer.

4.9           Payment Responsibility for Customer Resources.  Customer shall be responsible for, and discharge on a timely basis, all financial obligations (including amounts due to third parties) with respect to the acquisition, ownership, maintenance and use of the Customer Resources and for any related charges (including late fees, interest, taxes and legal expenses) as set forth in Exhibit 4.

ARTICLE 5

CUSTOMER DATA, SAFEGUARDING EQUIPMENT AND AUDIT RIGHTS

5.1           Customer Data.  Provider shall obtain no rights, ownership or otherwise, in or to the Customer Data, and Customer shall have no restrictions in Customer’s use of Customer Data.  Provider has certain responsibilities prescribed as of the Effective Date by applicable Customer Data Laws and the Industry Data Standards as a processor of the Customer Data and hereby acknowledges such responsibilities.  Customer has certain responsibilities prescribed as of the Effective Date by applicable Customer Data Laws and the Industry Data Standards as owner and controller of the Customer Data and hereby acknowledges such responsibilities.  Provider shall process the Customer Data in accordance with (a) the terms of this Agreement which includes Customer’s requirements as reflected in Exhibits 2.1 through 2.7, and (b) Provider’s obligations under the Customer Data Laws and the Industry Data Standards, and Customer is consenting to Provider’s access to the Customer Data for such purpose.  Customer will have the right to establish backup security for the Customer Data and to keep backup data and data files in its possession if it so chooses; provided, however, that Provider will have access to such backup data and data files as is reasonably required by Provider.  Provider personnel will not attempt to access or allow access to Customer Data that is not required for performance of the Services by such personnel.  Provider will promptly notify Customer of any breach or potential breach of security relating to the Customer Data of which Provider becomes aware and will investigate the root cause of such breach or potential breach in accordance with Article 3.7 of this Agreement.  The Customer Data shall not be used by Provider for any purpose other than that of providing Services, nor shall such Data or any part of such Data be disclosed, sold, assigned, leased or otherwise disposed of to third parties by Provider or commercially exploited by or on behalf of Provider, its employees or agents, except as may be required by applicable law, in which case Customer shall be given prior Notice, or permitted by other express provisions of this Agreement.

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 Dollar Thrifty Automotive Group, Inc.

 5.2           Data Security

Without limiting Provider’s other obligations hereunder including with respect to compliance with Laws and Industry Data Standards, Provider shall establish and maintain security, and other safeguards against the destruction, loss, alteration, and unauthorized access to Customer Data in the possession of Provider and during the electronic transmission, storage, and shipping thereof (the “Data Safeguards”) that comply with Customer’s data security policies provided to Provider prior to the Effective Date that are in effect as of the Effective Date.  If Provider discovers or is notified of a breach or potential breach of security relating to Customer Data, Provider will immediately (y) notify Customer of such breach or potential breach and (z) investigate and, in the case of an actual breach remediate the effects of the breach.  In the event of a breach attributable to an act or omission of Provider, as part of such remediation, Provider will: (i) take all actions at its cost and expense necessary to comply with applicable laws relating to the notification of entities whose information may have been disclosed in connection with the breach, and (ii) provide Customer with assurance satisfactory to Customer that such breach will not recur.

5.3           Safeguarding Customer Equipment.  Provider will establish and maintain safeguards against the destruction, loss, unauthorized access or alteration of the Customer Equipment located in real estate facilities owned or leased by Provider, which are in effect at the Provider Data Center with respect to Provider equipment as of the Effective Date.  Any labels or markings used by Customer to indicate ownership of Customer Equipment shall not be removed or altered by or on behalf of Provider.  In the event that additional safeguards for such equipment are reasonably requested by Customer in writing, Provider shall provide such additional safeguards, and Customer shall reimburse Provider for Provider's costs in providing such additional safeguards.  While Customer Equipment is located in a facility owned or leased by Provider, Provider shall be responsible for risk of loss with respect to the Customer Equipment, except to the extent that any loss or damages are caused by the actions or omissions of Customer.

5.4           Security at Provider Data Center.  Provider will perform its normal security procedures at any Provider Data Center where Services are performed by Provider for Customer.  Such procedures at the Provider Data Center shall be those in effect at the Provider Data Center as of the Effective Date. With respect to those Services to be performed by Provider at a Customer facility after the Effective Date, Provider shall follow security procedures no less rigorous than those being performed by Customer immediately prior to the Effective Date until such Services are migrated by Provider to a Provider Data Center.  In the event that additional security procedures are reasonably requested by Customer in writing for any location where Provider is providing Services to Customer, Provider shall perform such additional security procedures, and Customer shall reimburse Provider for Provider's costs in providing such additional safeguards.  Provider personnel shall comply with the customary rules of Customer set forth in Exhibits 2.1 through 2.7 (which shall not unreasonably impede Provider in the performance of its obligations under this Agreement) with respect to access to Customer Location, the Customer Data and data files.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

5.5           Security at Customer Location.  Customer will perform its normal security procedures at the Customer Location and establish and maintain safeguards against the destruction, loss or alteration of the Customer’s Equipment or Provider-owned equipment in the possession of Customer, which are those in effect at the Customer Location as of the Effective Date.  In the event that additional safeguards for such equipment are reasonably requested by Provider, Customer shall provide such additional safeguards, and Provider shall reimburse Customer for Customer's costs in providing such additional safeguards.

5.6           Audit Rights.

5.6.1           On an annual basis at Customer’s request, Customer may require that a third party performance audit be performed to determine each party’s compliance with its obligations under this Agreement, including all service and deliverable obligations.  Each party will be responsible for its own costs and expenses incurred in connection with the audit and Provider will reimburse Customer for [***] of the documented direct fees paid by Customer to the third party for the performance of any such annual audit.

5.6.2           Provider will, as soon as practicable before the commencement of an internal Provider audit relating to the Services, advise Customer of the scope of each such audit and will consider suggestions from Customer as to the scope and any other matters raised by Customer relating to the proposed audit.

5.6.3           In addition to the foregoing, Provider shall provide such auditors and inspectors as Customer may from time to time designate (upon thirty (30) days' Notice except for internal audits or inspections or those conducted by federal or state regulators) with reasonable access to the Provider Data Center and any and all other Provider facilities, personnel and resources in any manner involved in the performance of Services, including data storage facilities, for the limited purpose of performing, at Customer’s expense for its time and efforts and the time and efforts of its third party agents, audits or inspections of any or all of the following: (i) Customer's Resources, (ii) the handling of Customer Data, including a SSAE16 Type II or similar audit, (iii) the development or modification of systems used or to be used in performing Services, (iv) networks used in performing Services, through the use of network penetration tests and similar mechanisms,   (v) Provider's compliance with Customer's electronic records retention program and other compliance control activities related to Sarbanes-Oxley and the overall Customer control environment as set forth in Exhibit 2, and (vi) the performance of Services under this Agreement. Audits rights regarding penetration testing are subject to requirements set forth in Exhibit 11.

5.6.4           At all times during the Term and continuing thereafter until the completion of the audit of Customer’s financial statements for the fiscal year during which this Agreement expires or is terminated, Provider will, and will cause each of its Affiliates to:

   5.6.4.1                   maintain in effect the controls, operations and systems that are sufficient for Customer to comply with its obligations under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder, including Section 404 of such act and the rules and regulations promulgated thereunder (collectively, “SOX”).  Any changes in the Services, as defined at the Effective Date, that Customer determines are required to comply with SOX are subject to the Change Control Procedures; and

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

  5.6.4.2                    provide to Customer or its auditors, on a timely basis, (i) access to the books and records and personnel of the Provider and its Affiliates and subcontractors as Customer may reasonably request, and (ii) all information, reports and other materials requested by Customer to evaluate and confirm that Customer is in compliance with its obligations under SOX and to enable Customer’s auditors to attest to and report on the assessment of Customer’s management as to the effectiveness of its internal control structure and procedures under SOX, including (a) thirty (30) days prior to the end of Customer’s fiscal year, a Statement on Standards for Attestation Engagement (SSAE16) Type II audit report, and (b) as and when requested by Customer, letters attesting that the controls existing as of the most recent Type II audit report remain in effect; and

   5.6.4.3                  generally cooperate with Customer and its auditors in any other way that Customer and/or its auditors may request to enable Customer to comply with, and Customer and its auditors to evaluate whether Customer complies with, SOX as it relates to the Services. If a separate audit is required, the cost of the audit will be based upon time and materials.

    5.6.5           Provider will (1) make available to Customer the sections of any independent audit or other report of Provider’s or any Provider agent’s operations relating to the Services (redacting any information revealing Provider’s cost structure) and (2) promptly correct (a) any error identified in any such report that could reasonably be expected to have an adverse impact on the Services and (b) any control deficiencies identified in the report.

5.6.6           Record Retention.  Provider will retain records and supporting documentation sufficient to document the performance of Services and invoicing of Fees hereunder in accordance with Customer’s record retention procedures, as in effect from time to time.

5.6.7           Facilities.  Provider will provide to Customer and its third party auditors, access to Customer and its third party auditors, on Provider’s premises (or, if the audit is being performed of a Provider Agent, the Provider Agent’s premises), space, office furnishings (including lockable cabinets), telephone services, Internet connectivity, utilities and office-related equipment and duplicating services as the Customer Auditors may reasonably require to perform the audits described in this Article 5.6.

5.6.8           If requested by Provider, audits shall be conditioned upon the auditor's signing an agreement reasonably satisfactory to Provider agreeing to maintain the confidentiality of Provider's Confidential Information, as provided in Article 7.1, and indemnifying Provider for personal injury or property damage caused by the auditor.  Provider will provide to such auditors and inspectors any assistance that they reasonably require.  Except for audits where (i) material deficiencies in Provider’s service obligations are discovered, or (ii) where there are errors in billing, or (iii) where an audit was performed by Customer because of a material change from one month to the next in the monthly invoice not caused by the addition of Variable Services, Customer shall pay Provider for Provider's costs for any resources required by the auditor inspection in addition to the resources that Provider would otherwise use in the performance of Services, at the rates set forth in Exhibit 4; provided, however, that Customer shall not incur any additional costs in connection with its performance of one annual audit of Provider’s controls by Customer’s Internal Audit Department and one annual audit by Customer’s independent auditor, to ascertain whether there are

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

deficiencies in the effectiveness, design or operation of Provider’s controls as they pertain to the performance of Services.  Provider shall provide Customer with a written estimate of any anticipated additional costs prior to the commencement of an affected audit or inspection.  If any deficiencies in Provider’s controls are identified through any audits pursuant to this Article 5.6, Provider shall remediate such deficiencies within a commercially reasonable time at Provider’s cost and shall allow Customer to retest the controls after the remediation, at no charge to Customer.  Customer shall cooperate with Provider in the reallocation of Resources during the period of remediation.

ARTICLE 6

PAYMENTS TO PROVIDER

6.1           Monthly Charges.  Subject to other terms and conditions contained in this Agreement, for each month during the Term, Customer shall pay to Provider the monthly base charge specified in Exhibit 4, as adjusted from time to time according to the adjustment procedures described in the Agreement ("Monthly Base Charge").   In addition to the Monthly Base Charge, Customer shall pay to Provider those other charges, if any, identified in Exhibit 4.  Provider will send monthly invoices for Monthly Base Charge and Variable Service charges.

6.2           Variable Service Charges.  Customer shall pay Provider for all Variable Services provided by Provider, in accordance with the charges and payment in Exhibit 4 or as otherwise agreed in a statement of work for such Services to be agreed upon in writing by the Parties.  To the extent that Provider is required to perform additional Services which cannot be performed or which Customer chooses not to perform within the Base Services as a result of Customer's errors or omissions in providing or approving specifications for Services, then such additional Services shall be considered Variable Services.

6.3           Out-of-Pocket Expenses.  Out-of-pocket and incidental expenses, including travel and travel-related expenses, incurred by Provider in connection with the performance of the Agreement shall be included in the Monthly Base Charge, except for travel expenses for travel specifically requested and approved in advance by Customer.

6.4           Time, Manner of Payment and Payment Disputes.

6.4.1  Customer shall pay Provider the Monthly Base Charge on or before the seventh (7th) day of the month to which the Monthly Base Charge pertains.  Each monthly invoice for the Monthly Base Charge will include the ARC and RRC Resource Unit volume adjustments for the month that is three months prior to the month to which the Monthly Base Charge pertains.  (For example, the invoice for the Monthly Base Charge pertaining to April, 2012 will include any ARC/RRC volume adjustments for the month of January, 2012.)  All other sums due to Provider under this Agreement will be due and payable within [***] ([***]) days after date of the invoice from Provider which shall be separate from the invoice for the Monthly Base Charge.  All payments shall be made in United States dollars.  Any sums due Provider under this Agreement that are not paid when due shall bear interest from the date due until paid at a rate equal to the lesser of (a) the prime rate established at the due date by Citibank, New York, N.A., or (b) the maximum rate of interest allowed by applicable law at the due date.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

    6.4.2  Customer shall have the right to withhold payment of up to [***] percent ([***]%) of sums due to Provider provided Customer provides Provider written notice, within twenty (20) days of Customer’s receipt of the invoice, setting forth the specific reasons why Customer in good faith disputes the charges, and further provided that any disputed amounts withheld that are in excess of [***] dollars ($[***]) shall be held in escrow by a mutually-agreed third party not affiliated with either party pursuant to the terms of the Escrow Agreement attached as Exhibit 19 which shall be executed simultaneously with this Agreement.  The expense of the escrow will be shared equally by the parties.  In the event that Provider refutes Customer’s basis for disputing the charges, the dispute resolution process set forth in Article 12 shall be implemented to resolve the dispute.  Payment of charges by Customer shall not prevent Customer from raising disputes and claiming a credit due from Provider.

6.5           Taxes.

6.5.1  Customer shall be responsible for (and shall indemnify Provider for) all taxes, duties, and similar charges, including but not limited to, national, federal state and local sales, use, excise, value added, withholding, registration fees, stamp taxes and importation and custom duty taxes or similar taxes (including penalty and interest unless it is assessed due to Provider’s act or omission) imposed on Provider arising from this Agreement, excluding taxes based on Provider's net income; and any additional tax imposed on Provider as a result of any reimbursements under this provision.

6.5.2  Each of Provider and Customer is responsible for the reporting and payment of any ad valorem taxes due on property owned by it or leased by it form a third party.

6.5.3  Provider shall prepare at its expense and timely file or shall cause to be prepared and timely filed all sales and use tax returns, and any other state or local privilege or excise tax returns, which Provider is required to file during the Term and that relate to the Services.

6.6           No Deductions.  All payments by Customer shall be made, in accordance with this Article 6, free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto except as otherwise provided for in Section 6.4.2 as to disputed amounts.  If Customer shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder, then the sum payable shall be increased as may be necessary so that after making all required deductions Provider receives an amount equal to the sum that it would have received had no such deductions been made.

6.7           Proration.  All periodic charges under this Agreement are to be computed on a calendar month basis, and will be prorated for any partial month.

6.8           Rights of Set-off.  With respect to any amount to be reimbursed to Customer or otherwise payable to Customer by Provider pursuant to this Agreement, Provider may, at its option, pay that amount by giving Customer a credit against the charges on the following month’s invoice that are otherwise payable to Provider under this Agreement.  With respect to any amount to be reimbursed to Provider or otherwise payable to Provider by Customer pursuant to this Agreement, Customer may, at its option, pay that amount by giving Provider a credit against the charges otherwise payable to Customer under this Agreement.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

6.9           Benchmarking.    After the second anniversary of the Effective Date of this Agreement, either party may request a benchmark study to compare the price of the Services as set forth in Exhibit 22.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

ARTICLE 7

CONFIDENTIAL INFORMATION AND PROPRIETARY RIGHTS

7.1           Confidential Information.  Except as otherwise provided in this Agreement, Provider and Customer each agree that (a) Customer Data and Customer Owned Software, and (b) all information communicated to it by the other, including, without limitation, the terms of this Agreement, which is (i) written information marked or identified as proprietary or confidential, and (ii) oral or visual information identified as proprietary or confidential at the time of disclosure, which is accurately summarized in writing and provided to the other party in such written form promptly after such oral or visual disclosure, shall constitute "Confidential Information" and will be received in strict confidence, will be used only for the Parties performance of their respective obligations under this Agreement, and will not be disclosed by the recipient Party, its subcontractors or employees without the Consent of the other Party.  Provider and Customer each shall use the same means it uses to protect its own confidential information, but in any event not less than reasonable means, to prevent the disclosure of the Confidential Information to outside parties.  However neither Provider nor Customer shall be prevented from disclosing information which belongs to such Party or is (a) already known by the recipient Party without an obligation of confidentiality; (b) publicly known or becomes publicly known through no unauthorized act of the recipient Party; (c) rightfully received from a third party without an obligation of confidentiality (provided, however, that this exception does not apply to information received from a Customer Affiliate or from Customer's franchisees or clientele); (d) independently developed without use of the other Party's confidential information; (e) disclosed without similar restrictions to a third party by the Party owning the confidential information; (f) approved by the other Party for disclosure in writing; or (g) required to be disclosed pursuant to a requirement of a governmental agency or law, if the disclosing Party provides the other Party with Notice of this requirement prior to disclosure, and provides the other Party with reasonable assistance to limit the disclosure of such information.  In particular, if in the opinion of Customer's legal counsel, this Agreement is required to be disclosed in connection with a filing with the Securities and Exchange Commission, then Customer will diligently seek confidential treatment for information related directly or indirectly to pricing, indemnification, limitations on liability, and such other areas as Provider may reasonably request.

7.2           Intellectual Property.  Each Party shall own and retain ownership of Intellectual Property Rights the Party owns as of the Effective Date, and, unless otherwise expressly conferred elsewhere in this Agreement, neither Party grants the other Party any rights of any nature in the owning Party's Intellectual Property Rights.  Subject to Section 7.3, ownership rights in any and all Customer Data and modifications to or derivative works of Customer Owned Software developed and delivered by Provider under this Agreement, including any software changes made by Provider to Customer Owned Software as part of the Services shall as between Customer and Provider, be owned by Customer, and to the extent that any such developments comprise a work of authorship under federal copyright law, they shall be deemed "works made for hire."  Customer grants to Provider a royalty-free, non-exclusive and non-transferable license to use, copy, display and (to the extent needed to perform Services) modify the derivative works of Customer Owned Software, including its source code, and use such software in the furtherance of Provider’s delivery of Services to Customer.  Provider shall not disclose Customer’s trade secrets or proprietary information, and shall

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

not use any such software in connection with the delivery of services to any Customer Competitor or similar entity involved in the automobile rental business. Subject to the limitations pertaining to open source software set forth in Sections 4.3 and 8.2, Provider may introduce its own or a third party’s intellectual property into the environment from which the Services are delivered.  Nothing contained in this Section grants to Provider any right or authorization to sublicense any Customer Owned Software, either alone or in conjunction with any other software or code.

7.3           Residual Knowledge and Proprietary Rights.  Subject to the terms of Article 7.1 and Article 7.2, either Party shall be free to use the ideas, concepts or know-how that such Party acquired or developed during the performance of the Services that are in intangible form.  Either Party may acquire, license, market, distribute, develop for itself or others, or have others develop for it, similar technology performing the same or similar functions as the technology contemplated by this Agreement.  Provider retains all right, title and interest in and to any and all Intellectual Property Rights, Software and documentation, Software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the Services that are trade secrets or proprietary information of Provider or its Affiliates or otherwise owned or licensed by Provider or its Affiliates.  Customer retains all right, title and interest in and to any and all Intellectual Property Rights, Software and documentation (including Customer Software and its derivative works), Software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the Services that are trade secrets or proprietary information of Customer or its Affiliates or otherwise owned or licensed by Customer or its Affiliates.

ARTICLE 8

WARRANTIES

8.1           Mutual Warranties.  Each party represents and warrants to the other that: (i) it is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of formation and place of principal business; (ii) the performance of its obligations hereunder has been duly authorized by all necessary corporate action; (iii) this Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, liquidation and other laws and equitable principles relating to or affecting the enforcement of creditor's rights generally as they may be applied in the event of the bankruptcy, insolvency, moratoruim, reorganization or liquidation of, or the appointment of a receiver with respect to the property of, or a similar event applicable to, such Party; (iv) neither the execution and delivery of this Agreement nor the performance of any of its obligations hereunder, nor the consummation of any of the transactions comtemplated hereby, will violate any agreement to which it is a party or any provision of its Certificate of Incorporation, Articles of Incorporation, By-Laws or other document of corporate governance, nor any applicable law, regulation, rule, judgment, order or decree; and (v) it has duly obtained or made all consents, approvals or authorizations of, or registrations, declarations or filings with, any governmental authority which are required as a condition to the valid execution, delivery and performance of this Agreement on its part.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

8.2           Additional Provider Warranties.  Provider additionally represents and warrants to Customer that (i) Provider shall exercise due care and diligence, shall perform Services in a professional and workmanlike manner, and its facilities shall conform to industry standards of fire prevention, access control, electrical surge protection, and flood damage minimization, (ii) all Required Consents necessary to perform Provider's obligations under Article 2.8 exist and will remain in existence throughout the Term, (iii) Provider has provided to Customer true and correct copies of all Provider Unleveraged Third Party Contracts, (iv) Provider is not (and to its knowledge, the licensor, lessor or third party provider under any Provider Third Party Contract is not) in default in any material respect under any of the Provider Third Party Contracts, (v) Provider shall comply with the licensing terms for any and all open source software used in conjunction with the performance of Services.  Notwithstanding the foregoing, Provider makes no representation, warranty, nor shall Provider indemnify any party with respect to so-called “open source” or “copyleft” software, [***].

8.3           Additional Customer Warranties.  Customer additionally represents and warrants to Provider that: (i) to Customer's knowledge after reasonable investigation, and subject to the receipt of any applicable Required Consents, Provider will have the right to use the Company Resources to perform the Services to the same extent as utilized by Customer in the conduct of its business as of the Effective Date, (ii) subject to the receipt of any applicable Required Consents, the Customer Resources which Provider has obtained or will obtain the right to use are all of the resources, including hardware, Software, network functions, services, and facilities (other than personnel and financial resources), which Customer was using as of the Effective Date to provide Customer's existing data processing services, (iii) Customer has provided to Provider true and correct copies of all leases, licenses and service contracts governing, describing, or pertaining to the Customer Resources, and (iv) Customer is not (and to its knowledge, the licensor, lessor or third party provider under any Customer Resource is not) in default in any material respect under any of the licenses, leases, Third Party Service Contracts or other agreements governing or pertaining to Customer Resources.

8.4           Viruses.  Each Party will use commercially reasonable measures to screen any Software provided or made available by it to the other Party hereunder for the purpose of avoiding the introduction of any "virus" or other computer Software routine or hardware components which are designed to (i) permit access or use by third parties to the Software or the other Party, not authorized by this Agreement, (ii) disable or damage hardware or damage, erase or delay access to Software or data of the other Party, or (iii) perform any other similar actions.

8.5           No Other Representations or Warranties.  THE WARRANTIES SPECIFIED HEREIN ARE THE ONLY WARRANTIES MADE BY THE PARTIES WITH RESPECT TO THE  SERVICES.  THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED USE OR A PARTICULAR PURPOSE, OR ANY IMPLIED WARRANTIES ARISING OUT OF COURSES OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.  NO REPRESENTATION OR OTHER AFFIRMATION OF FACT WHICH IS NOT CONTAINED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION STATEMENTS REGARDING   CAPACITY, SUITABILITY FOR USE, OR PERFORMANCE OF  SYSTEMS, HARDWARE COMPONENTS,   SOFTWARE OR

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

DATA, OR RELATING TO THE  SERVICES, WHETHER MADE BY Provider OR OTHERWISE, SHALL BE DEEMED TO BE A WARRANTY FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF Provider.

8.6           Third Party Equipment and Software Pass Through Warranties.  Notwithstanding any other writing or agreement to the contrary, Provider makes no independent product warranty or infringement indemnities respecting any Third Party Software or equipment procured on Customer’s behalf and at Customer’s direction; provided, however, that (i) as to Third Party Contracts to which Provider is a Party, Provider shall ensure that all such warranties and indemnities are properly passed through to and enforceable directly by Customer, and (ii) Provider shall not commit, nor allow the commission of, any act that will in any way impair or defeat Customer’s warranty and indemnity rights respecting Third Party Software and equipment.

ARTICLE 9

LIMITATIONS OF LIABILITY

9.1           Intended Allocation of Risks; Exempted Events.  The allocation of risks between the Parties, and the limitations on the Parties' liabilities and remedies, set forth in Article 9 and elsewhere in this Agreement are specifically intended by the Parties, as part of their bargain (i.e., part of the consideration for their other respective benefits and obligations) in this Agreement.  The Parties acknowledge that they have negotiated with the advice of legal counsel, such allocation and limitations.

[***]

9.2           Limitation on Types of Damages.  EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL DAMAGES, OR DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS, LOSS OF REVENUE, LOSS OF GOODWILL OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY KNOWS, OR HAS REASON TO KNOW, OF THE POSSIBILITY OF SUCH DAMAGES; [***].

9.3           Limitation on Amount of General Damages and Liabilities.  Except as otherwise provided in this Agreement, Provider’s liability with respect to any claim or series of related claims arising out of or related to this Agreement, regardless of the form of action that imposes liability, whether in contract, equity, negligence, intended conduct, tort or otherwise, shall be limited to an amount equal to the Monthly Base Charge and charges for Variable Services for the [***] calendar month period ending immediately prior to the date that the claim, giving rise to such General Damages or liability arose.  [***]

9.4           [***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

9.5           Time for Claims.  Except as expressly provided in Exhibit 4 (Pricing), Section III.I.1 and 2 with regard to EDS’ obligation to submit timely invoices and Customer’s obligation to review invoices for accuracy, a party may assert or make a claim against the other Party for any breach of this Agreement, or for that other Party’s liability under this Agreement, only within two (2) years after the discovery of the events giving rise to the claim; except that, with respect to an Indemnification Claim based on a Third Party Claim, the two-year period shall begin on the date that the Third-Party Claim is asserted or made.

9.6           Warranties.  Each Party's warranties in this Agreement are made solely to and for the benefit of the other Party.  No Person other than a Party may assert or make a claim based on the other Party's warranties under this Agreement.

9.7           Equitable Relief.  To the extent that any monetary relief available under this Agreement is not an adequate remedy for any breach of this Agreement, or upon any breach or impending breach of Article 7.1, the non-breaching Party may be entitled to injunctive relief or other equitable remedies as a remedy for that breach or impending breach by the other Party, in addition to any other remedies granted to the non-breaching Party in this Agreement.  Such equitable relief may be obtained either in arbitration, as described in Article 12.3, or in a court of competent jurisdiction.

9.8           Waiver of Remedies.  No forbearance, delay, or indulgence by a Party in enforcing this Agreement, within the applicable time limits stated in this Agreement, shall prejudice the rights or remedies of that Party.  No waiver of a Party's rights or remedies regarding a particular breach of, or occurrence of any other event described in, this Agreement constitutes a waiver of those rights or remedies, or any other rights or remedies, regarding any other or any subsequent breach of, or occurrence of any other event described in, this Agreement.

ARTICLE 10

INDEMNIFICATION

10.1         Representations and Warranties.

10.1.1    Customer shall indemnify, defend and hold harmless the Provider Indemnitees from and against all Indemnifiable Losses resulting from, arising out of, or relating to Indemnification Claims with regard to any breach of (a) any representation or warranty of Customer set forth in Article 8, (b) Customer's covenant in Article 4.9 (Payment for Customer Resources), (c) Customer's covenants to obtain licenses, consents, approvals and authorizations, in accordance with Articles 4.2 (Customer Licensed Software) and 4.3 (Customer Owned Software), (d) Customer obligations under Article 7.1 (Confidentiality), (e) Customer’s obligations under Article 15.1 (Compliance with Applicable Law) unless such failure to comply was due to a failure by Provider to perform its obligations under Article 15.1 (for reasons other than adherence to Customer’s express written instructions, policies or procedures), and (f) Customer’s obligations under Articles 5.1 and 5.5 (Customer Data and Security at Customer Location).

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

10.1.2    Provider shall indemnify, defend and hold harmless the Customer Indemnitees from and against all Indemnifiable Losses resulting from, arising out of, or relating to Indemnification Claims with regard to any breach of (a) any representation or warranty of Provider set forth in Article 8 (Warranties) except for Section 8.2(i), (b) Provider's obligations under Article 7.1 (Confidentiality), (c) Provider’s obligation to any of its subcontractors or other provider of resources, (d) Provider's obligations under Articles 5.1, 5.2, 5.3, 5.4 and 5.5 (Customer Data and Security), (e) Provider’s obligations under Article 15.1 (Compliance with Applicable Law) except to the extent that any failure to comply with applicable Law is directly attributable to Provider’s compliance with Customer’s express written instructions, policies or procedures, and (f) Provider's obligations under Article 4.2 (Customer Licensed Software).

10.2         [RESERVED]

10.3         Employment Related Matters.  From and after the Effective Date, Customer will indemnify, defend and hold harmless the Provider Indemnitees from and against all Indemnifiable Losses arising from Indemnification Claims actually suffered or incurred by a Provider Indemnitee, caused by or arising out of any hiring, termination or other personnel action taken by Customer with respect to any current or former employee of Customer.  From and after the Effective Date, Provider will indemnify, defend and hold harmless the Customer Indemnitees from and against all Indemnifiable Losses arising from Indemnification Claims actually suffered or incurred by a Customer Indemnitee, caused by or arising out of any hiring, termination or other personnel action taken by Provider with respect to any current or former employee of Provider.

10.4         Tort Damages.  Provider shall indemnify, defend and hold harmless the Customer Indemnitees, and Customer shall indemnify, defend and hold harmless the Provider Indemnitees, from any all Indemnifiable Losses, including Tort Damages, arising out of Indemnification Claims for personal injury or property damage caused by the indemnitor.

10.5           Infringement.

10.5.1    Each party (the “Indemnitor”) shall indemnify, defend and hold harmless the other party (and, in the case of Customer, the Customer Indemnitees, and in the case of Provider, the Provider Indemnitees; generically, “Indemnitee”), from and against all Indemnifiable Losses arising out of any Indemnification Claims of infringement ("Infringement") of any Intellectual Property Right or similar proprietary rights conferred by contract, or by common law or by any law of the United States or any state, and alleged to have occurred because of Services, Software, systems or other resources or items provided to the Indemnitees by the Indemnitor or the Indemnitor's Affiliates; except that neither party shall be responsible to indemnify the Indemnitee for Indemnification Claims of Infringement pertaining to Software licensed or provided to the Indemnitee, at the Indemnitee’s written request.

10.5.2   Without limiting the indemnity obligations described in Article 10.5.1, if any such Software or other item provided by a Party become, or in the Party's opinion is likely to become, the subject of a claim of Infringement, then the Indemnitor may, at its option and expense: (i) procure for the Indemnitee the right to use such infringing item free of any liability for Infringement; or (ii) replace or modify the infringing item with a non-infringing substitute otherwise satisfying all the functionality of the replaced item.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

10.5.3        The foregoing sets forth the Indemnitor's sole and exclusive liability, and Indemnitee's sole and exclusive remedies, with respect to any claims for Infringement.

10.6         Indemnification Procedures.

10.6.1        The indemnification obligations set forth in this Article 10 shall not apply unless the Party claiming indemnification: (i) notifies the other promptly of any matters in respect of which the indemnity may apply and of which the notifying Party has knowledge, in order to allow the Indemnitor the opportunity to investigate and defend the matter, provided, however, that the failure to so notify shall only relieve the Indemnitor of its obligations under this Article 10 if and to the extent that the Indemnitor is materially prejudiced thereby; and (ii) gives the other Party full opportunity to control the response thereto and the defense thereof, provided, however, that the Indemnitee will have the right to participate in any legal proceeding and to be represented by legal counsel of its choosing, all at the Indemnitee's cost and expense.

10.6.2        The Indemnitor shall not be obliged for any settlement or compromise made without its Consent.  The Indemnitee agrees to cooperate in good faith with the Indemnitor at the request and expense of the Indemnitor.

ARTICLE 11

FORCE MAJEURE

If either Party is prevented, hindered, or delayed in the performance of any of its obligations hereunder because of any nonperformance by the other Party or any third party engaged by the other Party, natural disaster, civil disturbance, court order, governmental act, electrical failure (other than in a Provider Data Center) or telecommunication failure or error not caused by such Party, or other circumstance beyond such Party's control, then such Party shall be excused from performance of the obligation for as long as such circumstance prevails and such Party continues to use all reasonable efforts to recommence performance of the obligation whenever and to whatever extent feasible.

ARTICLE 12

DISPUTE RESOLUTION

12.1         Performance Review: Informal Dispute Resolution.  The Provider Account Manager and the Customer Account Manager will meet as often as shall reasonably be requested by either Party to review the performance of either Party's obligations under this Agreement.  In addition, in the event of a dispute, controversy or claim of any kind in nature arising under or in connection with this Agreement (including disputes as to the creation, validity, interpretation, breach or termination of this Agreement) (each, a "Dispute"), then upon the written request of either Party, the Provider Account Manager and the Customer Account Manager will meet for the purpose of endeavoring to resolve the Dispute.  If such representatives cannot resolve the Dispute within thirty (30) days of their initial meeting, then upon the written request of either Party, each of the Parties will appoint a designated senior business executive (other than the Provider Account Manager and the Customer Account Manager) whose task it will be to meet for the purpose of endeavoring to resolve the Dispute.  These designated executives will meet as often as the  Parties reasonably deem  necessary in order to gather and furnish to  the other all non-privileged  information with respect to the Dispute

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which the Parties believe to be appropriate and germane in connection with its resolution.  Such executives will discuss the Dispute and will negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding related thereto.  The specific format for such discussions will be left to the discretion of the designated executives but may include the preparation of agreed-upon statements of fact or written statements of position furnished to the other Party.  No formal proceedings for the mediation, arbitration, or juridical resolution of such dispute or controversy may be commenced until either or both of the designated officers conclude in good faith that amicable resolution through continued negotiation of the matter in issue is not likely to occur.

12.2         Mediation.  Any Dispute that the Parties are unable to resolve through the informal discussions and negotiations pursuant to Article 12.1 will promptly be submitted to non-binding mediation, which will be held in Tulsa, Oklahoma.  The Parties will mutually determine who the mediator will be from a list of mediators obtained from the AAA.  The mediator shall be a person experienced with data processing services and contracts.  If the Parties are unable to agree on the mediator, then the mediator will be selected by the AAA.

12.3         Dispute Resolution.  Subject to Articles 9.7 and 12.4.2, Disputes between the Parties not resolved by the means described above shall be resolved exclusively by arbitration pursuant to the terms below.

12.3.1        If no further agreement has been reached after such good faith discussions, then either Party, upon thirty (30) days notice to the other Party identifying with particularity those areas in dispute, may submit such dispute to arbitration.  Any such arbitration shall be held in Tulsa, Oklahoma under the Arbitration Rules of the AAA.  The arbitration panel shall consist of three arbitrators, each of whom shall be a person experienced with data processing services and contracts.  The Parties shall each nominate an arbitrator within thirty (30) days of the notice submitting the dispute to arbitration and the nominated arbitrators shall agree on the third arbitrator within thirty (30) days after the both of them have been nominated.

12.3.2        The Parties agree that the award of the arbitration shall be the sole and exclusive remedy between the Parties regarding any claims, counterclaims, issues or accounting presented to the arbitrators; that the award must be in accordance with the award in U.S. Dollars free of any tax, deduction, or offset; that any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting such enforcement, and that the arbitrators shall have no right or authority to grant, and the Parties hereby waive any right to seek to receive, damages that are excluded by Article 9 or damages that exceed the limitations in Article 9.  The arbitrators shall have the non-exclusive authority to award specific performance or an injunction to the prevailing Party, and to grant temporary injunctive relief or other extraordinary, interim, equitable relief, in accordance with principles governing the availability of equitable remedies in accordance with this Agreement.

12.3.3        The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing fair, speedy and cost effective resolution of disputes.  The arbitrators shall reference the rules of evidence of the Federal Rules of Civil Procedure then in effect in setting the direction of such discovery.

12.3.4        The award shall be final and binding on the parties, and judgment on the award may be entered in and enforced by any court of competent jurisdiction.  Upon the request of either Party, the arbitrators shall be required to deliver a written opinion addressing, at a minimum, the facts, law and reasoning which resulted in the award.

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12.4           Effect of Dispute Resolution.

12.4.1        During any dispute resolution process or proceeding, as described in this Article 12,  Provider shall continue to provide Services hereunder, and Customer shall continue to perform its obligations (including the obligation to make payments to Provider) in accordance with the Agreement; provided, however, that the fact that dispute resolution has commenced or may be continuing shall not impair the exercise of a Party's termination rights, in accordance with the provisions of this Agreement.

12.4.2        Other than those matters described in Article 9.7, or an action necessary to enforce the award of the arbitrator, the Parties agree that the provisions of this Article 12 are a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any Dispute or the provisions of Services by Provider.  Nothing in this Article 12 prevents the Parties from exercising their rights to terminate this Agreement in accordance with Article 13.

12.4.3        Notwithstanding anything in this Article 12 to the contrary, in the event the amount of Customer’s claim underlying a Dispute exceeds $[***], Customer may, in its sole discretion, elect to forgo the dispute resolution process and may immediately file an action in the state or federal courts located in Tulsa County, Oklahoma.  EACH OF THE PARTIES CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF THE COURTS, STATE AND FEDERAL, LOCATED IN TULSA, OKLAHOMA, AND EACH PARTY WAIVES ALL OBJECTIONS TO IN PERSONAM  JURISDICTION, VENUE AND CONVENIENCE OF FORUM.  EACH OF THE PARTIES WAIVES THE RIGHT TO A JURY TRIAL.

ARTICLE 13

TERMINATION

13.1         Termination for Breach.  In the event of certain breaches of this Agreement, Provider or Customer may terminate this Agreement in accordance with this Article 13.1:

13.1.1         Upon a material breach of any of Provider’s obligations under this Agreement, Customer may terminate this Agreement on thirty (30) days Notice to Provider of its intent to terminate, if Provider fails to cure the material breach within such thirty (30) days; and provided that such cure period will be extended an additional thirty (30) days if such material breach is susceptible to being cured within such additional thirty (30) day period, Provider delivers to Customer a comprehensive written plan (satisfactory to Customer) to cure such breach within such period, and Provider uses reasonable efforts to cure such breach within such period.

13.1.2         Upon Customer's breach of its obligation to make payments to Provider in accordance with this Agreement that are not in dispute and escrowed as provided in Article 6, Provider may terminate this Agreement on thirty (30) days Notice to Customer of its intent to terminate, if Customer fails to cure the breach within such thirty (30) days.

13.1.3         [***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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13.1.4          If either party (i) is adjudicated bankrupt or insolvent by a court of competent jurisdiction, (ii) substantially ceases to do business as currently conducted, (iii) fails to pay its debts generally as they become due, or (iv) takes steps to declare bankruptcy, wind up, dissolve or liquidate (in each case, other than for the purposes of an amalgamation, restructuring, or reconstruction pursuant to which the surviving entity becomes bound by or assumes the obligations under this Agreement), or a receiver, trustee or similar officer is appointed over (or a lien holder takes possession of) all or a substantial part of such Party's property or assets, or anything similar to any of the foregoing occurs in relation to such Party under the laws of any jurisdiction, the non-defaulting Party may terminate this Agreement on Notice to the defaulting Party.

13.2           [***]

13.3           [***]

13.4           [***]

ARTICLE 14

TERMINATION ASSISTANCE SERVICES

14.1         Any termination notice shall specify a termination date (“Termination Date”).  The period commencing on the date of a termination notice or six months prior to the Expiration Date, whichever is applicable, and continuing until ninety (90) days after the Termination Date or the Expiration Date, as the case may be, shall be referred to as the “Termination Assistance Period”. Customer may extend the Termination Assistance Period, one or more times on thirty (30) days advance notice, but for a period not to exceed six months in total.  During the Termination Assistance Period Provider will provide to Customer such termination assistance (including cooperation with Customer's efforts to migrate data processing services to another facility) as may be reasonably requested by Customer.   Such termination assistance (collectively, the "Termination Assistance Services") may include the types of services described on Exhibit 21 attached hereto.  The quality of the Services and Termination Assistance Services shall not be diminished during the Termination Assistance Period.   In addition to the foregoing extension rights, Customer may extend the Termination Assistance Period, one or more times on less than thirty (30) days advance notice, still subject to the six month total Termination Assistance Period (a “Short Notice TAS Extension”).  In such event, Provider will use commercially reasonable efforts to provide to Customer such termination assistance (including cooperation with Customer's efforts to migrate data processing services to another facility) as may be reasonably requested by Customer.   The quality of the Services and Termination Assistance Services may be diminished following a Short Notice TAS Extension during the Termination Assistance Period. Following a Short Notice TAS Extension, Customer shall pay Provider for Services at the rate Customer would pay if the Agreement remained in effect plus [***], plus Provider’s actual, direct, and incremental charges for accommodating the Short Notice TAS Extension.  Provider must make commercially reasonable efforts to mitigate such charges.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Other than in the event of a Short Notice TAS Extension, Customer shall pay Provider for Services at the rate Customer would pay if the Agreement remained in effect or, in the case of the  expiration of the Agreement,  at the rate paid by Customer as of the Expiration Date.   Other
than  in the event of a  Short Notice  TAS Extension, Customer shall only  pay Provider’s actual, direct, and incremental charges for Termination Assistance Services not included in the Services and Provider must make commercially reasonable efforts to mitigate such charges.  If this Agreement is terminated by Provider as the result of Customer's nonpayment or insolvency, Provider may require that, as a condition to Provider's obligation to provide termination assistance to Customer during each month, Customer pay to Provider, on or before the first day of that month, an amount equal to Provider's reasonable estimate of the total amount payable to Provider for termination assistance during that month.

14.2         Termination Assistance Period.  Provider shall not be required to perform the Termination Assistance Services for a period in excess of one hundred and eighty (180) days from and after the Termination Date.

14.3         [***]

ARTICLE 15

MISCELLANEOUS

15.1         Compliance with Applicable Law.  Each Party will comply with all applicable laws, rules, regulations and ordinances governing its business, facilities and assets.  On the Effective Date, each Party, at its own expense, will have obtained, and thereafter during the term of this Agreement will maintain, all necessary approvals from governmental, regulatory or other authorities with jurisdiction over its business, facilities and assets to enter into and perform its obligations under this Agreement.

15.1.1        Customer shall monitor and promptly identify and notify Provider of changes in Laws applicable to Customer (i.e., these are Laws where Customer would be liable to a governmental authority in the case of non-compliance with the Law) that affect the provision of the Services (“Customer Laws”).  Provider shall monitor and promptly identify and notify Customer of all changes in Laws applicable to Provider (i.e., these are Laws where Provider would be liable to a governmental authority in the case of non-compliance with the Law) that affect the provision of the Services (“Provider Laws”).   In addition, Provider shall monitor and promptly identify and notify Customer when it discovers any changes in Laws or industry standards applicable to either Party that apply to the information-technology operations of companies in the vehicle rental and sales industries and that relate to the provision of the Services.  Provider and Customer shall work together to identify the effect of changes in Laws on the provision or receipt of the Services.

15.1.2        With respect to changes in Customer Laws that require modifications to the manner in which Services are provided, Provider shall (i) provide Customer with a plan to implement such modifications, including the cost to Customer of such implementation (exclusive of Provider costs), and (ii) if Provider is providing to other customers services that are subject to the same Customer Law, Provider shall develop and present to Customer a plan to allocate any costs resulting from implementing the required changes such that Customer and each such other customer pays only its equitable share of such costs. Upon mutual agreement, Provider shall implement such allocation plan (if applicable) and such modifications to the Services in a timely manner.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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15.1.3         With respect to changes in Provider Laws that effect the provision of the Services, Provider shall implement in a timely manner, at its own cost and expense, any changes in the Services required to comply with changes in Provider Laws.

15.1.4         If any change in, or any change in the Services required to conform to a Law, results in a reduction in the Services or in the level or quality of the Services, or would result in a substantial fee increase, the Parties may (i) negotiate and implement an equitable reduction to the applicable Fees (in the case of a reduction in the Services or in the level or quality of the Services), or if the Parties are not able to reach agreement, Customer may terminate the affected portion of the Services as of the date specified by Customer in its notice of termination with payment of the full amount of the wind-down portion of the Termination for Convenience Fee as calculated in accordance with Exhibit 4.

15.2         Import, Export, Exchange Controls.

15.2.1          Customer will be responsible for obtaining any necessary government approvals, consents, licenses and/or permits to enable Customer to (a) export any products or technical data required for Provider's performance under this Agreement from the United States or any other country of origin, (b) import such products and technical data into any other country, and (c) pay Provider all amounts in U.S. Dollars as required by this Agreement.  Provider will be responsible for obtaining any necessary government approvals, consents, licenses and/or permits to enable Provider to (a) export any products or technical data (other than at Customer’s express direction) required for Provider's performance under this Agreement from the United States or any other country of origin, or (b) import such products and technical data into any other country.  Upon request, Provider will promptly provide Customer with any end-user certificates, affidavits regarding re-export or other certificates and documents as are reasonably available to Provider and required from Provider to obtain any such approvals, consents, licenses and /or permits.  The obligations of Provider under this Agreement as they pertain to items affected by import and export issues shall be conditioned on Customer's obtaining such approvals, consents, licenses and/or permits.  Each Party shall bear all costs, fees and expenses associated with obtaining such approvals, consents, certificates, affidavits and other items for which it is responsible under this Agreement, and upon request will provide to the other evidence that any such items have been obtained and all fees have been paid.

15.2.2          Notwithstanding anything in this Agreement to the contrary, neither Party shall directly or indirectly export (or re-export) any hardware, products, Software, technical data or products thereof or permit transshipment of same (a) to any country or destination for which the United States Government or a United States Government agency requires an export license or other approval for export without first having obtained such license or other approval, or (b) it otherwise contrary to United States law.  The term "technical data" shall include the Services and any technical assistance provided by Provider.  This obligation shall survive the expiration or termination of this Agreement.

15.2.3          Customer assures that service recipients under this Agreement are not subject to U.S. and/or other national trade sanctions or embargoes. Customer acknowledges that direct or indirect services for beneficiaries in country groups E:1 and E:2 as defined in Supplement 1 to Part 740 of the U.S. Export Administration Regulations (currently Cuba, Iran, North Korea, Syria, and Sudan – subject to change by regulation) are explicitly excluded from this Agreement.

Confidential Treatment Requested by
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Provider may take reasonable steps, including where necessary suspending performance under this Agreement if Customer is in violation of applicable laws and regulations, and such steps are necessary to assure compliance under U.S. or other applicable export or similar regulations.

15.3         Binding Nature and Assignment.  This Agreement shall be binding on Customer and Provider and their respective successors and assigns.  A Party's rights and duties under this Agreement may not be assigned by such Party, without the prior Consent of the other Party, except that a Party may assign its rights and duties under this Agreement (a) to a creditworthy third party into which such Party merges, or which acquires all or substantially all of the assets of such Party; or (b) to an Affiliate of the assigning Party, provided, that such assignment to such Affiliate shall not (without the prior Consent of the non-assigning Party) release the assigning Party from its continuing duties and obligations under this Agreement; provided, however, that no such assignment shall change the nature or scope of the Services to be provided under this Agreement.

15.4         Notices.  All notices, requests, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed given when delivered personally, on the next business day when sent by overnight courier or similar service, on receipt, refusal or as of the first attempted date of delivery if unclaimed after being mailed when mailed by certified or registered first class mail with a confirmation copy by first class mail, to each Party at the following address, or to such other address as that Party may have specified by notice given to the other pursuant to this provision:

If to Provider:
HP Enterprise Services, LLC
Attention:  Account Executive
Jeff Haynes
5330 East 31st Street Tulsa, Oklahoma 74133

With a copy to:                                    HP Enterprise Services, LLC
Attention:  Deputy General Counsel
5400 Legacy Drive
Plano, Texas  75024

If to Customer:                                     Dollar Thrifty Automotive Group, Inc.
Attention: CIO of ITTS
5310 East 31st Street
Tulsa, Oklahoma 74135
Facsimile Number: 918-669-2955

With a copy to:                                    Dollar Thrifty Automotive Group, Inc.
Attention: General Counsel
5330 East 31st Street
Tulsa, Oklahoma 74135
Facsimile Number: 918-669-3046

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

15.5          Counterparts.  This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties.

15.6          Headings Not Controlling.  The headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no heading had been used in this Agreement.

15.7          Restrictions on Hiring.   Subject to the rights provided to Customer in Article 14.3 each Party agrees that, during the term of this Agreement and [***] thereafter, neither it nor any of its Affiliates will, except with the Consent of the other, offer employment to, employ, or engage as an independent contractor by the other, or any Affiliate of the other, if that person was involved in any way in the negotiation or performance of this Agreement.

15.8          Savings Clause.  In the event any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deemed modified to the extent necessary to become valid and enforceable.

15.9          Nature of Relationship.  Provider shall be and act as an independent contractor hereunder, and no employee of either Party shall be deemed to be an employee of the other for any purposes whatsoever.  Provider shall have complete managerial control over its employees and shall have sole responsibility for selecting, supervising, directing and controlling the work of, and may, subject to the terms in Article 2 and Exhibit 5, dismiss, replace or reassign at any time, any member of its project staff.  Subject to Article 2.4.5, Provider may utilize subcontractors during the Term, subject to such subcontractors agreeing in writing to maintain the confidentiality of Customer Data in accordance with Article 7.1.  In no event shall the parties be considered joint venture partners or fiduciaries, or have any other relationship other than independent contractors.

15.10       Approvals.  Where agreement, approval, acceptance, consent or similar action by either Party is required by any provision of this Agreement, such action shall not be unreasonably conditioned, delayed or withheld.

15.11       Attorney's Fees.  If any legal action or other proceeding is brought for the enforcement of any award under Article 12, the prevailing Party shall be entitled to recover reasonable attorney's fees and expenses and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

15.12       Media Releases.  All media releases, public announcements and public disclosures by either Party relating to this Agreement or its subject matter, including, without limitation, promotional or marketing material (but not including any announcement intended solely for internal distribution by the disclosing party or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the disclosing Party) shall be coordinated with and approved by the other Party in writing prior to the release thereof.  Provider will use Customer as a reference with another customer or prospective customer of Provider at least annually during the Term.  Neither party will unreasonably withhold consent to the public announcement of this Agreement.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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15.13       No Third Party Beneficiary.  Except as otherwise provided herein, nothing in this Agreement may be relied upon or shall benefit any Party other than Customer or Provider.  Without limiting the foregoing, nothing in this Agreement, either expressed or implied, will confer upon any employee of Customer or Provider any right or remedy, including, without limitation, any right to employment or continued employment for any specified period of time.

15.14       Entire Agreement.  This Agreement, including any Exhibits, referred to herein and attached hereto, each of which is incorporated in this Agreement for all purposes, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement, all prior oral or written statements, representations, proposals, or descriptions are hereby superseded in their entirety, and there are no representations, understandings, or agreements relating to this Agreement that are not fully expressed herein.  No amendment, modification, waiver or discharge of this Agreement shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, modification, waiver or discharge is sought to be enforced.

15.15       Governing Law, Jurisdiction and Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, regardless of conflict of laws rules.  The Parties submit to the jurisdiction of state and federal courts sitting in Tulsa, Oklahoma, over any action or proceeding which, pursuant to Article 12, may be brought in court, and which arises out of this Agreement, and waive any objection based upon improper venue, with respect to any such action or proceeding in such courts.

15.16       Survival. The agreements contained in the following Articles shall survive the termination or expiration of this Agreement and specifically shall continue to apply to their Termination Assistance Services: Article 6,  Article 7, Article 8, Article 9, Article 10, Article 12, Article 14, Article 15.11, and other provisions of Article 15 governing the interpretation or enforcement of this Agreement.

15.17       Customer Satisfaction Survey.  Provider shall conduct annual end user satisfaction surveys during the Term in accordance with this section.  The survey will measure Customer end user and management views on satisfaction with quality and availability of Services.  The surveys shall cover a random representative sample of the end users and, as a separate sample category, senior Customer management.  Customer and Provider will work jointly on and mutually agree on the contents of and the process for conducting the customer satisfaction survey.  Provider will be responsible for the creation of the customer survey and the process definition of the survey.  Customer shall provide reasonable assistance to Provider to: (i) identify the appropriate sample of end users, (ii) distribute the surveys, as required, and (iii) encourage participation by such end users in order to obtain statistically significant results.  Provider shall review the results of the surveys with Customer.  The customer satisfaction survey results will be made available to Customer for distribution to Customer end users.

REST OF PAGE INTENTIONALLY LEFT BLANK

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 IN WITNESS WHEREOF, Provider and Customer have each caused this Agreement to be signed and delivered by its duly authorized officers, all effective as of the Effective Date.

 HP ENTERPRISE SERVICES, LLC

By: _______________________________

Name:  Eric J. Harte

Title:   Vice President

Date:  04-04-2011

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:________________________________

Name:  Scott L. Thompson

Title:    President and CEO

Date:  4-4-11

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

LIST OF EXHIBITS

1                       Definitions

2.                      Statements of Work

2.1           Cross-Functional Services

2.2           Service Desk Services

2.3           Servers and Storage Services

2.4           Managed Network Services

2.5           End-User Computing Services

2.6           Application Development and Maintenance Services (ADM)

2.7           Enhanced Services

3                       Service Levels

Exhibit 3-A             Service Level Matrix

Exhibit 3-B             Definitions of Critical Service Levels and Key

Measurements

Exhibit 3-C             Critical Deliverables

Exhibit 3-D             Service Levels Outcome Examples

Exhibit 3-E             Measuring Tools and Methodologies

Exhibit 3-F              Severity Levels

Exhibit 3-G              Critical Deliverables Definitions

4                      Pricing and Financial Provisions

Exhibit 4-A             Provider Pricing Forms

Exhibit 4-B              Financial Responsibility/Asset Ownership Matrix

Exhibit 4-C              Intentionally Omitted

Exhibit 4-D             Resource Baselines

Exhibit 4-E              Personnel Projection Matrix

5                      Human Resources Provisions

Exhibit 5-A             Personnel

Exhibit 5-B              HP Staffing Obligations

Exhibit 5-C              Key and Critical Personnel

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6                      Governance Model

Exhibit 6-A             Committee Relationships and Memberships

Exhibit 6-B              Policies and Procedures Manual

7                      Customer Locations

8                      Intentionally Left Blank

9                      Intentionally Left Blank

10                     Customer Equipment and Assets

11                     Audit Rights and Procedures for Network Penetration Tests

12                     Third Party Contracts

Exhibit 12-A           HP Subcontracted Services

Exhibit 12-B            Customer Licensed Software

13                     Reports

14                     Customer Satisfaction Survey

15                     Intentionally Left Blank

16                     Intentionally Left Blank

17                     Network Summaries and Topologies – Service Area Demarcation

18                     Transition Plan

19                     Escrow Agreement

20                     Contract Change Process

21                     Termination Assistance Services

22                     Benchmarking

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 1
DEFINITIONS

1.0	INTRODUCTION

This Exhibit contains defined terms that are used in the Services Agreement (“Agreement”) between Customer and Provider and all Exhibits and Attachments thereto.

2.0	DEFINITIONS - GENERAL
Term	Definition

2006 Agreement	See second paragraph of the Agreement.
AAA	Means the American Arbitration Association.
Acceptance	Means Customer’s approval of Critical Deliverables in accordance with process defined in Exhibit 3G.
Acceptance Period	Means the “Review Period” as defined in Exhibit 18-A.
Actual Uptime
Means the measurement of time that a particular System, Application, Software, hardware, Network or any other part of the Services is actually available during the Measurement Window, and such measurement will be calculated by subtracting Downtime from the Scheduled Uptime.

Additional Resource Charge (ARC)	Means an additional resource charge as further described in Exhibit 4.
ADM	Means Application Development and Maintenance Services, as specified in Exhibit 2.6.
ADM - Development
Means specific services, functions, and responsibilities required for planning and implementing new Applications and solutions to meet Customer’s business objectives, including functions in Exhibit 2.6 (ADM) Section 3.0 through Section 6.0.

Affiliate
Means a Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another Person. For purposes of this definition, the term “control” means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of thirty percent (30%) or more of the voting securities, by trust, management agreement, contract or otherwise.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Allocation of Pool Percentage
Means the portion of the Pool Percentage Available for Allocation that is specified for a Performance Category. The total Percentage of all Allocation of Pool Percentages shall not exceed the Pool Percentage Available for Allocation.

Annual Service Charge	See Exhibit 4
Application Build Core Charges	The portion of the Monthly Fees charged to Customer for Provider’s provision of the Application Build Services by Core Resources.
Application Build Flex Charges	The portion of the Monthly Fees charged to Customer for Provider’s provision of Application Build Services and application and architecture staff augmentation by Flex Resources.
Application Build Services	Those services described in Section 4 of Exhibit 2.6 that describe Provider’s responsibilities for developing applications.
Application Server(s)	Means any Server not otherwise defined as a Utility Server.
Applications
Means programs and other Software (including the supporting documentation, media, on-line help facilities, and tutorials) that perform user- or business-related information processing functions. Application Software does not include the System Software used to deliver it.  Applications include the development tools, utilities, and database management Software.

Applications Software	See Applications.
Arbitration Rules	Means the Commercial Arbitration Rules and Mediation Procedures of the AAA as amended or supplemented from time to time.
Architecture
Means the design, process, strategies, and specification of the overall structure, logical components, and the logical interrelationships of Equipment and Software, including System Software, a Network, or other reasonably related conception.

Asset Inventory
Means an automated, database-driven application used to store, query, and continuously update asset inventory information for all assets used in association with the Services, whether the assets are located at Customer Sites or Provider locations.

At-Risk Amount
Means, for any month during the Term, [***] of the Monthly Invoice Amount , which is the maximum amount that Provider will have at risk for Service-Level Credits as set forth in Exhibit 3-A (Service Levels Matrix) to Exhibit 3 (Service Levels).

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Authorized Approver
Designated personnel from Customer organization with authority to provide Customer authorization to proceed on requests submitted to Providers. This may come in the form of a project approval, financial approval, or both.

Authorized User
Designated personnel from Customer organization who has been given authority with correct access/security privileges (where a tool/system is involved) to submit requests to Providers. Initial validation is performed by this role to ensure complete and accurate requests are submitted.  Authorized Users are also Customer employees, contractors, and other designated users that are entitled by Customer to contact the Service Desk for support.

Availability
Means the Actual Uptime expressed as a percentage of the Scheduled Uptime for a particular System, Application, Software, Hardware, Network, or any other part of the Services (i.e., Availability % = ((Actual Uptime)/(Scheduled Uptime)) x 100%).

Base Services
Means (a) those services described in Articles 2.2.1 and 3.1.1 and Exhibit 2 of this Agreement, and (b) the services rationally related to and subsumed in the services described in Exhibit 2 that were customarily and routinely performed for Customer by Provider immediately prior to the Effective Date of this Agreement pursuant to the 2006 Agreement. Base Services shall exclude the services directly related to the Retained Functions.

Benchmarking	Means to benchmark the cost and performance of some or all of the Services, Equipment, and Software as more fully described in Section 6.9 of the Agreement.
Business Continuity (Services)
Means the overall, company-wide plans and activities of Customer that are intended to enable continued business operation in the event of any unforeseen interruption. (For example, plans and activities to move a department or business unit to a new location in the event of a business disruption.)

Cabling
Means the physical connection between Equipment and a wall jack (i.e. the connections outside the wall), including physical cabling media, peripheral cabling used to interconnect electronic equipment, all terminating hardware and cross-connect fields, but not including conduits, pathways or Wiring.

Calls	Means problems, questions, or requests submitted to Provider by telephone, electronically, or other means approved by Customer.
Carrier	See Transport Vendor.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Catalog Management	Exhibit 2.1 Section 3
Change Management
Means the processes relating to planning and performing all changes in Customer’s IT environment pertaining to the Services, including changes to individual components and coordination of changes across all components.  The Change Management processes will support and include checkpoints to determine any potential or required Contract Change Process.

Change of Control
Means the transfer of Control (as defined in the definition of “Affiliate”), or sale of all or substantially all of the assets (in one or more related transactions), of a Party, from the person or persons that hold such Control of such Party on the Effective Date to another person or persons.

Change Request Authorization(s)	Means the process and any related forms required to request and authorize changes requested by Authorized Users, where such changes are within the scope of the existing Services.
Changes	Has the meaning given in Article 3.5.
Coding Factory	A mechanism by which Provider will perform Application Build Services and Unit Testing for Application Testing Services.
Collaborative Applications
Includes Applications containing functionality to enable electronic communication and messaging; work group collaboration; information transfers; frequently-asked questions (FAQs); and similar Applications that allow collaborative interaction and receipt/transfer of data and information both within and outside of Customer. Examples of current and/or future Collaborative Applications include, but are not limited to, Lotus Notes, electronic mail, calendaring, and instant messaging.

Commercial Off The Shelf (COTS)	Means Equipment and/or Software as applicable that is readily available to the public from a Third Party that is not an Affiliate of a Party.
Conferencing Network
Means the portion of Customer’s Network consisting of Conferencing Premise Equipment, Software, Transport Systems, Interconnect Devices, and Cabling used to create, connect, and transmit voice and video to Authorized Users.

Conferencing Premise Systems
Means the Equipment, features, accessories, peripherals, and Cabling supported or used by Provider in connection with its provision of Conferencing Services to the Authorized Users, including room-based and cart-based video and audio conference equipment (e.g. audio/video switching equipment, control computers, monitors, cameras, document viewers, CODEC, sound systems, video and audio conferencing bridges, muxes, multi-point bridging equipment, studio room equipment, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Connectivity
Means the ability to access and exchange data, voice, and/or video electronic impulses between various Infrastructure components and with external sources as approved by Customer and provided to Authorized Users.

Consent	Means the prior, express, and written consent (which may not be unreasonably withheld, conditioned or delayed unless expressly stated to be at a Party's sole discretion).
Consequential Damages
Means damages consisting of lost profits, lost income, or lost savings or consequential, indirect, special, or incidental damages (however described).  "Consequential Damages" does not include any punitive or exemplary damages.

Contract Amendment	Means a written modification to this Agreement which is required for any Change that modifies, adds or deletes any Exhibit, Service or Fees set forth in the Agreement in accordance with Exhibit 20.
Contract Change Process	Has the meaning given in Article 3.5.
Contract Year	Means a twelve month period which starts on the Effective Date or the anniversary of the Effective Date.
Control (and its derivatives)
Means with regard to an entity the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights, or the equivalent right under contract to control management decisions with regard to relevant subjects.

Core Resources	The base level of staffing that is required to perform the Application Build Services.
Critical Deliverables
Means those deliverables performed on a one-time or periodic basis, for which a Deliverable Credit may be payable in accordance with Section 9 of Exhibit 3 (Service Levels) and described in Exhibit 3-G (Critical Deliverable Definitions).  Critical Deliverables are identified in Exhibit 3-C (Critical Deliverables Matrix).  Critical Deliverables are not Critical Service Levels.

Critical Service Levels	Are those Service Levels that are subject to Performance Credits and Earn-back Credits as identified in Exhibit 3.
Critical Support Personnel	Means those Provider staff filling critical support personnel roles as identified in Exhibit 5-B.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Cross Functional Services	Means those Services as required in Exhibit 2.1 (Cross Functional Services).
Customer	Means Dollar Thrifty Automotive Group, Inc., a Delaware corporation.
Customer Competitor
Means a Person engaged in the vehicle rental business including, the Persons operating under the following vehicle rental brands:  Ace, Advantage, Alamo, Avis, Budget, Enterprise, E-Z Rent-a-Car, Fox, Hertz, National, Rent4Less, US and U-Save.

Customer Data
Means the following data, whether provided or produced before, on, or after the Effective Date, and whether owned by Customer or by others, including data owned by Customer's clientele: (1) all data that is provided by or on behalf of Customer or any Customer Affiliate to Provider in order for Provider to provide the Services, including keyed input and electronic capture of information by Provider; (2) all data that is provided by or on behalf of Provider to Customer or any Customer Affiliate by means of the Services; (3) all data that is produced by means of Services as an intermediate step in using or producing any of the other Customer Data, including databases and files containing other Customer Data; and (4) all other data related to the performance of the Services, including resource volumes, asset lists, configurations, service levels, scripts, job schedules, the SOW and the Policies and Procedures Manual.  Customer Data does not include Provider operational data that may be used in connection with, but is not necessary to, Provider's performance of the Services, such as standard form Service Desk scripts and general knowledge data bases.

Customer Data Laws
 Means the laws and regulations applicable at any time and from time to time during the Term to the proper handling of Customer Data, including data privacy, handling of personal data, transborder data flow and data protection.

Customer Equipment	Has the meaning given in Article 4.4.
Customer Indemnitees
Means Customer and its directors, officers, employees, and agents, and any Affiliates of Customer and their respective directors, officers, employees, and agents, and the heirs, executors, successors, and permitted assigns of any of those Persons.

Customer Leased Equipment
Means the equipment, if any, identified in Exhibit 10, together with replacements thereof and supplements thereto, leased by Customer and used by Provider in connection with the delivery of the Services.

Customer Licensed Software
Means the third party Software and related documentation identified in Article 4.2, together with replacements thereof and supplements thereto, licensed, subscribed, or provided by Customer and used by Provider in connection with the delivery of the Services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Customer Location
Means Customer's location in Tulsa, Oklahoma, in the complex currently known as "Dollar Thrifty Plaza", any locations in the United States where Customer now conducts business, the headquarters office of Customer’s Affiliate in Ontario, Canada, and one international office located in London, England, all as listed on Exhibit 7 as such locations may be modified in accordance with Exhibit 7.  In addition to those locations listed in Exhibit 7, Customer Locations shall also include certain executive home offices as may be identified by Customer during the term of the Agreement and mutually agreed by the Parties.

Customer Materials	Means Materials, trade secrets, and trademarks owned by Customer.
Customer Owned Equipment.
Means that equipment identified in Exhibit 10, together with replacements thereof and supplements thereto, that is owned by Customer and used by Provider in connection with the delivery of the Services.

Customer Owned Software	Means proprietary Software and related documentation owned by Customer and used by Provider in connection with the delivery of the Services.
Customer Resources.	Has the meaning given in Article 4.1.
Customer Software	Means the Customer Licensed Software and the Customer Owned Software.
Dedicated	Means that 100% of the assigned Provider resource time is allocated to Customer.
Deliverable Credits	Means the monetary amount(s) that Provider shall pay to Customer (or apply against Monthly Base Charges) in the event of a failure to achieve a Critical Deliverable.
Dispute	Has the meaning given in Article 12.1.
Downtime	Means the time that a particular System, Application, Software, Hardware, Network or any other part of the Services is not available during the Measurement Window.
Earnback
Means the methodology used to determine the potential elimination of a (i) Service-Level Credit as described in Exhibit 3 (Service Levels) or (ii) a Deliverable Credit as described in Exhibit 3-G (Critical Deliverable Definitions).

Effective Date	As defined in the preamble to the Agreement.
End-User Computing (Services)	Means the Services as required in Exhibit 2.5 (End-User Computing Services).
Enterprise Service Management Portal	Means a collection of web-based tools, including Service Management (SM) Consoles, that enable Customer and Provider account delivery teams to view the operational status of IT Services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Enterprise Service Management Tool
Means a portfolio of tools that enable end-to-end data center automation, service automation, and service excellence which provide an integrated architecture that spans the full lifecycle of service strategy, service design, service transition, service operations, and continual service improvement.

Equipment
Means the computer, telecommunications, and Facility-related hardware, equipment and peripherals (i) owned or leased by Customer or Provider and (ii) used by either Provider or Authorized Users in conjunction with the Services.

Expected Service Level	Means the desired level of performance for a Critical Service Level or Key Measurement, as set forth in Exhibit 3-A (Service-Level Matrix).
Expected Service-Level Default
Means Provider's level of performance for a particular Critical Service Level fails to meet the applicable Expected Service Level (but does not fail to meet the applicable Minimum Service Level) as specified in Exhibit 3 (Service Levels) and its Exhibits, and has failed to meet such Expected Service Level for [***] or more measurement reporting periods in any rolling [***] month period and for which there is no authorized excuse.

Expiration Date	Means September 30, 2014, or the date to which the Term is extended by Customer pursuant to Article 2.1 or Article 14, whichever is later.
Express Exchange	Means the accelerated shipping process for spares inventory as set forth in Exhibit 2.5.
Express Exchange Reports	Means those reports defined in Exhibit 2.5 and Exhibit 13 relating to the Express Exchange Service.
Extranet
Means the portion of Customer’s WAN, consisting of Equipment, Software, Transport Systems, interconnect devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice, and video signals to, within or among Customer's customers, external partners, and Third-Party Vendors. Extranets typically include Web sites that provide information to internal employees and also have secure areas to provide information and conduct business with certain Third Parties.  The Extranet is not a public entity, but a private network whose access is provided over the public Internet.  The Extranet Network may be delivered via a public circuit-switched service, or VPN.

Fees	See Exhibit 4.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Flex Resources	The flexible level of staffing that is required to perform Application Build Services and application and architecture staff augmentation.
FTE Or “Full-Time Equivalent”	See Exhibit 4.
General Damages.
Means actual, out-of-pocket damages, losses, claims, obligations, demands, assessments, fines and penalties (whether civil or criminal), liabilities, expenses and costs (including reasonable fees and disbursements of legal counsel, accountants and consultants), and other direct damages suffered or incurred by a Person.  For the avoidance of doubt, "General Damages" excludes punitive damages, exemplary damages and Consequential Damages of such Person.

Guest Server
Means a virtual machine which consists of the operating system, system Software, and middleware (implemented via a custom build or standard image build) that is hosted on a Physical Host Server.  A Guest Server cannot function without a Physical Host Server.  Multiple Guest Servers can operate on the same Physical Host Server concurrently.  The Guest Server does not include the Application Software.

Guest Server Landing Zone
Means a location on a Physical Host Server which has been designated and maintained as an alternate location for a Guest Server in case of a failure in the primary or typical Physical Host Server.  The Guest Server Landing Zone must be fully configured from a network and storage connectivity perspective.

Hard IMAC
Means an approved IMAC request received from Customer, which requires Provider to dispatch a technician to the affected Site or Authorized User’s location in order to perform such required IMAC. A Hard IMAC shall include a Soft IMAC, if necessary.

Provider	See first paragraph of the Agreement.
Provider Materials	Means Materials independently developed by Provider and/or its subcontractors outside the scope of this Agreement and used by Provider in connection with the provision of Services.
IMAC(s)
Includes installations, moves, adds, changes, de-installations, and cascades for Equipment, Software, and related services at designated Customer Sites. IMACs will include: Hard IMACs, Soft IMACs, and Project IMACs.

Indemnifiable Losses
Means losses, claims, obligations, demands, assessments, fines and penalties (whether civil or criminal), liabilities, expenses and costs (including reasonable fees and disbursements of legal counsel and accountants), bodily and other personal injuries, damage to tangible property, and other damages, of any kind or nature, actually suffered or incurred by a Person in connection with a Third Party Claim.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Indemnification Claim	Means a claim or demand by a Party, on its behalf or on behalf of one or more of its other Indemnitees, based on a Third-Party Claim, for indemnification under Article 10.
Indemnitees	Means the Customer Indemnitees or the Provider Indemnitees, as the case may be.
Industry Data Standards
Means the standards of data processing security that are generally accepted within Customer’s industry, as of the Effective Date and those standards adopted by the Parties through the processes described in Exhibit 2.1, Cross Functional Statement of Work..

Infrastructure	Means the entire portfolio of Equipment, System Software, and Network components required for the integrated provision and operation of Customer’s IT systems and Applications.
Infrastructure Base Services	Those Services described in the Servers and Storage (2.3), Services Network Services (2.4), and End User Computing (2.5) Exhibits.
Infringement	Has the meaning given in Article 10.5.1.
In-Scope	Means Base Services.
Intellectual Property Rights
Means rights deriving from all patents, patent rights, patent applications, copyrights, copyright registrations, trades secrets, trademarks, service marks, trademark and service mark registrations, goodwill pertaining to trademarks and service marks, and Confidential Information.

Key Personnel	See Exhibit 5.
Key Executive Personnel	Means those Provider staff filling key executive personnel roles as identified in Exhibit 5-B.
Key Measurements
Means those Service Levels for which no Service-Level Credit is payable, but which are meaningful to Customer’s business, and are described in Exhibit 3-B (Critical Service Levels and Key Measurements).

Key Tower Lead Personnel	Means Those Provider staff filling key tower lead personnel roles as identified in Exhibit 5-B.
LAN (Local Area Network)
Means a local, high-speed Network, consisting of LAN Equipment, Software, Transport Systems, interconnect devices, Wiring, and Cabling are used to create, connect, and transmit data, voice, and video signals to, within or among Customer's local-area network segments. LANs are typically confined within limited geographic areas (such as a single building or group of buildings) and offer relatively high data rates, usually above 10 /100 MBPS. LANs typically interconnect End-User PCs, local servers, and printers and may connect with WANs.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

LAN Equipment	Means the Equipment and associated attachments, features, accessories, peripherals and Cabling supported or used by Provider in connection with its provision of LAN Services to the Authorized Users, (e.g. bridges, intelligent and non-intelligent hubs, switches, firewalls, gateways, remote access devices, intrabuilding wiring, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.
LAN Segment
Means any portion (subset) of the LAN defined by either physical (e.g. ports 1 – x, 23rd floor, etc.) or logical (e.g. addresses aaa.bbb.ccc.001 – aaa.bbb.ccc.255) parameters that separate it from the remainder of the LAN.

LAN Systems	Means all LAN Equipment and associated Software supported or used by Provider in connection with its provision of LAN Services.
Laws	Mean all applicable laws (including those arising under common law), statutes, codes, rules, regulations, reporting or licensing requirements or ordinances.
Level 1 Support
Means support that is provided as the entry point for inquiries or problem reports from Authorized Users. If Level 1 personnel cannot resolve the inquiry or problem, the inquiry or problem is directed to the appropriate Level 2 personnel or Third Party for resolution.

Level 2 Support
Means support that serves as a consolidation point for inquiries and problems between Level 1 and Level 3.  For example, Level 2 support might exist in a computer operations or a distribution/mail out center.  If Level 2 personnel cannot resolve the inquiry or problem, the inquiry or problem is directed to the appropriate Level 3 personnel or Third Party for resolution.

Level 3 Support
Means support provided by the personnel or Third Party that is most knowledgeable about the underlying problem or question and that is utilized when efforts to resolve the problem or question by Level 1 and Level 2 Support have failed or are bypassed. Inquiries or problems are usually reported by Level 1 or Level 2 support personnel, but may be initiated directly by Authorized Users or Provider.

Logical Security
Means controlling access to information, software, and data by utilizing Operating Software parameters and applications level security controls.  Logical Security includes logical separation of processors and disk and segregation of reusable storage media.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Long-Range IT Plan
Means the long-range, comprehensive plan for Customer’s information technology (IT) systems, processes, technical architecture, and standards as more fully described in Exhibit 2.2 (Cross Functional Services).

Materials
Means literary works or other works of authorship, such as programs, program listings, programming tools, methodology, user manuals, reports, drawings, and other written documentation and machine-readable text and files.

Measurement Window
Means the time during, or frequency by, which a Service Level shall be measured.  The Measurement Window will exclude Customer approved scheduled maintenance and other planned outages approved through the Change Management process.

Minimum Service Level(s)	Means the minimum level of performance set forth in Exhibit 3-A (Service Levels Matrix) with respect to each Critical Service Level and Key Measurement.
Minimum Service-Level Default	Means Provider's level of performance for a particular Critical Service Level fails to meet the applicable Minimum Service Level at any time.
Minimum Spend Commitment (MSC)	See Exhibit 4
Monthly Base Charge	Means the fees and charges set forth in Exhibit 4 for performance of the Base Services.
Monthly Invoice Amount	Means the Monthly Base Charges payable by Customer for the Services for a particular month, excluding taxes.
Network	Means collectively, Customer’s Transport Services, WAN, LAN, Standard Voice Network and Conferencing Network.
Network Topology	Means the arrangement in which the nodes or interfaces to the Network are connected.
New Services	See Variable Services.
Notice
Means prior, written notice or other communication complying with Article 15.4.  Whenever a period of time is stated for Notice, such period of time is the minimum period and nothing in this Agreement shall be construed as prohibiting a greater period of time.

One-Time Charges	Means any fees that are specified by Provider and which are non-recurring and are typically associated with start-up and implementation costs.
On-Site	Means located at the Customer facilities in Tulsa for a minimum of four (4) business days a week.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Operating Software (Operating System)
Means the Software control program in a CPU that provides the interface to the CPU and its associated Hardware, and the usage and allocation of memory resources, processor resources, input/output resources, and security resources.

Out-of-Pocket Expenses	See Section 6.3 of the Agreement.
Outside Systems	Has the meaning given in Article 2.2.
Party	Means each of the signatories to this Agreement, and their successors and assigns as permitted by this Agreement.
Pass-Through Expense(s)	Means Third Party charges to be paid directly by Customer or through Provider on an actual cost basis.
Performance Category	Means a grouping of Critical Service Levels as set forth in Exhibit 3-A (Service Levels Matrix). Critical Deliverables do not constitute a Performance Category.
Performance Credit(s)	See Service Level Credit.
Person	Means an individual, a corporation, limited liability company, partnership, trust, association, or legal entity of any kind or nature; or a governmental authority.
Physical Host Server	Means the Server hardware and the VMware Server Software required to support a guest operating system that shares the available physical hardware.
Pick, Pack & Ship Devices
Means devices that do not require any customization and can be pulled from the shelf and shipped.  These units are assumed to be prepackaged in a box that can be shipped without additional packaging materials.

Policy and Procedures Manual	Means a manual that describes how the Parties will work together and how Services are to be performed.
Pool Percentage Available for Allocation	Means [***] of the At Risk Amount.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Portable Network Devices
Means portable, hand-held Equipment used by Authorized Users for telecommunications access and services, including pagers, mobile phones, calling cards, and any telecommunications functionality associated with PDAs.  Portable Network Devices do not including personal computers or laptops.

Priority Levels	Exhibit 2.1E
Problem Management	Means the process of tracking and managing all problems arising in Customer’s information technology (IT) environment, and resolving those problems arising from or related to the Services.
Procurement Catalog	Means a list of EUC Equipment and Software that are the approved products for purchase or lease by Authorized Users for new deployments.
Project IMAC
Means a combination of ten (10) or more Hard IMACs, where the Hard IMACs are related to the same unique requirement and time frame for an Authorized User, and are included as part of a unique IMAC request or closely related IMAC requests.

Project Steering Committee	Committee consisting of jointly designated Provider and DTG members who are responsible for overseeing Projects.
Projects
A discrete unit of non-recurring work that is not an inherent, necessary or customary part of the day–to-day Services, and is not required to be performed by Provider to meet the existing Service Levels (other than Service Levels related to Project performance).  A Project may consist of or include work that would otherwise be treated as Variable Services.  The Provider personnel assigned to perform such Projects shall possess the training, education, experience, competence and skill to perform such work.

Provider Data Center	Means any location or locations from which Provider will deliver the Services, such location not being located on property owned by the Customer.
Provider Indemnitees	Means Provider and its directors, officers, employees, and agents, and the heirs, executors, successors, and permitted assigns of any of those Persons.
Provider Transition Plan	Has the meaning given in Article 2.9.
Reduced Resource Credit (RRC)	Means a reduced resource credit as further described in Exhibit 4.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Refresh	Means the upgrading and/or replacing of Equipment and Software during the Term.
Request Management
Means the process of tracking and managing all requests from Authorized Users arising in Customer’s information technology (IT) environment, and resolving those requests arising from or related to the Services.

Required Consent
Means an enforceable consent and authorization provided by a third-party licensor, lessor, or party to a Third Party Service Contract, consenting to and authorizing Provider's use of a Customer Resource in providing the Services.

Resource Baseline(s)	Means the estimated volume of Resource Units that will be required and utilized by Customer during the Term.
Resource Unit	See Exhibit 4.
Resource Unit(s)
Means a measurable device, unit of consumption, staffing level, or other resource that is associated with the Services for a particular Tower or sub-Tower and is utilized as a volume measure and for pricing purposes.

Retained Expense(s)	Means the expense types or amounts retained by Customer as set out in Exhibit 4-B (Financial Responsibility Matrix).
Retained Functions
Means the services rationally related to application and data architecture policy, program development, Customer security policy, telecommunications invoice review, Customer’s Integrated Car Rental Systems scope and requirements, business continuity planning and FastLane control file maintenance.

ROC	Means the DTG “Rent our Cars” system for DTG field counter operations.
Scheduled Uptime
Means that period of time (days of the week and hours per day) during which a particular System, Application, Software, Hardware, Network, or any other part of the Services is expected to be available during the Measurement Window.

Server
Means any computer that provides shared processing or resources (e.g., printer, fax, Application processing, database, mail, proxy, firewalls, and backup capabilities) to Authorized Users or other computers over the Network.  A Server includes associated peripherals (e.g., local storage devices, attachments to centralized storage, monitor, keyboard, pointing device, tape drives, and external disk arrays) and is identified by a unique manufacturer’s serial number.

Service Desk
Means the facilities, associated technologies, and fully trained staff who respond to Calls, coordinate all Problem Management and Request Management activities, and act as a single point of contact for Authorized Users in regard to the Services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Service Levels	Has the meaning given in Article 3.6.
Service Request Management (SRM)
Service Request Management (SRM) enables request fulfillment utilizing people, processes and tools through an integrated and automated flow of information between requestors, both customer and internal, and operational teams from receipt of request through Customer payment.  The SRM process requires each request to be: logged, approved, analyzed, validated, routed, tracked and closed.  These functions provide a streamlined process that ensures accountability and rapid fulfillment of each request.
SRM is made-up of the following components: Catalog Management, Non-Standard Service Request (NSSR); and Procurement Request Management.

Service-Level Credit	Means the monetary amount(s) that Provider shall be obligated to apply against Monthly Base Charges in the event of a Minimum Service-Level Default, subject to Earn-back Credits.
Service-Level Credit Allocation Percentage	Means the percentage of the Allocation of Pool Percentage allocated to a Critical Service Level within a Performance Category.
Service-Level Default	Means a Minimum Service-Level Default or an Expected Service-Level Default.
Services
Means the data processing, outsourcing, application development, maintenance, and other services provided by Provider to Customer under this Agreement, and shall consist of the Base Services and any Variable Services provided by Provider.

Severity Level
Means the categorization of a problem associated with the Services based on the potential impact of the problem to DTG, and as further defined in Exhibit 3-F (Severity Levels) to Exhibit 3 (Service Levels).

Site(s)	Means Customer Locations and other places where the Services will be performed or delivered.
Soft IMAC
Means an approved Software IMAC request received from Customer, which IMAC can be performed concurrently with remote element management tools and does not require any physical on-site intervention. A Software patch or error correction upgrade will not be considered as a Soft IMAC.

Software
Means any computer programming code consisting of instructions or statements in a form readable by individuals (source code) or machines (object code), and documentation and supporting materials therefor, in any form or medium, including electronic media.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Staged Devices	Means devices that require imaging and/or configuration prior to shipping to the field, typically desktops, laptops, and notebooks.
Standard Products	Means minimum EUC Equipment and Software requirements and/or specific EUC Equipment and Software that are designated as being in standard use within Customer Sites.
Standard Voice Network
Means the portion of the Network consisting of Standard Voice Premise Systems, Software, Transport Systems, Interconnect Devices, Wiring and Cabling used to create, connect, and transmit voice to Authorized Users.

Standard Voice Premise Equipment
Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Provider in connection with its provision of Standard Voice Services to the Authorized Users, including PBXs and PBX rectifiers, IP telephony, Centrex, handsets, key systems, small office/home communications systems, voice mail systems, and paging systems, American Disabilities Act (ADA) communications devices (e.g. TDDs, teletype, special equipped handsets), voice recognition units (“VRUs”), interactive voice response units (“IVRs”), call data recording systems (“CDRs”), automatic call distributors (“ACDs”), voice communications management systems, backup battery systems, and associated diagnostic equipment.

Standard Voice Premise Systems	Means all Standard Voice Premise Equipment and associated Software supported or used by Provider in connection with its provision of Standard Voice Services.
Successor	Means Customer or its designee.
Supplemental Contract Document	Means an amendment to this Agreement or a work order/service request that has been executed by both Parties as described in Exhibit 20.
System(s) Software
Means those programs and Software, including documentation and materials, that perform tasks basic to the functioning of the computer hardware, or which are required to operate the Applications, or otherwise support the provision of Services by Provider.  Systems Software includes Operating Software, systems utilities, and any other Software not designated as Applications.

Term	Has the meaning given in Article 2.1.
Termination Assistance Services	Means the services provided by Provider to Customer, in addition to the Services and in accordance with Article 14, to enable Customer to obtain services to replace the Services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Termination Date	Means the date that this Agreement expires or is terminated, in accordance with Article 2.1 or Article 13.
Termination for Convenience Fees	Means the amounts designated as such in, and calculated in accordance with, Exhibit 4.
Third Party	Means a legal entity, company, or person(s) that is not a Party to the Agreement, and is not an Affiliate of a Party.
Third Party Suppliers	See Third Party Vendors.
Third Party Vendors	Means a Third Party that provides products or services to any Party that is related to, or are in support of, the Services. Third-Party Vendors do not include subcontractors of Provider.
Third-Party Claim	Means a claim of liability asserted against an Indemnitee by a Person other than a Party or an Affiliate.
Third-Party Materials	Means Software and other Materials owned by a Third Party.
Third-Party Service Contract	Shall mean the service contracts described in Exhibit 12.
Tort Damages	Means bodily or personal injury or death, or damage to real property or tangible personal property.
Tower
Means a general grouping of related Services that are described within the Statement of Work, namely Servers, End-User Computing, Cross-Functional, Applications Development and Maintenance, and Managed Network Services.

Transition-Transformation	Means the activities described in Exhibit 18 and 18-A
Transition-Transformation Completion Date
Means the date set forth in the Transition Transformation Plan as the date by which the Transition-Transformation will be completed which date shall be no later than fourteen (14) months after the Effective Date.

Transition-Transformation Manager	Means the individuals assigned by Customer and Provider who will serve as the single point of contact with the other Party with respect to the Transition-Transformation.
Transition-Transformation Plan	See Exhibit 18.
Transport	Means a commercial service providing the carriage or transmission of voice, video, or data electronic impulses over a distance.
Transport Facilities
Means the entire medium over which Transport takes place, including the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or provided by Provider in connection with Transport Services (e.g. data access lines and circuits; voice access lines and trunks; ISDN lines; copper and fiber; microwave, and satellite, routers, hubs, switches, PBXs, etc.).

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Transport Services	See Transport.
Transport Systems	Means all Transport Facilities and associated Software supported or provided by Provider in connection with the provision, monitoring, or management of Transport Services.
Transport Vendor(s)	Means a provider of Transport Services.
Unrelieved Service-Level Credits	Means all Service-Level Credits that are not eliminated via Earnback Credits.
Utility Server(s)
Means the following types of Servers: file, print, E-mail, DNS, authentication, WINS, infrastructure monitoring, infrastructure management, network access servers, domain controllers and servers necessary to support the Enterprise Service Management Tool.

Variable Service Charges	Means the charges agreed to by the Parties, pursuant to Article 3.3, for the provision of the Variable Services.
Variable Services	Has the meaning given in Article 3.3.
Virtual Environment	Means the combination of the Physical Host Servers, Guest Servers, and management tools required to provide and support the services outlined in Section 5 of Exhibit 2.3 (Servers and Storage).
Virtual Environment Check List
Means a check list that will include the agreed upon architecture guidelines and design criteria which must be adhered to in order to support the services outlined in  Section 5 of Exhibit 2.3 (Servers and Storage).

VMware Server Software
Means the Third Party Software applications owned or published by VMware, Inc. (including any successor owner or naming convention for the same or substantially identical software) which will be provided by Customer for use by Provider to perform the Virtual Server Services.   As of the Effective Date the VMware Server Software includes VMWare Vsphere ® 4Enterprise and VMware VirtualCenter.

WAN (or Wide Area Network)
Means a long haul, high-speed backbone transmission Network, consisting of WAN Equipment, Software, Transport Systems, Interconnect Devices, and Cabling that, and other services as they become available that are used to create, connect, and transmit data, voice and video signals to within, between or among:  (i) LANs; (ii) and non-Customer locations that do business with Customer and for which Customer is responsible for allowing Connectivity.

WAN Equipment
Means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Provider in connection with its provision of WAN Services to the Authorized Users (e.g. routers, multiplexors, firewalls, access circuits, backbone circuits, channel banks, CSU/DSUs, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Term	Definition

Web Portal	Has the same meaning as “Enterprise Service Management Portal”
Wiring	Means the physical wire connection within walls, between floors, and between buildings.
Work Order	Means a written document authorizing and describing New Services, signed by duly authorized representatives of the Parties.
Work Order/Service Request	Means a Change request in the form set forth in Exhibit 20, which defines the scope and fees for Variable Services or Project work.
Yearly Performance Average
Means, with respect to each Critical Service Level for which there was a Service-Level Default during the preceding Contract Year, the average of Provider’s average monthly performances in the Critical Service Level during the preceding Contract Year.

3.0	DEFINITIONS - INFORMATION TECHNOLOGY INFRASTRUCTURE LIBRARY (ITIL V3)

The definitions in this Section contain standard industry ITIL terms used in this Agreement.  The ITIL V3 definitions provided in this Section 3.0 are included for the purpose of defining standard ITIL Processes.  Any conflict between these terms and the general definitions set forth in Section 2.0  – General Terms above or similar terms defined within the Agreement shall be resolved in favor of the Section 2.0  General Terms or Exhibits defining such terms.

ITIL Term	Definition
Access Management
(Service Operation) The process responsible for allowing Users to make use of IT Services, data, or other Assets. Access Management helps to protect the Confidentiality, integrity and availability of Assets by ensuring that only Authorized Users are able to access or modify the Assets.

Alert
(Service Operation) A warning that a threshold has been reached, something has changed, or a failure has occurred. Alerts are often created and managed by system management tools and are managed by the Event Management Process.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Application Management	(Service Design) (Service Operation) The Function responsible for managing Applications throughout their Lifecycle.
Asset
(Service Strategy) Any resource or Capability. Assets of a service provider include anything that could contribute to the delivery of a Service. Assets can be one of the following types: management, organization, process, knowledge, people, information, Applications, Infrastructure, and financial capital.

Asset Management
(Service Transition) Asset Management is the process responsible for tracking and reporting the value and ownership of financial Assets throughout their Lifecycle. Asset Management is part of an overall Service Asset and Configuration Management Process.

Attribute
(Service Transition) A piece of information about a Configuration Item. Examples are name, location, version number, and cost. Attributes of CIs are recorded in the Configuration Management Database (CMDB).

Audit
Formal inspection and verification to check whether a standard or set of guidelines is being followed, that records are accurate, or that efficiency and effectiveness targets are being met. An Audit may be carried out by internal or external groups.

Availability Management
(Service Design) The process responsible for defining, analysing, planning, measuring and improving all aspects of the Availability of IT Services. Availability Management is responsible for ensuring that all IT Infrastructure, processes, tools, roles etc are appropriate for the agreed Service Levels for Availability.

Availability Plan	(Service Design) A plan to ensure that existing and future Availability Requirements for IT Services can be provided cost effectively.
Back-out	Synonym for Remediation.
Backup	(Service Design) (Service Operation) Copying data to protect against loss of integrity or Availability of the original.
Baseline	Continual Service Improvement) A Benchmark used as a reference point.
Benchmark
(Continual Service Improvement) The recorded state of something at a specific point in time. A Benchmark can be created for a configuration, a process, or any other set of data. For example, a benchmark can be used in: • continual service improvement, to establish the current state for managing improvements.•Capacity Management, to document performance characteristics during normal operations.•

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Benchmarking
(Continual Service Improvement) Comparing a Benchmark with a Baseline or with Best Practice. The term Benchmarking is also used to mean creating a series of Benchmarks over time, and comparing the results to measure progress or improvement.

Best Practice	Proven activities or processes that have been successfully used by multiple organizations. ITIL is an example of Best Practice.
Build Environment	(Service Transition) A controlled Environment where Applications, IT Services and other builds are assembled prior to being moved into a Test or Live Environment.
Business
(Service Strategy) An overall corporate entity or organization formed of a number of Business Units. In the context of ITSM, the term Business includes public sector and not-for-profit Organizations, as well as companies. An IT Service Provider provides IT Services to a Customer within a Business. The IT Service Provider may be part of the same Business as their Customer (Internal Service Provider), or part of another Business (External Service Provider).

Business Continuity Plan (BCP)
(Service Design) A plan defining the steps required to restore business processes following a disruption. The plan will also identify the triggers for invocation, people to be involved, communications etc.

Business Process
A process that is owned and carried out by the Business. A Business Process contributes to the delivery of a product or Service to a Business Customer. For example, a retailer may have a purchasing Process which helps to deliver Services to their Business Customers. Many Business Processes rely on IT Services.

Business Service
An IT Service that directly supports a Business process, as opposed to an Infrastructure Service which is used internally by the IT Service Provider and is not usually visible to the Business.  The term Business Service is also used to mean a Service that is delivered to Business customers by Business Units. For example delivery of financial services to Customers of a bank, or goods to the Customers of a retail store. Successful delivery of Business Services often depends on one or more IT Services.

Business Unit
(Service Strategy) A segment of the Business which has its own plans, metrics, income and costs. Each Business Unit owns Assets and uses these to create value for Customers in the form of goods and services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Call	(Service Operation) A telephone call to the Service Desk from a User. A Call could result in an Incident or a Service Request being logged.
Call Centre	(Service Operation) An organization or Business Unit which handles large numbers of incoming and outgoing telephone calls.
Call Type	(Service Operation) A category that is used to distinguish incoming requests to a Service Desk. Common Call Types are Incident, Service Request and Complaint.
Capacity
(Service Design) The maximum throughput that a Configuration Item or IT Service can deliver whilst meeting agreed Service Levels. For some types of CI, Capacity may be the size or volume, for example a disk drive.

Capacity Management
(Service Design) The Process responsible for ensuring that the Capacity of IT Services and the IT Infrastructure is able to deliver agreed Service Levels in a cost effective and timely manner. Capacity Management considers all resources required to deliver the IT Service, and plans for short, medium and long term Business Requirements.

Capacity Management Information System (CMIS)	(Service Design) A virtual repository of all Capacity Management data, usually stored in multiple physical locations. See Service Knowledge Management System.
Capacity Plan
(Service Design) A Capacity Plan is used to manage the resources required to deliver IT Services. The Plan contains scenarios for different predictions of Business demand, and costed options to deliver the agreed Service Levels.

Capacity Planning	(Service Design) The activity within Capacity Management responsible for creating a Capacity Plan.
Change
(Service Transition) The addition, modification or removal of anything that could have an effect on IT Services. The scope should include all IT Services, Configuration Items, processes, documentation etc.

Change Advisory Board (CAB)
(Service Transition) A group of people that advises the Change manager in the assessment, prioritization and scheduling of Changes. This board is usually made up of representatives from all areas within the IT Service Provider, the Business, and Third Parties such as Suppliers.

Change Management
(Service Transition) The process responsible for controlling the Lifecycle of all Changes. The primary objective of Change Management is to enable beneficial Changes to be made, with minimum disruption to IT Services.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Change Record
(Service Transition) A record containing the details of a Change. Each Change Record documents the Lifecycle of a single Change. A Change Record is created for every Request for Change that is received, even those that are subsequently rejected. Change Records should reference the Configuration Items that are affected by the Change.  Change Records are stored in the Configuration Management System.

Change Schedule
(Service Transition) A document that lists all approved Changes and their planned implementation dates. A Change Schedule is sometimes called a Forward Schedule of Change, even though it also contains information about Changes that have already been implemented.

Compliance	Ensuring that a standard or set of guidelines is followed, or that proper, consistent accounting or other practices are being employed.
Component
A general term that is used to mean one part of something more complex. For example, a computer System may be a component of an IT Service, an Application may be a Component of a release unit. Components that need to be managed should be Configuration Items.

Component Capacity Management (CCM)
(Service Design) (Continual Service Improvement) The Process responsible for understanding the Capacity, Utilization, and Performance of Configuration Items. Data is collected, recorded and analysed for use in the Capacity Plan.

Computer Telephony Integration (CTI)
(Service Operation) CTI is a general term covering any kind of integration between computers and telephone Systems. It is most commonly used to refer to Systems where an Application displays detailed screens relating to incoming or outgoing telephone calls. See Automatic Call Distribution, Interactive Voice Response.

Configuration
(Service Transition) A generic term, used to describe a group of Configuration Items that work together to deliver an IT Service, or a recognizable part of an IT Service. Configuration is also used to describe the parameter settings for one or more CIs.

Configuration Item (CI)
(Service Transition) Any Component that needs to be managed in order to deliver an IT Service. Information about each CI is recorded in a Configuration Record within the Configuration Management System and is maintained throughout its Lifecycle by Configuration Management. CIs are under the control of Change Management. CIs typically include IT Services, hardware, software, buildings, people, and formal documentation such as Process documentation and SLAs.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Configuration Management
(Service Transition) The Process responsible for maintaining information about Configuration Items required to deliver an IT Service, including their relationships. This information is managed throughout the Lifecycle of the CI. Configuration Management is part of an overall Service Asset and Configuration Management Process.

Configuration Management Database (CMDB)
(Service Transition) A database used to store Configuration Records throughout their Lifecycle. The Configuration Management System maintains one or more CMDBs, and each CMDB stores attributes of CIs, and relationships with other CIs.

Configuration Management System (CMS)
(Service Transition) A set of tools and databases that are used to manage an IT Service Provider's Configuration data. The CMS also includes information about Incidents, Problems, Known Errors, Changes and Releases; and may contain data about employees, Suppliers, locations, Business Units, Customers and Users. The CMS includes tools for collecting, storing, managing, updating, and presenting data about all Configuration Items and their relationships. The CMS is maintained by Configuration Management and is used by all IT Service Management Processes.

Configuration Record
(Service Transition) A record containing the details of a Configuration Item. Each Configuration Record documents the Lifecycle of a single CI. Configuration Records are stored in a Configuration Management Database.

Continual Service Improvement (CSI)
(Continual Service Improvement) A stage in the Lifecycle of an IT Service and the title of one of the Core ITIL publications.  Continual Service Improvement is responsible for managing improvements to IT Service Management Processes and IT Services. The Performance of the IT Service Provider is continually measured and improvements are made to Processes, IT Services and IT Infrastructure in order to increase efficiency, effectiveness, and cost effectiveness.

Demand Management
Activities that understand and influence Customer demand for Services and the provision of Capacity to meet these demands.  At a strategic level Demand Management can involve analysis of patterns of business activity and user profiles. At a Tactical level it can involve use of differential charging to encourage Customers to use IT Services at less busy times.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Deployment
(Service Transition) The activity responsible for movement of new or changed hardware, software, documentation, process, etc to the Live Environment. Deployment is part of the Release and Deployment Management Process.

Design	(Service Design) An activity or process that identifies Requirements and then defines a solution that is able to meet these Requirements.
Development	(Service Design) The process responsible for creating or modifying an IT Service or Application. Also used to mean the role or group that carries out Development work.
Development Environment
(Service Design) An Environment used to create or modify IT Services or Applications. Development Environments are not typically subjected to the same degree of control as Test Environments or Live Environments.

Early Life Support
(Service Transition) Support provided for a new or Changed IT Service for a period of time after it is Released. During Early Life Support the IT Service Provider may review the KPIs, Service Levels and monitoring thresholds, and provide additional resources for Incident and Problem Management.

Emergency Change
(Service Transition) A Change that must be introduced as soon as possible. For example to resolve a Major Incident or implement a Security patch. The Change Management Process will normally have a specific procedure for handling Emergency Changes.  See Emergency Change Advisory Board (ECAB).

Emergency Change Advisory Board (ECAB)
(Service Transition) A sub-set of the Change Advisory Board who make decisions about high impact Emergency Changes. Membership of the ECAB may be decided at the time a meeting is called, and depends on the nature of the Emergency Change.

Environment
(Service Transition) A subset of the IT Infrastructure that is used for a particular purpose. For Example: Live Environment, Test Environment, Build Environment. It is possible for multiple Environments to share a Configuration Item, for example Test and Live Environments may use different partitions on a single mainframe computer. Also used in the term Physical Environment to mean the accommodation, air conditioning, power system etc.  Environment is also used as a generic term to mean the external conditions that influence or affect something.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition

Error
(Service Operation) A design flaw or malfunction that causes a failure of one or more Configuration Items or IT Services. A mistake made by a person or a faulty process that impacts a CI or IT Service is also an Error.

Escalation
(Service Operation) An activity that obtains additional resources when these are needed to meet Service Levels or Customer expectations. Escalation may be needed within any IT Service Management Process, but is most commonly associated with Incident Management, Problem Management and the management of Customer complaints.

Evaluation
(Service Transition) The process responsible for assessing a new or Changed IT Service to ensure that risks have been managed and to help determine whether to proceed with the Change.  Evaluation is also used to mean comparing an actual outcome with the intended outcome, or comparing one alternative with another.

Event
(Service Operation) A change of state which has significance for the management of a Configuration Item or IT Service. The term Event is also used to mean an Alert or notification created by any IT Service, Configuration Item or monitoring tool. Events typically require IT Operations personnel to take actions, and often lead to Incidents being logged.

Event Management	(Service Operation) The process responsible for managing Events throughout their Lifecycle. Event Management is one of the main Activities of IT operations.
Facilities Management
(Service Operation) The function responsible for managing the physical Environment where the IT Infrastructure is located. Facilities Management includes all aspects of managing the physical Environment, for example power and cooling, building Access Management, and environmental monitoring.

Failure
(Service Operation) Loss of ability to operate to Specification, or to deliver the required output. The term Failure may be used when referring to IT Services, processes, activities, Configuration Items etc. A Failure often causes an Incident.

Financial Management	(Service Strategy) The function and processes responsible for managing an IT Service Provider's budgeting, accounting and charging requirements.
Governance
Ensuring that policies and strategy are actually implemented, and that required processes are correctly followed. Governance includes defining roles and responsibilities, measuring and reporting, and taking actions to resolve any issues identified.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Impact
(Service Operation) (Service Transition) A measure of the effect of an Incident, Problem or Change on Business Processes. Impact is often based on how Service Levels will be affected. Impact and Urgency are used to assign Priority.

Incident
(Service Operation) An unplanned interruption to an IT Service or a reduction in the quality of an IT Service. Failure of a Configuration Item that has not yet impacted Service is also an Incident. For example Failure of one disk from a mirror set.

Incident Management	(Service Operation) The Process responsible for managing the Lifecycle of all Incidents. The primary objective of Incident Management is to return the IT Service to Users as quickly as possible.
Incident Record	(Service Operation) A record containing the details of an Incident. Each Incident record documents the Lifecycle of a single Incident.
Information Security Management (ISM)
(Service Design) The Process that ensures the Confidentiality, Integrity and Availability of an organization's Assets, information, data and IT Services. Information Security Management usually forms part of an organizational approach to Security Management which has a wider scope than the IT Service Provider, and includes handling of paper, building access, phone calls etc., for the entire organization.

Information Security Policy	(Service Design) The policy that governs the organization’s approach to Information Security Management.
Information Technology (IT)
The use of technology for the storage, communication or processing of information. The technology typically includes computers, telecommunications, Applications and other software. The information may include Business data, voice, images, video, etc. Information Technology is often used to support Business Processes through IT Services.

Infrastructure Service
An IT Service that is not directly used by the Business, but is required by the IT Service Provider so they can provide other IT Services. For example directory services, naming services, or communication services.

Integrity
(Service Design) A security principle that ensures data and Configuration Items are only modified by authorised personnel and activities. Integrity considers all possible causes of modification, including software and hardware Failure, environmental Events, and human intervention.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Interactive Voice Response (IVR)	(Service Operation) A form of Automatic Call Distribution that accepts User input, such as key presses and spoken commands, to identify the correct destination for incoming Calls.
IT Infrastructure
All of the hardware, software, networks, facilities etc. that are required to Develop, Test, deliver, monitor, control or support IT Services. The term IT Infrastructure includes all of the Information Technology but not the associated people, processes and documentation.

IT Operations Control	(Service Operation) The function responsible for monitoring and control of the IT Services and IT Infrastructure.
IT Operations Management
(Service Operation) The function within an IT Service Provider which performs the daily activities needed to manage IT Services and the supporting IT Infrastructure. IT Operations Management includes IT Operations Control and Facilities Management.

IT Service
A Service provided to one or more Customers by an IT Service Provider. An IT Service is based on the use of Information Technology and supports the Customer's Business processes. An IT Service is made up from a combination of people, processes and technology and should be defined in a Service Level Agreement.

IT Service Continuity Management (ITSCM)
(Service Design) The process responsible for managing risks that could seriously impact IT Services. ITSCM ensures that the IT Service Provider can always provide minimum agreed Service Levels, by reducing the risk to an acceptable level and planning for the recovery of IT Services. ITSCM should be designed to support Business Continuity Management.

Information Technology Infrastructure Library (ITIL V3)
A set of Best Practice guidance for IT Service Management. ITIL is owned by the OGC and consists of a series of publications giving guidance on the provision of Quality IT Services, and on the Processes and facilities needed to support them.  See http://www.itil.co.uk/ for more information.

Knowledge Base	(Service Transition) A logical database containing the data used by the Service Knowledge Management System.
Knowledge Management
(Service Transition) The process responsible for gathering, analysing, storing and sharing knowledge and information within an organization. The primary purpose of Knowledge Management is to improve efficiency by reducing the need to rediscover knowledge.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Known Error
(Service Operation) A problem that has a documented Root Cause and a Workaround. Known Errors are created and managed throughout their Lifecycle by Problem Management. Known Errors may also be identified by development or Suppliers.

Known Error Database (KEDB)
(Service Operation) A database containing all Known Error Records. This database is created by Problem Management and used by Incident and Problem Management. The Known Error Database is part of the Service Knowledge Management System.

Known Error Record
(Service Operation) A record containing the details of a Known Error. Each Known Error Record documents the Lifecycle of a Known Error, including the status, Root Cause and Workaround. In some implementations a Known Error is documented using additional fields in a Problem Record.

Lifecycle
The various stages in the life of an IT Service, Configuration Item, Incident, Problem, Change etc. The Lifecycle defines the categories for status and the status transitions that are permitted.  For example:•The Lifecycle of an Application includes requirements, design, build, deploy, operate, optimise.•The Expanded Incident Lifecycle includes Detect, Respond, Diagnose, Repair, Recover, Restore.•The lifecycle of a Server may include: Ordered, Received, In Test, Live, Disposed etc.

Live	(Service Transition) Refers to an IT Service or Configuration Item that is being used to deliver Service to a Customer.
Live Environment	(Service Transition) A controlled Environment containing Live Configuration Items used to deliver IT Services to Customers.
Management Information
Information that is used to support decision making by managers. Management Information is often generated automatically by tools supporting the various IT Service Management Processes. Management Information often includes the values of KPIs such as "Percentage of Changes leading to Incidents", or "first time fix rate".

Mean Time Between Failures (MTBF)
(Service Design) A metric for measuring and reporting reliability. MTBF is the average time that a Configuration Item or IT Service can perform its agreed function without interruption. This is measured from when the CI or IT Service starts working, until it next fails.

Mean Time Between Service Incidents (MTBSI)	(Service Design) A metric used for measuring and reporting Reliability. MTBSI is the mean time from when a System or IT Service fails, until it next fails. MTBSI is equal to MTBF + MTRS.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Mean Time To Repair (MTTR)
The average time taken to repair a Configuration Item or IT Service after a Failure. MTTR is measured from when the CI or IT Service fails until it is Repaired. MTTR does not include the time required to recover or restore. MTTR is sometimes incorrectly used to mean Mean Time to Restore Service.

Mean Time to Restore Service (MTRS)
The average time taken to restore a Configuration Item or IT Service after a Failure. MTRS is measured from when the CI or IT Service fails until it is fully Restored and delivering its normal functionality..

Metric	(Continual Service Improvement) Something that is measured and reported to help manage a Process, IT Service or Activity.
Monitoring	(Service Operation) Repeated observation of a Configuration Item, IT Service or Process to detect Events and to ensure that the current status is known.
Off the Shelf	Synonym for Commercial Off the Shelf.
Performance	A measure of what is achieved or delivered by a System, person, team, process, or IT Service.
Post Implementation Review (PIR)	A review that takes place after a Change or a Project has been implemented. A PIR determines if the Change or Project was successful, and identifies opportunities for improvement.
Problem
(Service Operation) A cause of one or more Incidents. The cause is not usually known at the time a Problem Record is created, and the Problem Management Process is responsible for further investigation.

Problem Management
(Service Operation) The Process responsible for managing the Lifecycle of all Problems. The primary objectives of Problem Management are to prevent Incidents from happening, and to minimise the Impact of Incidents that cannot be prevented.

Problem Record	(Service Operation) A record containing the details of a Problem. Each Problem Record documents the Lifecycle of a single Problem.
Production Environment	Synonym for Live Environment.
Project
A temporary organization, with people and other Assets required to achieve an objective or other outcome. Each Project has a Lifecycle that typically includes initiation, planning, execution, closure etc. Projects are usually managed using a formal methodology such as PRINCE2.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Quality Assurance(QA)	(Service Transition) The process responsible for ensuring that the quality of a product, Service or Process will provide its intended value.
Release
(Service Transition) A collection of hardware, software, documentation, processes or other Components required to implement one or more approved Changes to IT Services.  The contents of each Release are managed, Tested, and Deployed as a single entity.

Release and Deployment Management	(Service Transition) The Process responsible for both Release Management and Deployment.
Release Management
(Service Transition) The process responsible for planning, scheduling and controlling the movement of Releases to Test and Live Environments. The primary objective of Release Management is to ensure that the integrity of the Live Environment is protected and that the correct Components are released. Release Management is part of the Release and Deployment Management Process.

Release Unit
(Service Transition) Components of an IT Service that are normally Released together. A Release Unit typically includes sufficient Components to perform a useful function. For example one Release Unit could be a Desktop PC, including Hardware, Software, Licenses, Documentation etc. A different Release Unit may be the complete Payroll Application, including IT Operations Procedures and User training.

Reliability
(Service Design) (Continual Service Improvement) A measure of how long a Configuration Item or IT Service can perform its agreed Function without interruption. Usually measured as MTBF or MTBSI. The term Reliability can also be used to state how likely it is that a process, function etc. will deliver its required outputs.

Remediation	(Service Transition) Recovery to a known state after a failed Change or Release.
Requirement	(Service Design) A formal statement of what is needed. For example a Service Level Requirement, a Project Requirement or the required Deliverables for a process.
Resolution
(Service Operation) Action taken to repair the Root Cause of an Incident or Problem, or to implement a Workaround. In ISO/IEC 20000, Resolution Processes is the Process group that includes Incident and Problem Management.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Restore	(Service Operation) Taking action to return an IT Service to the Users after Repair and Recovery from an Incident. This is the primary Objective of Incident Management.
Return on Investment (ROI)
(Service Strategy) (Continual Service Improvement) A measurement of the expected benefit of an investment. In the simplest sense it is the net profit of an investment divided by the net worth of the assets invested.

Risk
A possible Event that could cause harm or loss, or affect the ability to achieve Objectives. A Risk is measured by the probability of a threat, the vulnerability of the Asset to that Threat, and the impact it would have if it occurred.

Risk Management	The Process responsible for identifying, assessing and controlling Risks.
Root Cause	(Service Operation) The underlying or original cause of an Incident or Problem.
Root Cause Analysis (RCA)	(Service Operation) An Activity that identifies the Root Cause of an Incident or Problem. RCA typically concentrates on IT Infrastructure failures.
Service Asset	Any Capability or Resource of a Service Provider.
Service Asset and Configuration Management (SACM)	(Service Transition) The process responsible for both Configuration Management and Asset Management.
Service Capacity Management (SCM)
(Service Design) (Continual Service Improvement) The activity responsible for understanding the Performance and Capacity of IT Services. The resources used by each IT Service and the pattern of usage over time are collected, recorded, and analysed for use in the Capacity Plan.

Service Catalogue
(Service Design) A database or structured document with information about all Live IT Services, including those available for Deployment. The Service Catalogue is the only part of the service portfolio published to Customers, and is used to support the sale and delivery of IT Services. The Service Catalogue includes information about deliverables, prices, contact points, ordering and request processes.

Service Continuity Management	Synonym for IT Service Continuity Management.
Service Design	(Service Design) A stage in the Lifecycle of an IT Service. Service Design includes a number of processes and functions and is the title of one of the Core ITIL publications.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Service Design Package
(Service Design) Document(s) defining all aspects of an IT Service and its Requirements through each stage of its Lifecycle. A Service Design Package is produced for each new IT Service, major Change, or IT Service retirement.

Service Knowledge Management System (SKMS)
(Service Transition) A set of tools and databases that are used to manage knowledge and information. The SKMS includes the Configuration Management System, as well as other tools and databases. The SKMS stores, manages, updates, and presents all information that an IT Service Provider needs to manage the full Lifecycle of IT Services.

Service Level	Measured and reported achievement against one or more Service Level targets. The term Service Level is sometimes used informally to mean Service Level target.
Service Level Agreement (SLA)
(Service Design) (Continual Service Improvement) An Agreement between an IT Service Provider and a Customer. The SLA describes the IT Service, documents Service Level Targets, and specifies the responsibilities of the IT Service Provider and the Customer. A single SLA may cover multiple IT Services or multiple Customers.

Service Level Management (SLM)
(Service Design) (Continual Service Improvement) The Process responsible for negotiating Service Level Agreements, and ensuring that these are met. SLM is responsible for ensuring that all IT Service Management Processes, operational level agreements, and underpinning contracts, are appropriate for the agreed Service Level Targets. SLM monitors and reports on Service Levels, and holds regular Customer reviews.

Service Management	Service Management is a set of specialized organizational capabilities for providing value to customers in the form of services.
Service Management Lifecycle
An approach to IT Service Management that emphasizes the importance of coordination and control across the various functions, processes, and Systems necessary to manage the full Lifecycle of IT Services. The Service Management Lifecycle approach considers the strategy, design, transition, operation and continuous improvement of IT Services.

Service Operation	(Service Operation) A stage in the Lifecycle of an IT Service. Service Operation includes a number of processes and functions and is the title of one of the Core ITIL publications.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Service Portfolio
(Service Strategy) The complete set of Services that are managed by a Service Provider. The Service Portfolio is used to manage the entire Lifecycle of all Services, and includes three Categories: service pipeline (proposed or in Development); service catalogue (Live or available for Deployment); and retired services.

Service Portfolio Management (SPM)	(Service Strategy) The process responsible for managing the Service Portfolio. Service Portfolio Management considers Services in terms of the Business value that they provide.
Service Request
(Service Operation) A request from a User for information, or advice, or for a Standard Change or for Access to an IT Service. For example to reset a password, or to provide standard IT Services for a new User. Service Requests are usually handled by a Service Desk.

Service Strategy	(Service Strategy) The title of one of the Core ITIL publications. Service Strategy establishes an overall Strategy for IT Services and for IT Service Management.
Service Transition	(Service Transition) A stage in the Lifecycle of an IT Service. Service Transition includes a number of processes and functions and is the title of one of the Core ITIL publications.
Service Validation and Testing
(Service Transition) The process responsible for validation and testing of a new or Changed IT Service. Service validation and yesting ensures that the IT Service matches its design specification and will meet the needs of the Business.

Single Point of Contact
(Service Operation) Providing a single consistent way to communicate with an organization or Business Unit. For example, a Single Point of Contact for an IT Service Provider is usually called a Service Desk.

Standard Change
(Service Transition) A pre-approved Change that is low Risk, relatively common and follows a procedure or work instruction. For example password reset or provision of standard equipment to a new employee. Requests For Changes are not required to implement a Standard Change, and they are logged and tracked using a different mechanism, such as a Service Request.

Supplier Management	(Service Design) The process responsible for ensuring that all contracts with suppliers support the needs of the Business, and that all suppliers meet their contractual commitments.
System
A number of related things that work together to achieve an overall objective. For example: A computer System including hardware, software and Applications.; A management System, including multiple processes that are planned and managed together. For example a Quality Management System; A Database Management System or Operating System that includes many software modules that are designed to perform a set of related functions.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
System Management	The part of IT Service Management that focuses on the management of IT Infrastructure rather than process.
Technical Management
(Service Operation) The function responsible for providing technical skills in support of IT Services and management of the IT Infrastructure. Technical Management defines the roles of support groups, as well as the tools, processes and procedures required.

Technical Service	Synonym for Infrastructure Service.
Test	(Service Transition) An activity that verifies that a Configuration Item, IT Service, process, etc. meets its specification or agreed requirements.
Test Environment	(Service Transition) A controlled Environment used to Test Configuration Items, Builds, IT Services, Processes etc.
Threshold
The value of a Metric which should cause an Alert to be generated, or management action to be taken. For example "Priority1 Incident not solved within 4 hours", "more than 5 soft disk errors in an hour", or "more than 10 failed changes in a month".

Transition Planning and Support
(Service Transition) The process responsible for planning all Service transition processes and co-ordinating the resources that they require. These Service Transition Processes are Change Management, Service Asset and Configuration Management, Release and Deployment Management, Service Validation and Testing, Evaluation, and Knowledge Management.

Urgency
(Service Transition) (Service Design) A measure of how long it will be until an Incident, Problem or Change has a significant Impact on the Business. For example a high Impact Incident may have low Urgency, if the Impact will not affect the Business until the end of the financial year. Impact and Urgency are used to assign Priority.

Validation
(Service Transition) An activity that ensures a new or changed IT Service, process, plan, or other Deliverable meets the needs of the Business. Validation ensures that Business requirements are met even though these may have changed since the original Design.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ITIL Term	Definition
Workaround
(Service Operation) Reducing or eliminating the Impact of an Incident or Problem for which a full Resolution is not yet available. For example by restarting a failed Configuration Item. Workarounds for Problems are documented in Known Error Records. Workarounds for Incidents that do not have associated Problem Records are documented in the Incident Record.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.1 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.1

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.1-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.1-A
IT SERVICE CONTINUITY PLAN

This document is intentionally left blank.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.1-B to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.1-B
BUSINESS CONTINUITY PLAN

This document is intentionally left blank.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.1-C to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.1-C
DATA AND PHYSICAL SECURITY PROCEDURES

This document is intentionally left blank.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.1-D to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ATTACHMENT 2.1-D

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR ATTACHMENT 2.1-D

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.1-E to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.1-E
PRIORITY LEVELS

1.0	PRIORITY LEVELS

This Exhibit 2.1-E will be created during Transition and Transformation to define the Priority Levels.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.2 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.2

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.3 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.3

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.4 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.4

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.5 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.5

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.6 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.6

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.6-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.6-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.6-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 2.7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 2.7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 2.7

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-B to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-B

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-B

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-C to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-C

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-C

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-D to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-D

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-D

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-E to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-E
MEASURE TOOLS METHODS

INTRODUCTION

This Exhibit 3-E to Exhibit 3 (Service Levels) defines the pre-approved tools and methodologies that the Provider shall utilize to monitor and report on the fulfillment of the Service Levels and reporting commitments.

1.0	Current Tools in use at Customer (THE PARTIES RECOGNIZE THAT SUCH TOOL(S) MAY BE UPDATED OR CHANGED FROM TIME TO TIME DURING THE TERM)

Customer requires the use of the following methodology and tools in regard to the measurement and reporting of this Service Level:

1.	[***] – A tool currently utilized to measure distributed transactional monitoring, availability and response time

2.	[***] – A tool currently utilized to measure Network performance and availability.

3.	[***] – A tool currently utilized to measure Application response time.

2.0	OTHER TOOLS TO BE UTILIZED BY PROVIDER (THE PARTIES RECOGNIZE THAT SUCH TOOL(S) MAY BE UPDATED OR CHANGED FROM TIME TO TIME DURING THE TERM)

Customer requires the use of the following methodology and tools in regard to the measurement and reporting of this Service Level:

1.	[***]

2.	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-F to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-F
SEVERITY LEVELS

1.0	SEVERITY LEVELS – INTRODUCTION

This Section sets forth qualitative descriptions of Severity Levels associated with the Services. Severity Levels are used to categorize a problem associated with the Services based on the potential impact of the problem to Customer.

There may be different Service Levels associated with the resolution of a problem based on the assigned Severity Level.

1.1	Severity Level 1

A problem will be assigned as “Severity Level 1” if the problem is characterized by the following:

 “Severity Level 1” shall mean: (a) a System, network, or critical Application is down, or experiencing substantial functionality and/or performance    degradation without  a Workaround and is impacting a group of Authorized Users during business hours, (b) a real or perceived data loss or data corruption making an essential part of the production system unusable, or (c) the inability to use a mission critical application within a production system. The term “Workaround” means a practicable alternative method of accomplishing the restoration of the system function that is otherwise unavailable.

1.2	Severity Level 2

A problem will be assigned as “Severity Level 2” if the problem is characterized by the following:

“Severity Level 2” shall mean a problem or request that involves; (a) an Authorized User or Authorized Users who cannot do their work that results in some business impact, or (b) a function being unavailable and such function is required for a secondary business process during business hours, (c) the functionality of the software on a production system is adversely affected, but can be circumvented, or (d) certain functions within the software on a production system are disabled, but the Software remains operable.

1.3	Severity Level 3

A problem will be assigned as “Severity Level 3” if the problem is characterized by the following:

“Severity Level 3” shall mean a problem or request that involves an incident that results in a moderate business impact for a production system or development system where customer experiences no loss of service and the incident has no significant effect on the usability of the software or system. There may be an automated or manual contingency plan that allows those affected to achieve a level approaching normal service delivery during the event. This level is typically used for questions, comments and enhancement requests.

1.4	Severity Level 4

A problem will be assigned as “Severity Level 4” if the problem is characterized by the following:

“Severity Level 4” shall mean a problem or request that involves; (a) an incident that results in a minimal business impact for a production system or development system where customer experiences no loss of service and the incident has no significant effect on the usability of the software or system, or (b) Projects considered non-critical to company work functions including scheduled upgrades and enhancements.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-F to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

1.5	Severity Level 5

A problem will be assigned as “Severity Level 5” if the problem is characterized by the following:

“Severity Level 5” shall mean a problem or request that involves an incident that does not affect normal service delivery for the Customer, environment or business operation.  This Level includes issues with the potential to cause impact if not proactively addressed, and those that began as a higher severity level due to potential impact, but were resolved prior to causing actual impact. This level also includes incident tickets waiting on required components, information, and/or vendor response.  Once requirements have been resolved; the ticket is reassigned a new priority of 1, 2 or 3 depending on the criticality of the issue.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 3-G to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 3-G

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 3-G

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 4 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 4-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Dollar Thrifty Automotive Group

Exhibit 4-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Attachment 4-B to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

DOLLAR THRIFTY AUTOMOTIVE GROUP

Attachment 4-B

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR ATTACHMENT 4-B

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 4-C to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 4-C
FINANCIAL BASE CASE

This document is intentionally left blank.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Attachment 4-D to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

DOLLAR THRIFTY AUTOMOTIVE GROUP

Attachment 4-D

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR ATTACHMENT 4-D

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 4-E to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

Dollar Thrifty Automotive Group

REQUEST FOR PROPOSAL

Exhibit 4-E

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 4-E

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 5 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 5

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 5-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 5-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 5-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 5-B to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 5-B

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 5-B

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 5-C to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 5-C

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 5-C

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 6 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 6
GOVERNANCE MODEL

1.0	INTRODUCTION

This Exhibit 6 and the following associated Exhibits:  Exhibit 6-A (Governance Committees and Members) and Exhibit 6-B (Policy and Procedures Manual) set out the Customer and Provider specific operating model and Governance structure for the Agreement; the organization that will be deployed by the Parties; the Governance team roles and responsibilities of both Parties; the service management and Governance Processes used by both Parties to manage the Services; and the Governance meetings (including type, content, and frequency) to maintain a healthy and productive working relationship.

Customer and Provider will work together to define this Governance Model within the first ninety (90) days after the Effective Date.

Updates to Exhibit 6 and sub-Exhibits after the initial Governance Model delivery will be made under separate letter between Customer and Provider.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 6-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 6-A
GOVERNANCE COMMITTEES AND MEMBERS

1.0           INTRODUCTION

This document includes the committee relationships and membership relating to Governance of the Agreement.  Both Customer and Provider will complete this Exhibit within ninety (90) after the Effective Date.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 6-B to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 6-B
POLICY AND PROCEDURES MANUAL

1.0	INTRODUCTION

A Policy and Procedures Manual will be jointly developed in accordance with the Transition and Transformation Plan.

The responsibilities of the Provider and Customer will be clearly indicated within the document (including specific responsibilities by job title or function). The manual will be used jointly by the Parties to assist with overall coordination and communication regarding the Agreement.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 7

CUSTOMER LOCATIONS

This Exhibit sets out the Customer Locations that are In-Scope under the Agreement as of the Effective Date.

United States Locations: Addresses show in the attached table and executive home offices as mutually agreed by the Parties.
Upon Notice from Customer from time to time, Provider will provide the Services to U.S. Locations not listed in this Exhibit, so long as the Notice is provided at least 30 days in advance of the commencement of the requested Services.       If, following discussion between Provider and Customer, it is determined that the new location has unique requirements that may be subject to Variable Services, the Parties will address the unique requirements through the Contract Change Process.

International Locations:
Ontario, Canada:
Address:  Dollar, 6750 Mississauga Road, Mississauga, ON L5N 2L3, Canada.
Ontario Routers:  Support at this site is limited to support for the router that that resides in Mississauga Ontario Canada location.  Any connection to the router and  from  the point HP supports is the responsibility of Dollar Canada. Dollar Canada supports the network and all attached devices.

London England:
Address:  Dollar Thrifty Europe Ltd, 9-11 Grosvenor Gardens, London SW1W0BD
London UK Servers:  Support at this site is limited to: London UK Server Support – HP provides remote configuration and software management  support for three servers (domain controller, Exchange, and file server) and laptops/desktop located in the London UK location.  Hardware support is supplemented by a local DTG vendor.  DTG Servers:  DTGUKDC1, DTGUKEX1 and DTGFS1

Additions or deletions to International locations will be made in accordance with the Contract Change Process

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC
Alpha Name	City Code	Status	Location Description	Location Type	Open Date	Address Line 1	Address Line 2	City	State	Country	Zip Code	Prefix	Phone Number
DTG OPERATIONS INC	MOB	O	MOBILE IN TERMINAL	IN	7/17/2007	8400 AIRPORT BLVD		MOBILE	AL	US	36695	251	633-7357
DTG OPERATIONS INC	MOB	O	MOBILE IN TERMINAL	IN	7/17/2007	8400 AIRPORT BLVD		MOBILE	AL	US	36695	251	634-4991
DTG OPERATIONS INC	PHX	O	PHOENIX	IN	8/1/2006	1620 E RENTAL CAR WAY		PHOENIX	AZ	US	85034
DTG OPERATIONS INC	PHX	O	SKY HARBOUR AIRPORT	IN	10/1/1998	1722 E RENTAL CAR WAY		PHOENIX	AZ	US	85034	602	567-9710
DTG OPERATIONS INC	PHXN54	O	PHOENIX	SUB	8/1/2006	5044 W CACTUS ROAD	SUITE C	PHOENIX	AZ	US	85304	602	298-2319
DTG OPERATIONS INC	SCFC01	O	SCOTTSDALE CHAPARALL SUITES	HOT	9/12/2001	5001 N SCOTTSDALE ROAD	CHAPARRAL SUITES HOTEL	SCOTTSDALE	AZ	US	85250	480	945-3196
DTG OPERATIONS INC	TUS	O	TUCSON IN TERMINAL	IN	7/1/1991	7275 S TUCSON BLVD #175		TUCSON	AZ	US	85706	520	434-0288
DTG OPERATIONS INC	TUS	O	TUCSON	OOF	6/1/2003	2340 E ELVIRA RD		TUCSON	AZ	US	85706	520	434-0288
DTG OPERATIONS INC	BRG	O	BURLINGAME CITY WIDE	CW	9/18/2000	1815 OLD BAYSHORE HIGHWAY		BURLINGAME	CA	US	94010	650	259-0355
DTG OPERATIONS INC	FAT	O	FRESNO IN TERMINAL	IN	11/1/1993	5175 E. CLINTON WAY		FRESNO	CA	US	93727	559	458-7237
DTG OPERATIONS INC	LAX	O	LOS ANGELES	IN	11/1/2004	5440 W CENTURY BLVD	LOS ANGELES INTL APO	LOS ANGELES	CA	US	90045	310	410-5400
DTG OPERATIONS INC	LAX	O	LOS ANGELES INT'L AIRPORT	IN	6/1/1970	LOS ANGELES INT'L AIRPORT	5630 ARBOR VITAE STREET	LOS ANGELES	CA	US	90045	310	410-5400
DTG OPERATIONS INC	OAK	O	OAKLAND	IN	2/7/2001	7600 EARHART ROAD	OAKLAND INTERNATIONAL APO	OAKLAND	CA	US	94621	510	568-9989
DTG OPERATIONS INC	OAK	O	OAKLAND IN TERMINAL	IN	5/1/1977	7600 EARHART ROAD	OAKLAND INT'L AIRPORT	OAKLAND	CA	US	94621	510	568-9909
DTG OPERATIONS INC	ONT	O	ONTARIO	IN	8/1/2003	3450 EAST AIRPORT DR SUITE 200	ONTARIO INTL AIRPORT	ONTARIO	CA	US	91764	909	988-8581 x 2232
DTG OPERATIONS INC	ONT	O	ONTARIO IN TERMINAL	IN	9/30/1998	3450 E AIRPORT DR #200	ONTARIO INTL AIRPORT	ONTARIO	CA	US	91764	909	390-2438 x 2221
DTG OPERATIONS INC	PSP	O	PALM SPRINGS INT'L APO	IN	7/1/2006	3400 TAHQUITZ WAY	PALM SPRINGS INT'L APO	PALM SPRINGS	CA	US	92262	760	325-7334
DTG OPERATIONS INC	PSP	O	PALM SPRINGS IN TERMINAL	IN	11/1/1993	3400 TAHQUITZ WAY	PALM SPRINGS INT'L APO	PALM SPRINGS	CA	US	92262	760	325-7334
DTG OPERATIONS INC	SAN	O	SAN DIEGO	IN	11/1/2004	1120 W LAUREL STREET		SAN DIEGO	CA	US	92101	619	515-0978
DTG OPERATIONS INC	SAN	O	SAN DIEGO OFF AIRPORT	OOF	8/1/1993	2499 PACIFIC HWY		SAN DIEGO	CA	US	92101	619	696-1372
DTG OPERATIONS INC	SFD	O	SAN FRANCISCO DOWNTOWN	DWT	5/1/1977	364 O'FARRELL ST		SAN FRANCISCO	CA	US	94005	415	771-5302
DTG OPERATIONS INC	SFO	O	SAN FRANCISCO IN TERMINAL	IN	5/1/1977	780 MCDONNELL ROAD		SAN FRANCISCO	CA	US	94128	650	244-4131
DTG OPERATIONS INC	SFO	O	SAN FRANCISCO	OON	5/22/2001	780 MCDONNELL ROAD SFIA	SAN FRANCISCO AIRPORT	SAN FRANCISCO	CA	US	94128	650	244-4131
DTG OPERATIONS INC	SFOC02	O	SAN FRANCISCO-UNION	SUB	5/22/2001	364 O'FARRELL STREET		SAN FRANCISCO	CA	US	94005	415	771-5302
DTG OPERATIONS INC	SFOC03	O	SAN FRANCISCO SHERATON	HOT	11/14/2003	2500 MASON STREET		SAN FRANCISCO	CA	US	94133	415	771-5302
DTG OPERATIONS INC	SJC	O	SAN JOSE	IN	3/11/2005	2300 AIRPORT BLVD SUITE #110	SAN JOSE INTL AIRPORT	SAN JOSE	CA	US	95112	408	999-6561
DTG OPERATIONS INC	SJC	O	SAN JOSE AIRPORT	IN	1/1/1985	1659 Airport Blvd.		SAN JOSE	CA	US	95110	408	999-6561
DTG OPERATIONS INC	SMF	O	SACRAMENTO	IN	7/1/2001	6400 MCNAIR CIRCLE		SACRAMENTO	CA	US	95837	916	569-2881
DTG OPERATIONS INC	SNA	O	JOHN WAYNE AIRPORT	IN	11/15/2004	JOHN WAYNE AIRPORT	18601 AIRPORT WAY S-71	SANTA ANA	CA	US	92707	949	251-9822
DTG OPERATIONS INC	SNAW02	O	NEWPORT BEACH	OOF	11/15/2004	3500 IRVINE AVE		NEWPORT BEACH	CA	US	92660	949	442-0700
DTG OPERATIONS INC	ASE	O	ASPEN OFF AIRPORT	IN	1/20/2004	0233 AIRPORT ROAD	ASPEN PITKEN COUNTY APO	ASPEN	CO	US	81611	970	920-2008
DTG OPERATIONS INC	DEN	O	DENVER	IN	3/7/2002	7705 CATAWBA CT.	DENVER INT'L APO	DENVER	CO	US	80249	303	317-0598
DTG OPERATIONS INC	DEN	O	DENVER IN TERMINAL	IN	5/16/1998	23520 E. 78TH AVE	DENVER INTL AIRPORT	DENVER	CO	US	80112	303	317-0598
DTG OPERATIONS INC	BDL	O	BRADLEY INTERNATIONAL AIRPORT	IN	11/1/2003	580 SPRING STREET		WINDSOR LOCKS	CT	US	06096	860	623-8214
DTG OPERATIONS INC	DCA	O	ARLINGTON-WASHINGTON REAGAN INT'L APO	IN	3/7/2002	WASHINGTON REAGAN NATIONAL APO	PARKING GARAGE A SOUTH PARK BLDG	WASHINGTON	DC	US	20001	703	412-9356 X230
DTG OPERATIONS INC	DCA	O	WASHINGTON-NATIONAL IN TERMINAL	IN	1/1/1991	WASHINGTON REAGAN NATIONAL APO	SOUTH PARK BUILDING	WASHINGTON	DC	US	20001	866	434-2226
DTG OPERATIONS INC	APF	O	NAPLES AIRPORT	IN	10/1/2006	560 TERMINAL DRIVE		NAPLES	FL	US	34104	239	213-1671
DTG OPERATIONS INC	APF	O	NAPLES AIRPORT	IN	3/1/2003	560 TERMINAL DRIVE		NAPLES	FL	US	34104	239	213-1400
DTG OPERATIONS INC	DAB	O	DAYTONA BEACH	IN	7/2/2004	700 CATALINA DRIVE SUTIE 101		DAYTONA BEACH	FL	US	32114	386	253-8003
DTG OPERATIONS INC	DAB	O	DAYTONA BEACH INTERNATIONAL AIRPORT	IN	3/1/2003	700 CATALINA DR SUITE 101		DAYTONA BEACH	FL	US	32114	386	253-8003
DTG OPERATIONS INC	EYW	O	KEY WEST	IN	7/1/2004	3495 S ROOSEVELT BLVD		KEY WEST	FL	US	33040	305	294-8644
DTG OPERATIONS INC	EYW	O	KEY WEST IN TERMINAL	IN	3/1/2003	3495 S ROOSEVELT BLVD		KEY WEST	FL	US	33040	305	296-9921
DTG OPERATIONS INC	EYWC51	O	BOCA CHICA NAVEL BASE	MON	7/1/2004	US HWY 1	BOCA CHICA NAVAL AIR STN	KEY WEST	FL	US	33040	305	797-1400
DTG OPERATIONS INC	FLL	O	FT LAUDERDALE	IN	9/1/2003	600 TERMINAL DRIVE		FORT LAUDERDALE	FL	US	33315	954	37-8570
DTG OPERATIONS INC	FLL	O	FT LAUDERDALE IN TERMINAL	IN	3/1/2003	1425 S PERIMETER RD		DANIA	FL	US	33004	954	377-8550
DTG OPERATIONS INC	FLLC09	O	FT LAUDERDALE	SUB	9/1/2003	2400 MIAMI ROAD		FT LAUDERDALE	FL	US	33316	954	463-2958X225
DTG OPERATIONS INC	FLLC19	O	FORT LAUDERDALE PORT EVERGLADES	SUB	7/1/2008	2400 MIAMI ROAD		FORT LAUDERDALE	FL	US	33316	954	463-2958X225
DTG OPERATIONS INC	FLLW02	O	LAUDERDALE LAKES/PLANTATION	SUB	9/1/2003	2300 NORTH STATE ROAD 7	SUITE B	LAUDERDALE LAKES	FL	US	33311	954	731-0701
DTG OPERATIONS INC	ISM	O	KISSIMMEE	SUB	3/1/2003	6051 IRlO BRONSON HWY		KISSIMMEE	FL	US	34747	407	397-0612
DTG OPERATIONS INC	ISMC52	O	KISSIMIIEE FL	HOT	10/15/2010	6051 WEST IRLO BRONSON HIGHWAY		KISSIMMEE	FL	US	34747	407	397-2382
DTG OPERATIONS INC	JAX	O	JACKSONVILLE	IN	1/15/2005	2024 RENTAL CAR LANE		JACKSONVILLE	FL	US	32218	904	493-0006
DTG OPERATIONS INC	JAX	O	JACKSONVILLE AIRPORT	IN	3/1/2003	2024 RENTAL CAR LANE		JACKSONVILLE	FL	US	32218	904	741-3950

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC
Alpha Name	City Code	Status	Location Description	Location Type	Open Date	Address Line 1	Address Line 2	City	State	Country	Zip Code	Prefix	Phone Number
DTG OPERATIONS INC	MCO	O	ORLANDO AIRPORT	IN	3/1/2003	9201 AIRPORT BLVD		ORLANDO	FL	US	32827	407	825-3958
DTG OPERATIONS INC	MCO	O	ORLANDO AIRPORT	OOF	5/1/2004	9302 AIRPORT BLVD		ORLANDO	FL	US	32812	407	380-1002
DTG OPERATIONS INC	MCOS01	O	WYNDHAM LAKE BUENA VISTA RESORT	HOT	5/1/2005	1850 HOTEL PLAZA BLVD	GROSVENOR RESORT	LAKE BUENA VISTA	FL	US	32830	407	827-8324
DTG OPERATIONS INC	MIA	O	MIAMI	IN	7/1/2004	3670 NW SOUTH RIVER DR	MIAMI INTL AIRPORT	MIAMI	FL	US	33142	305	894-5021
DTG OPERATIONS INC	MIA	O	MIAMI AIRPORT	IN	3/1/2003	3670 NW SOUTH RIVER DR	MIAMI INT'L AIRPORT	MIAMI	FL	US	33142	305	894-5021
DTG OPERATIONS INC	MIAC02	O	MOSAIC SOUTH BEACH BLDG.	HOT	3/1/2003	3801 COLLINS AVE.	MOSAIC SOUTH BEACH BLDG.	MIAMI BEACH	FL	US	33140	305	894-5021
DTG OPERATIONS INC	MIAC52	O	MIAMI BEACH SOUTH	SUB	7/1/2004	1520 COLLINS AVE		MIAMI	FL	US	33139	305	894-5021
DTG OPERATIONS INC	MIAN01	O	THUNDERBIRD HOTEL	HOT	3/1/2003	18401 COLLINS AVENUE	THUNDERBIRD HOTEL	MIAMI BEACH	FL	US	33160	305	894-5021
DTG OPERATIONS INC	MIAN04	O	N. MIAMI	SUB	7/1/2004	17800 BISCAYNE BLVD		AVENTURA	FL	US	33160	305	894-5021
DTG OPERATIONS INC	MIAN06	O	HIALEAH HOTEL	HOT	7/1/2004	16211 N W 57TH AVE		HIALEAH	FL	US	33014	305	894-5021
DTG OPERATIONS INC	MIAP01	O	PORT OF MIAMI	OON	3/1/2003	1601 BISCAYNE BLVD		MIAMI	FL	US	33132	305	894-5021
DTG OPERATIONS INC	MIAP52	O	PORT OF MIAMI	SUB	9/17/2004	1601 BISCAYNE BLVD		MIAMI	FL	US	33132	305	894-5021
DTG OPERATIIONS INC	MIAS01	O	TAVERNIER	SUB	7/1/2010	91831 OVERSEAS HWY		TAVERNIER	FL	US	33070	305	894-5022
DTG OPERATIONS, INC.	MLBC01	O	MELBOURNE	SUB	1/1/2008	6799 N ATLANTIC AVE		CAPE CANAVERAL	FL	US	32920	321	799-2620
DTG OPERATIONS INC	MLBC52	O	CAPE CANAVERAL	SUB	1/15/2005	6799 N ATLANTIC AVE		CAPE CANAVERAL	FL	US	32920	321	783-2600
DTG OPERATIONS INC	ORLC56	O	ORLANDO DOUBLETREE RESORT	HOT	5/1/2004	10100 INTERNATIONAL DRIVE	DOUBLETREE RESORT	ORLANDO	FL	US	32821	407	370-0444
DTG OPERATIONS INC	ORLO03	O	JET PORT	OOF	3/1/2003	2510 JETPORT DRIVE		ORLANDO	FL	US	32827	407	583-8000
DTG OPERATIONS INC	ORLS02	O	INTERNATIONAL PALMS RESORT/CONFERENCE	HOT	3/1/2003	6515 INTERNATIONAL DRIVE	HOLIDAY INN INT'L HOTEL	ORLANDO	FL	US	32819	407	226-1097
DTG OPERATIONS INC	PBI	O	WEST PALM BEACH	IN	7/1/2004	2600 TURNAGE BLVD		W PALM BEACH	FL	US	33406	561	686-7253
DTG OPERATIONS INC	PBI	O	WEST PALM BEACH IN TERMINAL	IN	4/1/1993	2600 TURNAGE BLVD	IN TERMINAL	WEST PALM BEACH	FL	US	33406	561	686-3300
DTG OPERATIONS INC	PBIS02	O	DELRAY BEACH	SUB	7/1/2004	2605 S FEDERAL HWY		DELRAY BEACH	FL	US	33483	561	278-1128
DTG OPERATIONS INC	PIES01	O	ST PETE BEACH	SUB	4/1/1993	5005 GULF BLVD	ST PETE SOUTH	ST PETERSBURG	FL	US	33706	727	367-3779
DTG OPERATIONS INC	PIET01	O	CLEARWATER ST PETE AIRPORT	OOF	4/1/1993	3535 ULMERTON ROAD	HOLIDAY INN	CLEARWATER	FL	US	33762	727	573-1507
DTG OPERATIONS INC	PNS	O	PENSACOLA	IN	7/1/2006	2430 AIRPORT BLVD		PENSACOLA	FL	US	32504	850	477-5553
DTG OPERATIONS INC	PNS	O	PENSACOLA AIRPORT	IN	1/1/2002	2430 AIRPORT BLVD		PENSACOLA	FL	US	32504	850	474-9000
DTG OPERATIONS INC	PPMC01	O	POMPANO BEACH	SUB	9/1/2003	3400 N FEDERAL HWY		LIGHTHOUSE POINT	FL	US	33064	954	784-3889
DTG OPERATIONS INC	RSW	O	FORT MYERS	IN	4/1/2004	11009 TERMINAL ACCESS RD	IN TERMINAL	FORT MYERS	FL	US	33913	239	337-9656 X200
DTG OPERATIONS INC	RSW	O	FT MYERS AIRPORT	IN	3/1/2003	11009 TERMINAL ACCESS ROAD	IN TERMINAL	FT MYERS	FL	US	33913	239	337-9646
DTG OPERATIONS INC	SFB	O	SANFORD	IN	5/15/2005	2100 RED CLEVELAND BLVD		SANFORD	FL	US	32773	407	320-9946
DTG OPERATIONS INC	SFB	O	SANFORD AIRPORT	IN	3/1/2003	2100 RED CLEVELAND BLVD		SANFORD	FL	US	32773	407	324-1314
DTG OPERATIONS INC	SFBP01	O	SANFORD WELCOME CENTER	SON	1/1/2004	TWO RED CLEVELAND BLVD		SANFORD	FL	US	32773	407	323-1314
DTG OPERATIONS INC	SRQ	O	SARASOTA	IN	11/1/2005	6000 AIRPORT CIRCLE	IN TERMINAL	SARASOTA	FL	US	34243	941	355-2996
DTG OPERATIONS INC	SRQ	O	SARASOTA INTERNATIONAL AIRPORT	IN	4/1/1993	1150 RENTAL CAR ROAD	SARASATO/BRADENTOWN INT'L APO	SARASOTA	FL	US	34243	941	355-2996
DTG OPERATIONS INC	TLH	O	TALLAHASSEE AIRPORT	IN	2/1/2010	3300 CAPITAL CIRCLE S W		TALLAHASSEE	FL	US	32310
DTG OPERATIONS INC	TLH	O	TALLAHASSEE AIRPORT	IN	1/3/2003	3300 CAPITAL CIRCLE SW		TALLAHASSEE	FL	US	32310	850	575-4255
DTG OPERATIONS INC	TPA	O	TAMPA INTL AIRPORT	IN	7/1/2004	5503 WEST SPRUCE STREET	TAMPA INTL APO	TAMPA	FL	US	33607	813	348-0607
DTG OPERATIONS INC	TPA	O	TAMPA AIRPORT	IN	3/1/2003	5503 WEST SPRUCE STREET	TAMPA INTL APO	TAMPA	FL	US	33607	813	396-3640
DTG OPERATIONS INC	ATL	O	ATLANTA	IN	8/1/2003	2300 RENTAL CAR CENTER DRIVE PARKWAY		COLLEGE PARK	GA	US	30337	404	305-2750
DTG OPERATIONS INC	ATL	O	ATLANTA COLLEGE PARK	IN	9/1/2000	2300 RENTAL CAR CENTER DRIVE PARKWAY		COLLEGE PARK	GA	US	30337	404	305-2700
DTG OPERATIONS INC	ATLC03	O	ATLANTA	DWT	8/1/2003	221 PEACHTREE CENTER AVE		ATLANTA	GA	US	30303	404	524-2843
DTG OPERATIONS INC	ATLC11	O	COLLEGE PARK	SUB	11/10/2009	4003 MAIN STREET		COLLEGE PARK	GA	US	30337	404	209-2960
DTG OPERATIONS INC	ATLC61	O	COLLEGE PARK	SUB	11/10/2009	4100 GLOBAL GATEWAY CONNECTOR		COLLEGE PARK	GA	US	30337	404	209-2960
DTG OPERATIONS INC	ATLPRO	O	ATLANTA PRODUCTIONS	SUB	1/18/2009	221 PEACHTREE CENTER AVE NE		ATLANTA	GA	US	30303
DTG OPERATIONS INC	MCNS51	O	WARNER ROBINS SUBURBAN	SUB	5/15/2007	102 SOUTH WATSON ROAD		WARNER ROBINS	GA	US	31093	770	587-9118
DTG OPERATIONS INC	HNL	O	HONOLULU IN TERMINAL	IN	10/31/1995	452 KALEWA STREET		HONOLULU	HI	US	96819	808	831-2331
DTG OPERATIONS INC	HNL	O	HONOLULU	OOF	2/1/2003	3147 N NIMITZ HWY		HONOLULU	HI	US	96819	808	831-2277
DTG OPERATIONS INC	HNLC01	O	HALEKULANI HOTEL	HOT	1/2/1997	2199 KALIA ROAD		HONOLULU	HI	US	96815	808	952-4206
DTG OPERATIONS INC	HNLC02	O	HALE KOA HOTEL	HOT	1/2/1997	2055 KALIA ROAD	HALE KOA HOTEL	HONOLULU	HI	US	96815	808	952-4391
DTG OPERATIONS INC	HNLC03	O	HAWAIAN REGENT HOTEL	HOT	1/2/1997	2490 KALAKAUA AVE	MARRIOTT WAIKIKI BEACH	HONOLULU	HI	US	96815	808	952-4237
DTG OPERATIONS INC	HNLC04	O	KALAKAUA AVENUE	CW	9/18/2000	2002 KALAKAUA AVE		HONOLULU	HI	US	96815	808	952-4264
DTG OPERATIONS INC	HNLC59	O	KALAKAUA	HOT	9/20/2008	2002 KALAKAUA AVE	LLIHAI RENAISSANCE HOTEL	WAIKIKI	HI	US	96815	808	973-4400
DTG OPERATIONS INC	ITO	O	HILO	IN	7/1/2004	HILO INT'L AIRPORT	GENERAL LYMAN FIELD	HILO	HI	US	96720	808	961-6050
DTG OPERATIONS INC	ITO	O	HILO IN TERMINAL	IN	10/31/1995	HILO INT'L APO		HILO	HI	US	96720	808	961-6050

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC
Alpha Name	City Code	Status	Location Description	Location Type	Open Date	Address Line 1	Address Line 2	City	State	Country	Zip Code	Prefix	Phone Number
DTG OPERATIONS INC	JHM	O	KAANAPALI CITYWIDE	CW	10/31/1995	20 C HALAWAI DRIVE		LAHAINA	HI	US	96761	808	667-2651
DTG OPERATIONS INC	KOA	O	KAILUA	IN	7/1/2004	KEAHOLE AIRPORT	PO BOX 1660	KONA	HI	US	96745	808	329-2745
DTG OPERATIONS INC	KOA	O	KAILUA-KONA	IN	10/31/1995	KEAHOLE AIRPORT	PO BOX 2548	KAILUA-KONA	HI	US	96740	808	329-3162
DTG OPERATIONS INC	KOAN01	O	FAIRMONT ORCHID	HOT	6/1/2006	ONE NORTH KANIKU DRIVE	FAIRMONT ORCHID	KOHALA COAST	HI	US	96743	808	885-0706
DTG OPERATIONS INC	KOAN02	O	KONA KING KAMEHAMEHA HOTEL	HOT	5/1/2005	75-5660 PALANI ROAD		KAILUA	HI	US	96740	808	329-2745
DTG OPERATIONS INC	KOAP53	O	KAILUA-KONA CRUISE SHIP PICKUP	OOF	8/8/2006	73 KUPIPI ST		KAILUA-KONA	HI	US	96740	808	334-1944
DTG OPERATIONS INC	LIH	O	LIHUE	IN	7/1/2004	3120 OIHANA STREET		LIHUE	HI	US	96766	808	245-3652
DTG OPERATIONS INC	LIH	O	LIHUE/KUAUI IN TERMINAL	IN	10/31/1995	3273 HO'OLIMALIMA PLACE		LIHUE	HI	US	96766	808	245-3651 X226
DTG OPERATIONS INC	LIHC01	O	KOLOA SHERATON KAUAI	HOT	5/1/2002	2440 HOONANI ROAD	SHERATON KAUAI	KOLOA	HI	US	96756	808	245-7283
DTG OPERATIONS INC	OGG	O	KAHULUI	IN	7/1/2004	740 KAONAWAI ST	KAHULUI INTL APO	KAHULUI	HI	US	96732	808	877-7208
DTG OPERATIONS INC	OGG	O	KAHULUI AIRPORT	IN	10/31/1995	946 MOKUEA PLACE		KAHULUI	HI	US	96732	808	877-2732 X211
DTG OPERATIONS INC	DSM	O	DES MOINES IA AIRPORT	IN	8/1/2010	5800 FLEUR DRIVE		DES MOINES	IA	USA	50321	847	928-2000 X209
DTG OPERATIONS INC	DSM	O	DES MOINES IA AIRPORT	IN	8/1/2010	5800 FLEUR DRIVE		DES MOINES	IA	USA	50321	847	928-2000 X209
DTG OPERATIONS INC	BOI	O	BOISE	IN	11/13/2004	3201 AIRPORT WAY		BOISE	ID	US	83705	208	381-0254
DTG OPERATIONS INC	BOI	O	BOISE	IN	11/13/2004	3210 AIRPORT WAY		BOISE	ID	US	83705	208	381-0254
DTG OPERATIONS INC	BOIC02	O	BOISE	OOF	11/13/2004	2393 AIRPORT WAY		BOISE	ID	US	83705	208	342-7795
DTG OPERATIONS INC	MDW	O	CHICAGO MIDWAY	IN	9/1/2004	5700 S CICERO AVE	CHICAGO MIDWAY AIRPORT	CHICAGO	IL	US	60638	773	582-8013
DTG OPERATIONS INC	MDW	O	CHICAGO-MIDWAY IN TERMINAL	IN	11/21/1990	5700 S CICERO AVE	MIDWAY REGIONAL AIRPORT	CHICAGO	IL	US	60638	773	838-5650 X2228
DTG OPERATIONS INC	ORD	O	CHICAGO O'HARE	IN	9/1/2004	C/O 3901 N MANHEIM ROAD	CHICAGO O'HARE AIRPORT	SCHILLER PARK	IL	US	60176	847	928-2000
DTG OPERATIONS INC	ORD	O	CHICAGO O'HARE AIRPORT	IN	11/21/1990	PO BOX 66181	IN TERMINAL	CHICAGO	IL	US	60666	847	928-2000
DTG OPERATIONS INC	ICT	O	WICHITA KANSAS AIRPORT	IN	12/1/2007	2292 S AIRPORT ROAD		WICHITA	KS	US	67209	316	946-4403
DTG OPERATIONS INC	ICT	O	WICHITA KANSAS AIRPORT	IN	12/1/2007	2292 S AIRPORT ROAD		WICHITA	KS	US	67209	316	946-4403
DTG OPERATIONS INC	CVG	O	CINCINNATI	IN	5/1/2006	3114 LOOMIS ROAD	CINCINNATI/NORTHERN KENTUCKY INTL APO	HEBRON	KY	US	41048	859	689-5200
DTG OPERATIONS INC	CVG	O	CINCINNATI IN TERMINAL	IN	11/12/1990	3114 LOOMIS ROAD	CINCINNATI/NORTHERN KENTUCKY INTL APO	HEBRON	KY	US	41048
DTG OPERATIONS INC	SDF	O	LOUISVILLE IN TERMINAL	IN	6/1/2007	600 TERMINAL DRIVE	LOUISVILLE INTL AIRPORT	LOUSIVILLE	KY	US	40209	502	375-0681
DTG OPERATIONS INC	SDF	O	LOUISVILLE	IN	4/15/2002	600 TERMINAL DRIVE #3		LOUISVILLE	KY	US	40209	502	375-0681
DTG OPERATIONS INC	SDFC55	O	LOUISVILLE DOWNTOWN	DWT	6/1/2007	3700 CRITTENDEN DR		LOUISVILLE	KY	US	40209	502	367-2277
DTG OPERATIONS INC	MSY	O	KENNER	IN	4/29/2005	1675 AIRLINE DR		KENNER	LA	US	70062	504	467-2286 X4
DTG OPERATIONS INC	MSY	O	KENNER	IN	1/28/1993	1675 AIRLINE DRIVE		KENNER	LA	US	70062	504	463-0800
DTG OPERATIONS INC	BOS	O	BOSTON LOGAN INT'L/REVERE-EAST	IN	11/11/2002	40 LEE BURBANK HWY	BOSTON LOGAN APO	REVERE	MA	US	02151	781	289-0002
DTG OPERATIONS INC	BOSW07	O	CAMBRIDGE HOTEL	HOT	11/11/2002	110 MT AUBURN	CAMBRIDGE HOTEL	CAMBRIDGE	MA	US	02138	617	876-2758
DTG OPERATIONS INC	BWI	O	HANOVER	IN	3/7/2002	7410 N NEW RIDGE RD	BALTIMORE INTL APO	HANOVER	MD	US	21076	410	850-7112
DTG OPERATIONS INC	BWI	O	BALTIMORE IN TERMINAL	IN	7/25/1992	7410 NEW RIDGE RD		HANOVER	MD	US	21076	410	850-7112
DTG OPERATIONS INC	GAIC01	O	GAITHERSBURG	SUB	7/1/2007	853 RUSSELL AVE		GAITHERBURG	MD	US	20879	301	740-8984
DTG OPERATIONS INC	WASC04	O	TEMPLE HILL	SUB	12/17/2007	4520A ST BARNABAS RD		TEMPLE HILL	MD	US	20748	571	251-8589
DTG OPERATIONS, INC.	WASC54	O	TEMPLE HILL	SUB	12/17/2007	4520A ST BARNABAS ROAD		TEMPLE HILL	MD	US	20748	443	790-8300
DTG OPERATIONS INC	DTW	O	DETROIT AIRPORT	IN	1/11/1993	334 LUCAS DRIVE	DETROIT METROPOLITAN AIRPORT	DETROIT	MI	US	48242	734	942-4779 X231
DTG OPERATIONS INC	DTW	O	ROMULUS-DETROIT METROPOLITAN APO	OOF	12/11/2003	334 LUCAS DR		DETROIT	MI	US	48242	734	942-4779 X231
DTG OPERATIONS INC	MSP	O	MINNEAPOLIS/ST PAUL AIRPORT	IN	6/23/2010	4300 GLUMACK DRIVE		ST PAUL	MN	US	55111	612	725-6468
DTG OPERATIONS INC	MSP	O	MINNEAPOLIS IN TERMINAL	IN	6/1/2006	4600 GLUMACK DRIVE	MINNEAPOLIS/ST. PAUL AIRPORT	ST PAUL	MN	US	55111	612	725-6459
DTG OPERATIONS INC	MSPC05	O	MINNEAPOLIS ST PAUL HUMPHREY TERMINAL	SUB	8/1/2010	7150 HUMPHREY DRIVE		MINNEAPOLIS	MN	US	55450	612	725-0322
DTG OPERATIONS INC	MSPC55	O	MINNEAPOLIS ST PAUL HUMPHREY TERMINAL	SUB	8/1/2010	7150 HUMPHREY DRIVE		MINNEAPOLIS	MN	US	55450	612	725-0322
DTG OPERATIONS INC	MCI	O	KANSAS CITY AIRPORT	IN	12/1/2007	1 NASSAU CIRCLE		KANSAS CITY	MO	US	64153	816	918-4590

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC
Alpha Name	City Code	Status	Location Description	Location Type	Open Date	Address Line 1	Address Line 2	City	State	Country	Zip Code	Prefix	Phone Number
DTG OPERATIONS INC	MCI	O	KANSAS CITY AIRPORT	IN	1/1/1993	1 NASSAU CIRCLE		KANSAS CITY	MO	US	64153	816	464-4655
DTG OPERATIONS INC	CLT	O	CHARLOTTE AIRPORT	IN	6/1/1991	4216 AIR RAMP ROAD		CHARLOTTE	NC	US	28214	704	359-0760
DTG OPERATIONS INC	CLT	O	CHARLOTTE-DOUGLAS INT'L	OON	2/17/2003	4216 AIR RAMP ROAD	DOUGLAS INTERNATIONAL APO	CHARLOTTE	NC	US	28214	704	359-0760 X235
DTG OPERATIONS INC	CLTC55	O	CHARLOTTE	SUB	1/28/2008	5125 B SOUTH BOULEVARD		CHARLOTTE	NC	US	28217	704	565-5417
DTG OPERATIONS INC	GSO	O	GREENSBORO	IN	1/5/2004	6415 BRYANT BLVD		GREENSBORO	NC	US	27409	336	668-3488
DTG OPERATIONS INC	GSO	O	GREENSBORO IN TERMINAL	IN	2/16/2004	6415 BRYANT BLVD		GREENSBORO	NC	US	27409	336	668-3488
DTG OPERATIONS INC	RDU	O	RALEIGH/DURHAM AIRPORT	IN	3/1/2004	1015 TRADE DRIVE		RALEIGH	NC	US	27623	919	544-6419
DTG OPERATIONS INC	RDU	O	RALEIGH DURHAM	IN	3/1/1991	1009 RENTAL CAR ROAD		RALEIGH	NC	US	27623	919	840-4851
DTG OPERATIONS INC	RDUC52	O	DURHAM CHAPEL HILL	SUB	3/1/2004	2804 DURHAM CHAPEL HILL BLVD		DURHAM	NC	US	27707	919	688-1147
DTG OPERATIONS INC	MHT	O	MANCHESTER	IN	1/13/2003	1 AIRPORT ROAD-140	MANCHESTER AIRPORT	MANCHESTER	NH	US	03103	603	668-0798
DTG OPERATIONS INC	EWR	O	NEWARK OFF AIRPORT	IN	5/15/1991	36 CARSON ROAD	BLDG. #36 STATION # P2	NEWARK	NJ	US	07114	973	824-2263
DTG OPERATIONS INC	ABQ	O	ALBUQUERQUE	IN	11/1/2005	3400 UNIVERSITY BLVD SE SUITE T	ALBUQUERQUE INT'L AIRPORT	ALBUQUERQUE	NM	US	87106	505	842-8733
DTG OPERATIONS INC	LAS	O	LAS VEGAS-MCCARRAN INT'L	IN	11/1/2003	5301 RENT A CAR ROAD		LAS VEGAS	NV	US	89119	702	896-7600
DTG OPERATIONS INC	LAS	O	LAS VEGAS MCCARRAN INTL AIRPORT	IN	9/1/1991	5233 RENT A CAR ROAD		LAS VEGAS	NV	US	89119	702	739-9507
DTG OPERATIONS INC	LASC06	O	LAS VEGAS LUXOR	HOT	10/15/1993	3900 LAS VEGAS BLVD SOUTH	LUXOR HOTEL	LAS VEGAS	NV	US	89109	702	730-5988
DTG OPERATIONS INC	LASC07	O	LAS VEGAS CIRCUS CIRCUS	HOT	12/25/1991	2880 LAS VEGAS BLVD SOUTH	CIRCUS CIRCUS HOTEL	LAS VEGAS	NV	US	89109	702	369-9302
DTG OPERATIONS INC	LASC10	O	LAS VEGAS MIRAGE	HOT	4/1/1993	3400 LAS VEGAS BLVD. SOUTH	MIRAGE HOTEL	LAS VEGAS	NV	US	89109	702	791-7425
DTG OPERATIONS INC	LASC11	O	LAS VEGAS TREASURE ISLAND	HOT	10/27/1993	3300 LAS VEGAS BLVD SOUTH	TREASURE ISLAND	LAS VEGAS	NV	US	89109	702	737-1081
DTG OPERATIONS INC	LASC12	O	LAS VEGAS EXCALIBUR	HOT	12/1/1993	3850 LAS VEGAS BLVD. SOUTH	EXCALIBUR HOTEL	LAS VEGAS	NV	US	89109	702	736-1369
DTG OPERATIONS INC	LASC13	O	LAS VEGAS MGM GRAND	HOT	12/20/1993	3799 LAS VEGAS BLVD. SOUTH	MGM GRAND HOTEL	LAS VEGAS	NV	US	89109	702	891-3012
DTG OPERATIONS INC	LASC14	O	LAS VEGAS MONTE CARLO	HOT	1/21/1996	3700 LAS VEGAS BLVD SOUTH	MONTE CARLO RESORT	LAS VEGAS	NV	US	89109	702	730-7974
DTG OPERATIONS INC	LASC15	O	LAS VEGAS NEW YORK/NEW YORK	HOT	1/2/1997	3790 LAS VEGAS BLVD. SOUTH	NEW YORK ,NEW YORK HOTEL & CASINO	LAS VEGAS	NV	US	89119	702	740-6415
DTG OPERATIONS INC	LASC17	O	LAS VEGAS BELLAGIO	HOT	10/15/1998	3600 LAS VEGAS BLVD SOUTH	BELLAGIO CASINO	LAS VEGAS	NV	US	89109	702	693-8838
DTG OPERATIONS INC	LASC18	O	LAS VEGAS MANDALAY BAY	HOT	3/9/1999	3950 S LAS VEGAS BLVD		LAS VEGAS	NV	US	89119	702	798-0407
DTG OPERATIONS INC	LASC19	O	LAS VEGAS FOUR SEASONS	HOT	3/9/1999	3950 S LAS VEGAS BLVD	FOUR SEASONS	LAS VEGAS	NV	US	89119	702	632-5300
DTG OPERATIONS INC	LASC20	O	LAS VEGAS CITYWIDE	CW	12/13/1999	4775 SWENSON ST		LAS VEGAS	NV	US	89119	702	891-8588
DTG OPERATIONS INC	LASC25	O	LAS VEGAS-SIGNATURE AT MGM	HOT	5/12/2006	145 EAST HARMON AVE	THE SIGNATURE AT MGM	LAS VEGAS	NV	US	89108	702	210-3642
DTG OPERATIONS INC	LASC26	O	MANDARIN ORIENTAL	HOT	12/16/2009	3752 SOUTH LAS VEGAS BLVD		LAS VEGAS	NV	US	89109
DTG OPERATIONS INC	LASC27	O	VDARA	SUB	12/16/2009	2600 WEST HARMON AVE		LAS VEGAS	NV	US	89109	702	7399507 X420
DTG OPERATIONS INC	LASC28	O	LAS VEGAS ARIA RESORT AND CASINO	HOT	12/16/2009	3730 LAS VEGAS BLVD		LAS VEGAS	NV	US	89109
DTG OPERATIONS INC	RNO	O	RENO-TAHOE INTERNATIONAL AIRPORT	IN	10/1/2006	1675 NATIONAL GUARD WAY	RENO INTERNATIONAL AIRPORT	RENO	NV	US	89502	775	329-0096
DTG OPERATIONS INC	RNO	O	RENO AIRPORT	IN	9/1/1991	1675 NATIONAL GUARD WAY	RENO INTERNATIONAL AIRPORT	RENO	NV	US	89502	775	329-0096
DTG OPERATIONS INC	JFK	O	JFK AIRPORT	IN	5/15/1991	312 FEDERAL CIRCLE	JFK IN TERMINAL	JAMAICA	NY	US	11430	866	434-2226
DTG OPERATIONS INC	LGA	O	LA GUARDIA IN TERMINAL	IN	5/15/1991	22-61 94TH STREET		EAST ELMHURST	NY	US	11369	866	434-2226
DTG OPERATIONS INC	NYA	O	MANHATTAN E 22ND ST	DWT	5/15/1991	329 E 22ND STREET	MANHATTAN E 22ND	NEW YORK	NY	US	10010	866	434-2226
DTG OPERATIONS INC	NYC	O	MANHATTAN W 56TH ST	DWT	6/15/1997	263 W 52ND ST	MANHATTAN W 52ND ST	NEW YORK	NY	US	10019	866	434-2226
DTG OPERATIONS INC	NYCC04	O	MANHATTAN CHARLES ST	CW	4/1/2000	99 CHARLES STREET		NEW YORK	NY	US	10014	866	434-2226
DTG OPERATIONS INC	NYCC52	O	MANHATTAN W 83RD ST	DWT	6/1/2004	148 W 83RD ST		NEW YORK CITY	NY	US	10028	877	283-0898
DTG OPERATIONS INC	NYE	O	MANHATTAN E 84TH ST	DWT	5/15/1991	160 E 87TH ST	MANHATTAN E 87TH ST	NEW YORK	NY	US	10028	866	434-2226
DTG OPERATIONS INC	CLE	O	CLEVELAND	IN	12/15/2003	19601 MAPLEWOOD	HOPKINS INT'L APO	CLEVELAND	OH	US	44135	216	433-7084
DTG OPERATIONS INC	CLE	O	CLEVELAND IN TERMINAL	IN	4/25/1997	19727 MAPLEWOOD AVENUE	CLEVELAND HOPKINS AIRPORT	CLEVELAND	OH	US	44135	216	267-3134 X223
DTG OPERATIONS INC	CMH	O	COLUMBUS	IN	8/1/2006	4600 INTERNATIONAL GATEWAY	PORT COLUMBUS INTL APO	COLUMBUS	OH	US	43219	614	239-3287
DTG OPERATIONS INC	CMH	O	COLUMBUS AIRPORT	IN	5/1/1998	4600 INTERNATIONAL GATEWAY	IN TERMINAL	COLUMBUS	OH	US	43219	614	239-3287
DTG OPERATIONS INC	CMHC51	O	COLUMBUS STELZER	OOF	8/1/2006	840 STELZER ROAD		COLUMBUS	OH	US	43219	614	239-3296
DTG OPERATIONS INC	DAY	O	DAYTON OFF AIRPORT	OOF	8/1/2006	2700 WEST NATIONAL ROAD		DAYTON	OH	US	45414	937	898-8000
DTG OPERATIONS INC	DAY	O	DAYTON OFF AIRPORT	OOF	10/1/1993	2700 WEST NATIONAL ROAD		DAYTON	OH	US	45414	937	898-8000 X226
DTG OPERATIONS INC	TUL	O	TULSA	IN	2/16/1982	7727 E. YOUNG SUITE 420		TULSA	OK	US	74115	918	838-9992
DTG OPERATIONS INC	TUL	O	TULSA	IN	2/1/2006	7727 E. YOUNG SUITE 500		TULSA	OK	US	74115	918	838-5237
DTG OPERATIONS INC	PDX	O	PORTLAND	IN	2/1/2007	10800 NE HOLMANN ST	P.O. Box 301099	PORTLAND	OR	US	97294	503	254-6564
DTG OPERATIONS INC	PDXC51	O	PORTLAND N E	OOF	2/1/2007	10800 NE HOLMAN STREET	P.O. Box 301099	PORTLAND	OR	US	97294	503	254-6563
DTG OPERATIONS INC	PHL	O	PHILADELPHIA IN TERMINAL	IN	4/3/1990	PHILADELPHIA INT'L AIRPORT		PHILADELPHIA	PA	US	19153	866	434-2226
DTG OPERATIONS INC	PHL	O	PHILADELPHIA	OOF	6/15/2005	7500 HOLSTEIN AVENUE		PHILADELPHIA	PA	US	19153	215	365-6317

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 7 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC
Alpha Name	City Code	Status	Location Description	Location Type	Open Date	Address Line 1	Address Line 2	City	State	Country	Zip Code	Prefix	Phone Number
DTG OPERATIONS INC	PIT	O	PITTSBURGH	IN	3/1/2007	CAR RENTAL ACCESS ROAD LOT #3		PITTSBURGH	PA	US	15231	412	472-3333
DTG OPERATIONS INC	PIT	O	PITTSBURGH AIRPORT	IN	10/1/1992	CAR RENTAL ACCESS RD LOT #5		PITTSBURGH	PA	US	15231	412	472-3411
DTG OPERATIONS INC	PVD	O	PROVIDENCE	IN	4/1/2006	700 JEFFERSON BLVD		WARWICK	RI	US	02886	401	732-2000
DTG OPERATIONS INC	PVDC52	O	PROVIDENCE-POST ROAD	SUB	10/27/2010	2329 POST ROAD		WARWICK	RI	US	02886	401	732-2000
DTG OPERATIONS INC	PVDS51	O	EAST PROVIDENCE	SUB	7/1/2007	2312 PAWTUCKET AVE		EAST PROVIDENCE	RI	US	02914	401	435-3300
DTG OPERATIONS INC	BNA	O	NASHVILLE	IN	2/1/2006	1 TERMINAL LANE SUITE 312	IN TERMINAL	NASHVILLE	TN	US	37214	615	367-0503
DTG OPERATIONS INC	MEM	O	MEMPHIS	IN	12/4/2003	2600 RENTAL ROAD		MEMPHIS	TN	US	38118-1500	901	346-3161
DTG OPERATIONS INC	MEM	O	MEMPHIS AIRPORT	IN	9/1/2000	2600 RENTAL ROAD		MEMPHIS	TN	US	38118-1500	901	346-3161
DTG OPERATIONS INC	CRP	O	CORPUS CHRISTI	IN	10/15/2004	1000 INTERNATIONAL BLVD	SUITE 640	CORPUS CHRISTI	TX	US	78406	361	289-0042
DTG OPERATIONS INC	CRP	O	CORPUS CHRISTI	IN	3/13/2000	1928 N PADRE ISLAND DR		CORPUS CHRISTI	TX	US	78408	866	434-2226
DTG OPERATIONS INC	DAL	O	DALLAS IN TERMINAL	IN	2/5/2001	3127 W MOCKINGBIRD LANE		DALLAS	TX	US	75235	214	357-2822
DTG OPERATIONS INC	DAL	O	DALLAS/LOVE FIELD IN TERMINAL	IN	11/22/1987	3127 W. MOCKINGBIRD LANE		DALLAS	TX	US	75235	214	350-8650
DTG OPERATIONS INC	DFW	O	DALLAS IN TERMINAL	IN	2/5/2001	3809 SO. 26TH AVE.		DALLAS	TX	US	75261	972	456-5980
DTG OPERATIONS INC	DFW	O	DALLAS/FT WORTH IN TERMINAL	IN	11/22/1987	3809 SO. 26TH AVE.	PO BOX 612728	DALLAS	TX	US	75261-2728	972	456-5980
DTG OPERATIONS INC	ELP	O	EL PASO IN TERMINAL	IN	8/1/2006	6701 CONVAIR DRIVE	IN TERMINAL	EL PASO	TX	US	79925	915	778-5446 X 18
DTG OPERATIONS INC	ELP	O	EL PASO IN TERMINAL	IN	8/1/2006	6701 CONVAIR DRIVE	IN TERMINAL	EL PASO	TX	US	79925	915	778-5446 X18
DTG OPERATIONS INC	HOU	O	HOBBY AIRPORT	IN	9/15/2003	8620 PANAIR ROAD		HOUSTON	TX	US	77061	713	947-9125
DTG OPERATIONS INC	HOU	O	HOBBY AIRPORT	IN	8/10/1991	7979 AIRPORT BLVD		HOUSTON	TX	US	77061	713	641-6331
DTG OPERATIONS INC	HOUC01	O	HOUSTON MED CENTER	SUB	9/1/1992	2319 W HOLCOMBE BLVD	HOUSTON-MEDICAL CENTER	HOUSTON	TX	US	77374	713	797-9624
DTG OPERATIONS INC	HOUC04	O	SOUTHWEST HILTON	HOT	7/7/1993	6780 S. W. FREEWAY		HOUSTON	TX	US	77074	866	434-2226
DTG OPERATIONS INC	HOUC52	O	IAH JFK LOCAL OFFICE	OOF	9/15/2003	15845 JFK BLVD		HOUSTON	TX	US	77032	281	449-2792
DTG OPERATIONS INC	HOUC53	O	GALLERIA	DWT	9/15/2003	3151 WEST LOOP SOUTH		HOUSTON	TX	US	77061	713	622-4032
DTG OPERATIONS INC	HOUC54	O	HOUSTON MED CENTER	SUB	9/15/2003	2319 W HOLCOMBE BLVD		HOUSTON	TX	US	77054	713	799-8950
DTG OPERATIONS INC	HOUC55	O	SOUTHWEST FREEWAY	SUB	9/15/2003	6780 S. W. FREEWAY		HOUSTON	TX	US	77074	281	802-8897
DTG OPERATIONS INC	HOUC56	O	HOUSTON-CROWNE PLAZA HOTEL	HOT	1/3/2006	1700 SMITH STREET	CROWNE PLAZA HOTEL	HOUSTON	TX	US	77002	713	947-9125
DTG OPERATIONS INC	HRL	O	VALLEY INTERNATIONAL AIRPORT	IN	10/15/1997	5702 HERITAGE WAY		HARLINGEN	TX	US	78550	956	430-8916
DTG OPERATIONS INC	IAH	O	INTERCONTINENTAL AIRPORT	IN	9/15/2003	17300 JFK BLVD	BLDG A-6	HOUSTON	TX	US	77032	281	233-1211
DTG OPERATIONS INC	IAH	O	INTERCONTINENTAL AIRPORT	IN	8/7/2003	15845 JFK BLVD	HOUSTON JFK	HOUSTON	TX	US	77032	281	233-1211
DTG OPERATIONS INC	MFE	O	MILLER INTERNATIONAL AIRPORT	IN	10/15/1997	2500 S BICENTENNIAL BLVD #112	MILLER INT'L AIRPORT	MCALLEN	TX	US	78503	956	630-1100
DTG OPERATIONS INC	SAT	O	SAN ANTONIO	IN	11/6/2006	8790 CROWNHILL BLVD		SAN ANTONIO	TX	US	78209	210	930-1081
DTG OPERATIONS INC	SAT	O	SAN ANTONIO IN TERMINAL	IN	3/13/2000	8790 CROWNHILL BLVD		SAN ANTONIO	TX	US	78209	210	524-3251
DTG OPERATIONS INC	IAD	O	STERLING-DULLES INT'L AIRPORT	IN	3/7/2002	23320 AUTO PILOT DRIVE		DULLES	VA	US	20166	703	661-0167 X2222
DTG OPERATIONS INC	IAD	O	WASHINGTON-DULLES IN TERMINAL	IN	1/1/1991	23390 AUTO PILOT DRIVE		DULLES	VA	US	20166	703	661-6924 X228
DTG OPERATIONS INC	ORF	O	NORFOLK IN TERMINAL	IN	3/6/2002	2200 NORVIEW AVE	NORFOLK INTERNATIONAL APO	NORFOLK	VA	US	23518	757	857-3902
DTG OPERATIONS INC	ORF	O	NORFOLK IN TERMINAL	IN	11/1/2003	2200 NORVIEW AVE	NORFOLK INT'L APO ARRIVAL BLDG	NORFOLK	VA	US	23518	757	857-3902
DTG OPERATIONS INC	ORFC03	O	NORFOLK SUBURBAN	SUB	3/7/2002	3345 NORTH MILITARY HWY		NORFOLK	VA	US	23518	757	857-0112
DTG OPERATIONS INC	RIC	O	RICHMOND IN TERMINAL	IN	11/1/2003	5912 LEWIS ROAD		RICHMOND	VA	US	23150	804	222-2618 x 222
DTG OPERATIONS INC	RIC	O	RICHMOND AIRPORT	IN	9/24/2003	5912 LEWIS ROAD		SANDSTON	VA	US	23150	804	222-2618 X222
DTG OPERATIONS INC	RICGML	O	RICHMOND GOVT RENTALS	SUB	1/1/2009	5912 LEWIS ROAD		SANDSTON	VA	US	23150
DTG OPERATIONS INC	WASC52	O	ARLINGTON-WASHINGTON REAGAN INT'L APO	SUB	6/1/2006	2600 JEFFERSON DAVIS HWY		ARLINGTON	VA	US	22202	703	838-6879
DTG OPERATIONS INC	WASGML	O	ALEXANDRIA	SON	3/7/2002	330 HOOFS RUN DRIVE		ALEXANDRIA	VA	US	22314	703	684-7500 X325
DTG OPERATIONS INC	WASS01	O	WASHINGTON JEFF DAVIS HIGHWAY	OOF	1/1/1991	2600 JEFFERSON DAVIS HWY		ARLINGTON	VA	US	22202	703	519-8701
DTG OPERATIONS INC	BTV	O	S BURLINGTON - OFF AIRPORT	OOF	4/1/2007	1700 WILLISTON ROAD		S. BURLINGTON	VT	US	05403	802	863-5500
DTG OPERATIONS INC	LEB	O	WHITE RIVER - OFF AIRPORT	OOF	4/1/2007	93 BESWICK DRIVE		WHITE RIVER JUNCTION	VT	US	05001	802	295-6611
DTG OPERATIONS INC	SEA	O	SEATAC IN TERMINAL	IN	2/1/2007	18836 INTERNATIONAL BLVD		SEATAC	WA	US	98188	206	244-6868
DTG OPERATIONS INC	SEAC51	O	SEATTLE OFF AIRPORT	OOF	2/1/2007	18836 INTERNATIONAL BLVD		SEATTLE	WA	US	98168	206	625-0065
DTG OPERATIONS INC	MKE	O	MILWAUKEE IN TERMINAL	IN	6/1/2006	5300 SOUTH HOWELL AVE		MILWAUKEE	WI	US	53207	414	744-9820
DTG OPERATIONS INC	MKE	O	MILWAUKEE	IN	1/2/2003	5300 SOUTH HOWELL AVENUE		MILWAUKEE	WI	US	53207	866	434-2226

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 8 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 8
TECHNICAL ARCHITECTURE AND PRODUCT STANDARDS

This document is intentionally left blank.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 9 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 9
CURRENT AND PLANNED PROJECTS

This document is intentionally left blank.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 10 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 10
EQUIPMENT ASSETS

Provider will support the following assets for Customer Equipment types during the Term of the Agreement:

•	Server Equipment

•	Storage Equipment

•	End User Computing Equipment

•	LAN Network Equipment

•	WAN Network Equipment

Monthly Asset Inventory reports will be provided to Customer listing the Customer Equipment assets managed by Provider under terms of this Agreement.  Additions and deletions to the list will be managed in accordance with the process defined in the Policies and Procedures Manual.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

ExExhibit 11 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 11
AUDIT RIGHTS AND PROCEDURES
FOR NETWORK PENETRATION TESTS

Customer may request reasonable access to Provider Data Centers for the purpose of performing internal audits or inspections of the networks used in performing Services, through the use of network penetration tests and similar mechanisms.

Provider’s security policies generally limit third party penetration or vulnerability testing to those portions of the environment that are dedicated to Customer.  To request an audit under the Audit Rights provision of the Agreement (Section 5.6 – Audit Rights) involving the use of network penetration tests and similar mechanisms, Customer must provide written notice to:

HP Enterprise Services, LLC
Attention:  [***], Account Executive
5330 East 31st Street
Tulsa, Oklahoma  74133

Such notice must include the date of the engagement, window of time the activity will take place, source IP’s, destination IP’s, types of checks to be run and the tools to be used.  If a third party will perform the audit or testing on behalf of Customer, the request must also include the full name of the company performing the service.  Provider’s Global Information Security Compliance Assessment organization will review the request to determine if it meets Provider’s security requirements and to confirm that the targeted environment is limited to a Customer dedicated environment.  The request process requires Customer and the third party provider to sign a standard indemnification document (in the form set forth in Attachment A), which renders Customer responsible for all cost associated with any outage and resultant activities required to restore the environment back to operation.

If it is determined that the planned testing does not meet Provider’s security requirements, Provider will work with Customer to develop a testing plan that will address its needs.  If testing in a leveraged environment is required, such testing may be done by Provider, subject to the Parties’ agreement on the scope of the testing and fees to be paid by Customer for the performance of penetration or vulnerability testing by Provider.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Attachment A to Exhibit 11 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

ATTACHMENT A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR ATTACHMENT A TO EXHIBIT 11

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 12 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 12

I.	Introduction; Interpretation.

1.         This Exhibit 12 is attached to and incorporated by reference in the Services Agreement by and between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC.

The purpose of this Exhibit is to identify (i) Provider Subcontracted Services and approved subcontractors as of the Effective Date, (ii) a list of Customer Licensed Software which is maintained through the Asset Inventory System and (iii) a list of Hardware and Software Maintenance contracts for all Application Servers and Storage as of the Effective Date which are invoiced on a cost plus arrangement in accordance with Exhibit 4, Section III.D.

II.	AGENCY AUTHORIZATIONS

For those Customer Third-Party Contracts for which Provider is not identified as having financial responsibility in Exhibit 12, but Provider has administrative, financial, and/or operational responsibility, Customer will grant to Provider the necessary access, administrative, financial, and operational agency, including ordering rights, as applicable, in order to authorize Provider to carry out such responsibilities on Customer’s behalf with respect to the identified Third-Party Contracts.  The grant will be effectuated through the Parties’ execution of a separate agency authorization for each affected Third-Party Contract (an “Agency Authorization”).  Following the Parties’ execution of each Agency Authorization, Customer will send the Agency Authorization to the Third Party Vendor under the applicable Third-Party Contract for execution by the Third Party Vendor.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 12-A to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 12-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 12-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 12-B to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 12-B
 CUSTOMER LICENSED SOFTWARE

Provider will maintain and provide monthly Asset Inventory reports listing all Customer Licensed Software.

Additions and deletions to the list will be managed in accordance with the process defined in the Policies and Procedures Guide.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 13 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 13

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 14 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 14
CUSTOMER SATISFACTION SURVEYS

1.0	INTRODUCTION

This Exhibit describes the requirements related to Customer satisfaction surveys.  Customer and Provider as part of the Governance process will work together to update, revise and make changes to this Exhibit during the Term of the Agreement, including adding and removing Customer satisfaction surveys mutually agreed upon by both parties in order to ensure that the Customer surveys are relevant to measuring Provider’s delivery of the Services.

Customer will have overall review and approval of the Customer satisfaction surveys, to include input and approval of the survey recipients and the survey questions.

2.0	PROVIDER GENERAL REQUIREMENTS AND RESPONSIBLITIES:

Provider’s responsibilities include:

1.
Conducting Customer satisfaction surveys regarding the Services including, but not limited to the categories of support, services requests and project work for the following categories of Authorized Users:

1.1.	Customer’s Executives.
1.2.	Authorized Users immediately after they have used the Service Desk as described in Exhibit 2.2.
2.	Measuring Customer satisfaction in all surveys for the following general attributes:
2.1.	Responsiveness.
2.2.	Performance.
2.3.	Knowledge.
2.4.	Courteousness and Professionalism.
2.5.	Overall Satisfaction.
2.6.	Timeliness.
2.7.	Value Added.
3.	Measuring Customer satisfaction for each Tower, based on the audience for each survey.
4.	Measuring the satisfaction with the value of the Services provided by Provider in the Customer satisfaction surveys.
5.	Developing the materials and methodology for each survey, and:
5.1.	Submitting the materials to Customer for its approval at least thirty (30) working days prior to the scheduled start date for each survey.
6.	Tracking survey response rates and reporting those numbers.
7.	Communicating with Authorized Users on a proactive basis to achieve an optimal response rate for each survey.
8.	Receiving completed surveys from Authorized Users and tabulating results from the surveys.
9.	Reporting the results and resulting action plans to:
9.1.	The Customer Contract Executive and making the results available through an electronic portal.
9.2.	The Authorized User group that was asked to respond to the survey, as directed by the Customer Contract Executive.
9.3.	Provide results of surveys no later than 30 days after data is collected.
10.	Using the survey results to plan and implement measurable improvement programs for areas requiring attention.

3.0	EXECUTIVE CUSTOMER SATISFACTION SURVEYS:

Provider’s responsibilities include:
1.	Initiating an Executive Customer Satisfaction Survey within twelve (12) months after the Effective Date, or at a later time if approved by the Customer Contract Executive.
2.	Conducting ongoing Executive Customer Satisfaction Surveys annually, or as requested by Customer not to exceed two (2) Executive Customer Satisfaction Surveys in any Contract Year.
3.	Providing the Customer the option of an on-site annual survey.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 14 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

4.	Working with the Customer Contract Executive to identify survey participants and attain the optimal response rate to the survey.
5.	Reporting the results of the survey to the Customer Contract Executive within two (2) weeks after the completion of the survey.
6.	Reporting the results to the survey respondents and other Customer executives as requested by the Customer Contract Executive.
7.	Conducting follow-up reviews or other activities as requested by the Customer Contract Executive.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 17 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 17

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 17

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

 Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 19 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

EXHIBIT 18

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 18

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

 Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 19 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

EXHIBIT 18-A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 18-A

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

 Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 19 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

EXHIBIT 19

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 19

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 20 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

EXHIBIT 20
CONTRACT CHANGE PROCESS

As set forth in the Services Agreement between Provider and Customer, all proposed changes by Customer or Provider (i) that contemplate a change to, and not simply an increase in or reduction of, the Services, (ii) to Customer Equipment, Customer Software, Customer Location, Customer's wide-area network (including equipment, network and Software components) or the configuration of information systems, and which would affect Provider’s performance or delivery of the Services or Provider’s ability to satisfy the  Service Levels, or (iii) that involve Customer proposals for Variable Services, (collectively, "Changes"), shall be subject to using the Contract Change Process as set forth in this Exhibit 20.

1.1	Any Change must be initiated by the Provider Account Manager or the Customer Account Manager.

1.2
Changes to Customer Equipment, Customer Software, Customer Location, Customer's wide-area network (including equipment, network and Software components) or the configuration of information systems shall be made in accordance with the Change Management process defined in the Policies and Procedures Manual.  Such Changes shall not require a Contract Amendment, unless the Change would amend, modify, add or delete any Service or any Exhibit in any material way, or change any Fees.

1.3
Additions, deletions and modifications to Service Levels, changes to Service Level designations (i.e. changing a Key Measurement to a Critical Service Level or Critical Service Level to a Key Measurement), and changes to the Allocation of Pool Percentage for Critical Service Levels made in accordance with the process defined in the Service Level Methodology (Exhibit 3) shall not require a Contract Amendment, unless such changes result in a modification of the Services or Fees.

1.4
The Account Managers must discuss any Change (other than a Change described in Section 1.2 above that does not require a Contract Amendment) proposed by either the Customer or Provider and such a discussion must result either in:

1.4.1
agreement not to proceed further with the proposed Change (which agreement shall be documented in notes or meeting minutes by the Customer and Provider which for the purposes of this clause only may be done by email);

1.4.2	a written request for a Change by the Customer or Provider;

1.4.3
the submission of a Work Order/Service Request (in the form set forth in Attachment A to this Exhibit 20) if the Change is for New Services, Variable Services or Project which is executed by both Parties; or

1.4.4	the submission of a Contract Amendment by Provider for Changes that amend, modify, add or delete any Exhibit, any Service or Fees, except as otherwise provided for in the Agreement.

1.5
Discussions will be held within four (4) business days of either Party’s Account Manager notifying the other Account Manager of a proposal for a Change.  Neither the Customer nor Provider is obliged to produce any documentation, make any calculation, make any specific proposal or do any preparatory work requiring significant effort for the purpose of participating in such a discussion.

1.6
Where, following the foregoing discussions, it is agreed that Provider will prepare a Work Order/Service Request or Contract Amendment (the applicable “Supplemental Contract Document”) based off of a Customer or Provider Change request, Provider will, as soon as reasonably possible but no later than ten (10) business days or such longer period as may be agreed by the Parties following the delivery of the written request for the Change:

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 20 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

(a)	Provide the Supplemental Contract Document and notify the Customer whether the Change:

(i) can be provided by Provider within the existing Monthly Base Charges or Variable Service Charges;

(ii) will lead to a reduction of the Monthly Base Charges or Variable Service Charges; or

(iii) may result in an increase in the Monthly Base Charges or Variable Service Charges.  Provider may not increase the Monthly Base Charges or Variable Service Charges for a Change unless the Change will result in an increase in Provider’ costs when compared with the costs of existing Services at the same volume and Service Levels.

OR

(b)
Provider shall provide a written response stating what further information or investigation is required in order to respond, and provide details of the required information or investigation and a date by which the Supplemental Contract Document will be provided to the Customer, in which case the Customer and Provider Account Managers must meet within four (4) business days of receipt by the Customer of such request for further information so as to discuss, request and provide, where possible, the additional information, or to arrange the further investigation, reasonably requested.  Within ten (10) business days of Provider’s receipt of the information or the conclusion of the investigation or such other date agreed to by the Parties, Provider shall then provide the Customer with the Supplemental Contract Document which shall include the information set forth in Section 1.6 (a) above.

1.7
The Customer shall, within a reasonable period of time (having regard to the Change Start Date) but no later than ten (10) business days after its receipt of the Supplemental Contract Document, notify Provider as to whether it wishes to proceed with the implementation of the Change under the terms of the Supplemental Contract Document.

1.8
If the Customer does not accept the Supplemental Contract Document, it shall provide a counter-proposal which the Customer would be willing to accept (before referring any matter in relation to the Supplemental Contract Document for dispute resolution).

1.9
If the Customer accepts the Supplemental Contract Document(either as submitted by Provider or as amended by agreement between the Parties) then the Parties shall execute, as soon as possible thereafter, two copies of the Supplemental Contract Document, with Provider and the Customer each retaining one copy of the Supplemental Contract Document so executed.  Upon the Supplemental Contract Document being executed by both Provider and the Customer (which in the case of Customer must be signed by a Customer Vice President or President and Provider shall have the right to rely on the title of the Customer officer stated on the Supplemental Contract Document), the Supplemental Contract Document will be deemed to form part of this Agreement and the relevant part of the Agreement will be amended as set forth in the Supplemental Contract Document.  Provider must not take any action with respect to a Supplemental Contract Document until the Customer has executed the Supplemental Contract Document, and the Customer is not liable for any additional expenditure incurred by Provider in taking any action with respect to a Supplemental Contract Document until it has been signed by both Provider and the Customer unless the Customer has otherwise approved that expenditure in writing.

1.10	If Provider and the Customer cannot agree on any issue relating to the Supplemental Contract Document, then:

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 20 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

1.10.1
if the dispute is about a change in the Monthly Base Charges or Variable Service Charges, that matter will be resolved in accordance with the dispute resolution provisions of the Agreement; provided, however, the process shall not (unless otherwise agreed between the Account Managers) delay in any way the date identified in the Supplemental Contract Document upon which performance of the Change will commence (the "Change Start Date") if:

(a)	the Parties agree on all other matters contained in the Supplemental Contract Document;
(b)	the Supplemental Contract Document has been executed (subject to resolution of the dispute about the Monthly Base Charges or Variable Service Charges); or
(c)
the Customer and Provider have agreed that Provider will be paid based on Provider’s actual incremental costs incurred, if any, in implementing and performing the Change on an interim basis pending resolution of the dispute.

1.10.2
If the dispute is about Service Levels, or any other matter aside from those covered in Section 1.10.1, it will be resolved in accordance with the dispute resolution provisions of the Agreement and a revised Change Start Date shall be as agreed by the Parties or determined pursuant to the dispute resolution proceedings.

1.11
If Customer wishes to proceed on the terms of the Supplemental Contract Document, the Customer shall pay any up front charges referred to in the Supplemental Contract Document and this Agreement and Provider shall commence performance of the Change upon the Change Start Date.

2.	GENERAL PROVISIONS

2.1	Provider and the Customer will each bear its own costs related to any investigations into a Change. Both Parties shall make Change requests reasonably and in good faith.

2.2	Provider shall not be obliged to provide a Change if to do so would make it either:

2.2.1	technically or operationally non-viable; or

2.2.2	contrary to law.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 20 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

Attachment A to Exhibit 20

HP Enterprise Services Work Order and Service Request

Provider Enterprise Services Work Order and Service Request Number: DTG0XXX
Date raised: MM/DD/YYY Requestor:
Customer: Dollar Thrifty Automotive Group Completed by:
Related Agreement:

This Work Order is executed under the terms of the Services Agreement dated April 1, 2011 by and between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC, (“the Agreement”) as amended to date unless otherwise noted within this Work Order.  In the event of any conflict between the terms of this Work Order and the Agreement, this Work Order shall have precedence.

Description:
This statement of work is intended to document the scope of work and billing arrangement for resources necessary …..
Scope:
The scope of this work  includes ….
Duration:
This effort is expected to run through <Date>.
Financial Summary:
Total estimated SOW expense - $
The amount billed for this SOW will be based on actual hours worked.
Work will not begin until a fully executed copy of this document is returned to the HP Enterprise Services DTAG Account Business Office.  The proposal is valid for 30 days from the Date Raised.

Provider Services	Professional Services	X	Hardware	Other
Server Support Level	Essential		Enhanced	Premier
Provider Maintenance Support	24x7x2		24x7x4	8x5 M-F
	Gold		Silver	Bronze
Estimated Installation and Professional Services Fees:$	Installation fee is equal to one month’s base services as per contract =	Estimated Delivery Date: Through <Date>	As agreed between EDS and DTG.
Estimated Professional Services Hrs: XXX		Revised contract term:

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 20 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and Provider Enterprise Services, LLC

Attachment A to Exhibit 20

HP Enterprise Services Work Order and Service Request

Estimated Capital for Implementation:N/A	Incremental monthly fees: Revised monthly fee total:	$
SUMMARY/RESOLUTION: (Completed by HP Enterprise Services) : Provider to provide <provide brief summary of scope here> Project labor charges are time and materials and are estimated at $
SOW: DTG0XXX	Billing Effective Date	<Date>
Signature Dates
Dollar Thrifty Automotive Group Authorized Signatory
HP Enterprise Services Authorized Signatory

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 21 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 21

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 22 to Services Agreement between Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC

EXHIBIT 22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR EXHIBIT 22

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.